     As filed with the Securities and Exchange Commission on December 15, 1995
                                           1933 Act Registration No. 2-11357
                                           1940 Act Registration No. 811-582

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ X ]

                  Pre-Effective Amendment No.    ______             [   ]

                  Post-Effective Amendment No.   __74__             [ X ]
                              and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                  Amendment No.    29                         [ X ]
                           (Check appropriate box or boxes)

                           NEUBERGER & BERMAN EQUITY FUNDS
               (Exact Name of the Registrant as Specified in Charter)
                             605 Third Avenue, 2nd Floor
                            New York, New York 10158-0180
                      (Address of Principal Executive Offices)

         Registrant's Telephone Number, including area code: (212) 476-8800

                             Lawrence Zicklin, President
                           Neuberger & Berman Equity Funds
                             605 Third Avenue, 2nd Floor
                           New York, New York  10158-0180

                               Arthur C. Delibert, Esq.
                             Kirkpatrick & Lockhart LLP
                               South Lobby - 9th Floor
                                 1800 M Street, N.W.
                             Washington, D.C. 20036-5891
                     (Names and Addresses of agents for service)

     Approximate Date of Proposed Public Offering: Continuous

     It is proposed that this filing will become effective:

     _____  immediately upon filing pursuant to paragraph (b)
     __x__  on December 15, 1995 pursuant to paragraph (b)
     _____  60 days after filing pursuant to paragraph (a)(1)
     _____  on __________ pursuant to paragraph (a)(1)
     _____  75 days after filing pursuant to paragraph (a)(2)
     _____  on __________ pursuant to paragraph (a)(2)

           Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and filed the notice required by such rule for its 1995 fiscal year on October 24, 1995.

           Neuberger & Berman Equity Funds is a "master/feeder fund." This Post-Effective Amendment No. 74 includes signature pages for the master funds, Equity Managers Trust and Global Managers Trust, and appropriate officers and trustees thereof.

                                           Page ______ of ______
                                           Exhibit Index Begins on
                                           Page _______

                           NEUBERGER & BERMAN EQUITY FUNDS

               CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 74 ON FORM N-1A

           This post-effective amendment consists of the following papers and documents.

     Cover Sheet

     Contents of Post-Effective Amendment No. 74 on Form N-1A

     Cross Reference Sheet

     Neuberger & Berman Focus Fund
     Neuberger & Berman Genesis Fund
     Neuberger & Berman Guardian Fund
     Neuberger & Berman International Fund
     Neuberger & Berman Manhattan Fund
     Neuberger & Berman Partners Fund
     Neuberger & Berman Socially Responsive Fund

           Part A - Prospectus

           Part B - Statement of Additional Information

           Part C - Other Information

     Signature Pages

     Exhibits

                           NEUBERGER & BERMAN EQUITY FUNDS
                    POST-EFFECTIVE AMENDMENT NO. 74 ON FORM N-1A

                                Cross Reference Sheet

                This cross reference sheet relates to the Prospectus
                     and Statement of Additional Information for
                            Neuberger & Berman Focus Fund,
                           Neuberger & Berman Genesis Fund,
                          Neuberger & Berman Guardian Fund,
                        Neuberger & Berman International Fund
                          Neuberger & Berman Manhattan Fund,
                        Neuberger & Berman Partners Fund, and
                     Neuberger & Berman Socially Responsive Fund



                   Form N-1A Item No.       Caption in Part A Prospectus
                   ------------------       ----------------------------


       Item 1.     Cover Page               Front Cover Page

       Item 2.     Synopsis                 Expense Information; Summary

       Item 3.     Condensed Financial      Financial Highlights; Performance
                   Information              Information

       Item 4.     General Description of   Investment Program; Description of
                   Registrant               Investments; Special Information
                                            Regarding Organization, Capitalization,
                                            and Other Matters

       Item 5.     Management of the Fund   Management and Administration; Other
                                            Information; Back Cover Page

       Item 6.     Capital Stock and        Front Cover Page; Dividends, Other
                   Other Securities         Distributions, and Taxes; Special
                                            Information Regarding Organization,
                                            Capitalization, and Other Matters

       Item 7.     Purchase of Securities   How to Buy Shares; Additional
                   Being Offered            Information on Telephone Transactions;
                                            Shareholder Services; Share Prices and
                                            Net Asset Value; Management and
                                            Administration






       Item 8.     Redemption or            How to Sell Shares; Additional
                   Repurchase               Information on Telephone Transactions;
                                            Shareholder Services; Share Prices and
                                            Net Asset Value

       Item 9.     Pending Legal            Not Applicable
                   Proceedings


                                                 Caption in Part B
                     Form N-1A Item No.          Statement of Additional Information
                     ------------------          -----------------------------------


       Item 10.      Cover Page                  Cover Page

       Item 11.      Table of Contents           Table of Contents

       Item 12.      General Information and     Organization
                     History

       Item 13.      Investment Objectives and   Investment Information; Certain Risk
                     Policies                    Considerations

       Item 14.      Management of the Fund      Trustees and Officers

       Item 15.      Control Persons and         Control Persons and Principal Holders
                     Principal Holders of        of Securities
                     Securities

       Item 16.      Investment Advisory and     Investment Management and
                     Other Services              Administration Services; Trustees and
                                                 Officers; Distribution Arrangements;
                                                 Reports To Shareholders; Custodian and
                                                 Transfer Agent; Independent Auditors/
                                                 Accountants

       Item 17.      Brokerage Allocation        Portfolio Transactions

       Item 18.      Capital Stock and Other     Investment Information; Additional
                     Securities                  Redemption Information; Dividends and
                                                 Other Distributions

       Item 19.      Purchase and Redemption     Additional Purchase Information;
                                                 Additional Exchange Information;
                                                 Additional Redemption Information;
                                                 Distribution Arrangements

       Item 20.      Tax Status                  Dividends and Other Distributions;
                                                 Additional Tax Information






       Item 21.      Underwriters                Investment Management and
                                                 Administration Services; Distribution
                                                 Arrangements

       Item 22.      Calculation of              Performance Information
                     Performance Data

       Item 23.      Financial Statements        Financial Statements




                                       Part C

           Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment No. 74.

                    PROSPECTUS
------------------------------------------------------------------------------

          December 15, 1995



                    [Neuberger&Berman LOGO]
                    EQUITY FUNDS(SM)

          Neuberger&Berman
                    FOCUS FUND

          Neuberger&Berman
                    GENESIS FUND

          Neuberger&Berman
                    GUARDIAN FUND


          Neuberger&Berman
                    INTERNATIONAL FUND


          Neuberger&Berman
                    MANHATTAN FUND

          Neuberger&Berman
                    PARTNERS FUND

          Neuberger&Berman
                    SOCIALLY RESPONSIVE FUND



                                                            No Sales Charges
                                                            No Redemption Fees
                                                            No 12b -1 Fees

          Neuberger&Berman

EQUITY FUNDS

          No-Load Equity Funds
-------------------------------------------------------------------------------

Neuberger&Berman FOCUS FUND           Neuberger&Berman MANHATTAN FUND

Neuberger&Berman GENESIS FUND         Neuberger&Berman PARTNERS FUND

Neuberger&Berman GUARDIAN FUND        Neuberger&Berman SOCIALLY RESPONSIVE FUND

Neuberger&Berman INTERNATIONAL FUND


    Initial Purchase--$1,000 Minimum
    Automatic Investing--$100 Minimum Per Month
    Gift Programs and IRAs--$250 Minimum
    Call 800-877-9700



    Each of the above-named funds (a "Fund") invests all of its net investable assets in its corresponding portfolio of Equity Managers Trust or, in the case of Neuberger& Berman International Fund, in the corresponding portfolio of Global Managers Trust (each a "Portfolio"). Equity Managers Trust and Global Managers Trust ("Managers Trusts") are open-end management investment companies managed by Neuberger&Berman Management Incorporated ("N&B Management"). Each Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. The investment performance of each Fund directly corresponds with the investment performance of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this unique structure that you should consider, see "Summary" on page 3, and "Special Information Regarding Organization, Capitalization, and Other Matters" on page 32.



    Please read this Prospectus before investing in any of the Funds and keep it for future reference. It contains information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Funds and Portfolios, dated December 15, 1995, is on file with the Securities and Exchange Commission. The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700. Prospectus Dated December 15, 1995


    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
    SUMMARY                                                                3
The Funds and Portfolios; Risk Factors                                     3
Management                                                                 5
The Neuberger&Berman Investment Approach                                   5

    EXPENSE INFORMATION                                                    7
Shareholder Transaction Expenses for Each Fund                             7
Annual Fund Operating Expenses                                             7
Example                                                                    9

    FINANCIAL HIGHLIGHTS                                                  10
Focus Fund                                                                11
Genesis Fund                                                              12
Guardian Fund                                                             13
International Fund                                                        14
Manhattan Fund                                                            15
Partners Fund                                                             16
Socially Responsive Fund                                                  17

    INVESTMENT PROGRAMS                                                   21
Focus Portfolio                                                           21
Genesis Portfolio                                                         22
Guardian Portfolio                                                        23
International Portfolio                                                   23
Manhattan Portfolio                                                       24
Partners Portfolio                                                        25
Socially Responsive Portfolio                                             25
Short-Term Trading; Portfolio Turnover                                    27
Borrowings                                                                27
Other Investments                                                         28

    PERFORMANCE INFORMATION                                               29
Total Return Information                                                  31

    SPECIAL INFORMATION REGARDING ORGANIZATION, CAPITALIZATION,
    AND OTHER MATTERS                                                     32
The Funds                                                                 32
The Portfolios                                                            33

    HOW TO BUY SHARES                                                     35
By Mail                                                                   35
By Wire                                                                   35
By Telephone                                                              36
By Exchanging Shares                                                      36
Other Information                                                         36

    HOW TO SELL SHARES                                                    38
By Mail or Facsimile Transmission (Fax)                                   38
By Telephone                                                              39
Other Information                                                         39

    ADDITIONAL INFORMATION ON TELEPHONE TRANSACTIONS                      41

    SHAREHOLDER SERVICES                                                  42
Automatic Investing and Dollar Cost Averaging                             42
Exchange Privilege                                                        42
Systematic Withdrawal Plans                                               43
Retirement Plans                                                          43

    SHARE PRICES AND NET ASSET VALUE                                      44

    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES                             45
Distribution Options                                                      45
Taxes                                                                     45

    MANAGEMENT AND ADMINISTRATION                                         47
Trustees and Officers                                                     47
Investment Manager, Administrator, Distributor, and Sub-Adviser           47
Expenses                                                                  49
Transfer and Shareholder Servicing Arrangements                           51

    DESCRIPTION OF INVESTMENTS                                            52

    USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION       59

    OTHER INFORMATION                                                     60
Directory                                                                 60
Funds Eligible For Exchange                                               60

SUMMARY


          The Funds and Portfolios; Risk Factors
-------------------------------------------------------------------------------


    Each Fund is a series of Neuberger&Berman Equity Funds (the "Trust") and invests in a corresponding Portfolio that, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because each Fund "feeds" shareholders' investments into its corresponding Portfolio, a "master" fund. The structure looks like this:

                           -------------------------
                                  Shareholders
                           -------------------------

                                       (down arrow) BUY SHARES IN

                           -------------------------
                                     Funds
                           -------------------------

                                       (down arrow) INVEST IN

                           -------------------------
                                   Portfolios
                           -------------------------

                                       (down arrow) INVEST IN

                           -------------------------
                           Stocks & Other Securities
                           -------------------------



    The trustees who oversee the Funds believe that this structure may benefit shareholders; investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Funds and the Portfolios, including certain features of the master/feeder fund structure, see "Special Information Regarding Organization, Capitalization, and Other Matters" on page
32. An investment in any Fund involves certain risks, depending upon the types of investments made by its corresponding Portfolio. For more details about each Portfolio, its investments and their risks, see "Investment Programs" on page 21 and "Description of Investments" on page 52.

    The following table is a summary highlighting features of the Funds and their corresponding Portfolios. You may want to invest in a variety of Funds to fit your particular investment needs. Please see "Investment Programs" on page
21. Of course, there can be no assurance that a Fund will meet its investment objective.



Neuberger&Berman
Equity Funds           Investment Style          Portfolio Characteristics
----------------------------------------------------------------------------------------------
GUARDIAN FUND          Broadly diversified,      A growth and income fund that invests in
                       large-cap value           stocks of established, high-quality companies
                       fund. Relatively low      that are not well followed on Wall Street or
                       portfolio turnover.       are temporarily out of favor.

FOCUS FUND             Large-cap value           Invests in common stocks selected from 13
                       fund, more                multi-industry sectors of the economy. To
                       concentrated              maximize potential return, the Portfolio
                       portfolio than            normally makes at least 90% of its
                       Guardian. Relatively      investments in not more than six sectors of
                       low portfolio             the economy believed by the portfolio
                       turnover.                 managers to be undervalued.

GENESIS FUND           Broadly diversified,      Invests in stocks of companies with small
                       small-cap value           market capitalizations (usually up to $750
                       fund. Relatively low      million). Portfolio manager seeks to buy the
                       portfolio turnover.       stocks of strong companies with a history of
                                                 solid performance and a proven management
                                                 team, which are selling at attractive prices.

INTERNATIONAL FUND     Broadly diversified,      Seeks long-term capital appreciation by
                       medium-to-large-cap       investing primarily in foreign stocks, both
                       international equity      in developed economies and in emerging
                       fund. Capitalization      markets. Portfolio manager seeks undervalued
                       is relative to each       companies in countries with strong potential
                       national market.          for growth.

MANHATTAN FUND         Broadly diversified,      Invests in securities believed to have the
                       medium-to-large-cap       maximum potential for long-term capital
                       growth fund.              appreciation. Portfolio manager follows a
                       Relatively low            "growth at a reasonable price" philosophy and
                       portfolio turnover.       searches for financially sound, growing
                                                 companies with a special competitive
                                                 advantage or a product that makes their
                                                 stocks attractive.

PARTNERS FUND          Broadly diversified,      Seeks capital growth through an approach that
                       medium-to-large-cap       is intended to increase capital with
                       value fund. Moderate      reasonable risk. Portfolio managers look at
                       portfolio turnover.       fundamentals, focusing particularly on cash
                                                 flow, return on capital, and asset values.

SOCIALLY               Broadly diversified,      Seeks long-term capital appreciation by
RESPONSIVE FUND        large-cap value           investing in common stocks of companies that
                       fund.                     meet both financial and social criteria.

          Management
-------------------------------------------------------------------------------



    N&B Management, with the assistance of Neuberger&Berman, L.P. ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolios. N&B Management also provides administrative services to the Portfolios and the Funds and acts as distributor of Fund shares. See "Management and Administration" on page 47. If you want to know how to buy and sell shares of the Funds or exchange them for shares of other Neuberger&Berman Funds(SM), see "How to Buy Shares" on page 35, "How to Sell Shares" on page 38, and "Shareholder Services -- Exchange Privilege" on page 42.

          The Neuberger&Berman Investment Approach
-------------------------------------------------------------------------------


    While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value and growth.



    A value-oriented portfolio manager buys stocks that are selling for less than their perceived market value. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.



    Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets).



    While a value approach concentrates on undervalued securities in relation to their fundamental economic value, a growth approach seeks out stocks of companies that are projected to grow at above-average rates and may appear poised for a period of accelerated earnings.


    The growth portfolio manager is willing to pay a higher share price in the hope that the stock's earnings momentum will carry the stock's price higher. As a stock's price increases based on strong earnings, the stock's original price appears low in relation to the growth rate of its earnings. Sometimes this happens when a particular company or industry is temporarily out of favor with the market or under-researched. This strategy is called "growth at a reasonable price."


    Neuberger&Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

    In general, Neuberger&Berman Focus, Neuberger&Berman Genesis, Neuberger&Berman Guardian, Neuberger&Berman Partners and Neuberger& Berman Socially Responsive Portfolios adhere to a value-oriented investment approach. Neuberger&Berman Manhattan Portfolio places a greater emphasis on finding securities whose measures of fundamental value are low in relation to the growth rate of their future earnings and cash flow, as projected by the portfolio manager, and that Portfolio is therefore willing to invest in securities with prices that are somewhat higher multiples of earnings.



    Neuberger&Berman International Portfolio uses an investment process that includes a combination of country selection and individual security selection primarily based on a value-driven investment approach.

EXPENSE INFORMATION

    This section gives you certain information about the expenses of each Fund and its corresponding Portfolio. See "Performance Information" for important facts about the investment performance of each Fund, after taking expenses into account.

          Shareholder Transaction Expenses for Each Fund
-------------------------------------------------------------------------------

    As shown by this table, you pay no transaction charges when you buy or sell Fund shares.

          Sales Charge Imposed on Purchases                   NONE
          Sales Charge Imposed on Reinvested Dividends        NONE
          Deferred Sales Charges                              NONE
          Redemption Fees                                     NONE
          Exchange Fees                                       NONE

    If you want to redeem shares by wire transfer, the Funds' transfer agent charges a fee (currently $8.00) for each wire redemption. Shareholders who have one or more accounts in the Neuberger&Berman Funds(SM) aggregating $250,000 or more in value are not charged for wire redemptions; the $8.00 fee is borne by N&B Management.


          Annual Fund Operating Expenses
          (as a percentage of average net assets)
-------------------------------------------------------------------------------



    The following table shows annual Total Operating Expenses for each Fund, which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the Operating Expenses of its corresponding Portfolio. These expenses are borne indirectly by Fund shareholders. Each Fund pays N&B Management an administration fee based on the Fund's average daily net assets. Each Portfolio pays N&B Management a management fee, based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the corresponding Fund. Therefore, the table combines management and administration fees. The Funds and Portfolios also incur other expenses for things such as accounting and legal fees, maintaining shareholder records, and furnishing shareholder statements and Fund reports. "Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. The Funds' expenses are factored into their share prices and dividends and are not charged directly to Fund shareholders. For more information, see "Management and Administration" and the SAI.


Neuberger&Berman           Management and     12b-1     Other       Operating
Equity Funds             Administration Fees   Fees   Expenses   Total Expenses
-------------------------------------------------------------------------------
FOCUS FUND                      0.79%          None     0.13%         0.92%
GENESIS FUND                    1.01%+         None     0.32%         1.33%+
GUARDIAN FUND                   0.72%          None     0.12%         0.84%
INTERNATIONAL FUND*             0.00%          None     1.70%         1.70%
MANHATTAN FUND                  0.80%          None     0.22%         1.02%
PARTNERS FUND                   0.76%          None     0.11%         0.87%
SOCIALLY RESPONSIVE FUND*       0.00%          None     1.50%         1.50%

+(Reflects N&B Management's waiver of certain management fees, described below)


*(Reflects N&B Management's expense reimbursement undertaking, described below)



    Total Operating Expenses for each Fund have been restated based upon current administration fees for the Fund and management fees for its corresponding Portfolio; "Other Expenses" are based on each Fund's and Portfolio's expenses for the past fiscal year. The trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by its corresponding Portfolio. The trustees of the Trust also believe that investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale which could reduce expenses. The expenses and returns of other funds that may invest in the Portfolios may differ from those of the Funds.



    The above table reflects N&B Management's voluntary undertaking until December 31, 1996, to reimburse Neuberger&Berman Socially Responsive Fund for its Operating Expenses and its pro rata share of Neuberger&Berman Socially Responsive Portfolio's Operating Expenses which, in the aggregate, exceed 1.50% per annum of that Fund's average daily net assets. Absent the reimbursement, Management and Administration Fees, Other Expenses, and Total Operating Expenses would be 0.17%, 2.33%, and 2.50%, respectively, per annum of the average daily net assets of Neuberger&Berman Socially Responsive Fund (or slightly higher if permitted by state securities authorities). N&B Management has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Fund to reduce the fee by 0.10% per annum of the average daily net assets of Neuberger&Berman Genesis Portfolio. Absent the waiver, Management and Administration Fees would be 1.11%, and Total Operating Expenses would be 1.43%, per annum of the average daily net assets of Neuberger&Berman Genesis Fund. The above table also reflects N&B Management's voluntary undertaking until December 31, 1996 to reimburse Neuberger&Berman International Fund for its Operating Expenses and its pro rata share of the Operating Expenses of Neuberger&Berman International Portfolio that, in the aggregate, exceed 1.70% per annum of that Fund's average daily net assets. Absent the reimburse-ment, Management and Administration Fees, Other Expenses, and Total Operating Expenses would be 0.31%, 2.19%, and 2.50%, respectively, per annum of the average daily net assets of Neuberger&Berman International Fund (or slightly higher if permitted by state securities authorities).


    For more information about the current expense reimbursement undertakings and fee waiver, see "Expenses" on page 49.

          Example
-------------------------------------------------------------------------------


    To illustrate the effect of Operating Expenses, let's assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in each Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

Neuberger&Berman
Equity Funds                   1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------
FOCUS FUND                       $ 9         $29         $51           $113
GENESIS FUND                     $14         $42         $73           $160
GUARDIAN FUND                    $ 9         $27         $47           $104
INTERNATIONAL FUND               $17         $54         $92           $201
MANHATTAN FUND                   $10         $32         $56           $125
PARTNERS FUND                    $ 9         $28         $48           $107
SOCIALLY RESPONSIVE FUND         $15         $47         $82           $179


   The assumption in this example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The information in the table should not be considered a representation of past or future expenses or rates of return; actual expenses or returns may be greater or less than those shown, and may change if expense reimbursements change.

FINANCIAL HIGHLIGHTS

          Selected Per Share Data and Ratios
-------------------------------------------------------------------------------


    The financial information in the following tables is for each Fund as of August 31, 1995 and includes data related to each Fund (except Neuberger&Berman International Fund and Neuberger&Berman Socially Responsive Fund) before it was converted into a series of the Trust on August 2, 1993. Neuberger&Berman Socially Responsive Fund commenced operations on March 16, 1994. Neuberger&Berman International Fund commenced operations on June 15, 1994. This information has been audited by the Funds' respective independent auditors/accountants. You may obtain, at no cost, further information about the performance of the Funds in their annual reports to shareholders. The annual reports contain the auditors'/accountants' reports. Please call 800-877-9700 for a free copy and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman


          Focus Fund((1))
-------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Period from
                                                              October 1,
                                                Year Ended     1992 to
                                                August 31,    August 31,                   Year Ended September 30,
                                           1995(2)   1994(2)   1993(2)       1992    1991    1990    1989    1988    1987    1986
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $24.42    $24.00    $19.31       $18.91  $16.66  $19.01  $16.60  $20.10  $17.96  $17.46
                                          -----------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                       .17       .21       .23          .29     .38     .44     .46     .46     .48     .83
  Net Gains or Losses on Securities
    (both realized and unrealized)           5.97      2.16      4.65         2.62    2.96   (1.84)   4.83   (2.98)   5.46    2.21
                                          -----------------------------------------------------------------------------------------
      Total from Investment Operations       6.14      2.37      4.88         2.91    3.34   (1.40)   5.29   (2.52)   5.94    3.04
                                          -----------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)     (.20)     (.25)     (.04)        (.31)   (.37)   (.39)   (.49)   (.47)   (.49)   (.88)
  Distributions (from capital gains)        (1.48)    (1.70)     (.15)       (2.20)   (.72)   (.56)  (2.39)   (.51)  (3.31)  (1.66)
                                          -----------------------------------------------------------------------------------------
      Total Distributions                   (1.68)    (1.95)     (.19)       (2.51)  (1.09)   (.95)  (2.88)   (.98)  (3.80)  (2.54)
                                          -----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $28.88    $24.42    $24.00       $19.31  $18.91  $16.66  $19.01  $16.60  $20.10  $17.96
                                          -----------------------------------------------------------------------------------------
Total Return++                             +27.47%   +10.35%   +25.39%(3)   +15.51% +20.20%  -7.54% +32.23% -12.44% +33.07% +17.35%
                                          -----------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)    $956.0    $643.9    $573.9       $439.2  $399.2  $368.6  $441.3  $375.2  $481.1  $376.4
                                          -----------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets     .87%      .85%      .92%(4)      .91%    .93%    .92%    .99%   1.01%    .86%    .88%
                                          -----------------------------------------------------------------------------------------
  Ratio of Net Income to Average Net
     Assets                                   .75%      .89%     1.18%(4)     1.46%   2.01%   2.34%   2.39%   2.64%   2.21%   4.08%
                                          -----------------------------------------------------------------------------------------
  Portfolio Turnover Rate((5))               --        --          52%          77%     60%     66%     60%     66%     88%     28%
                                          -----------------------------------------------------------------------------------------

See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS
Neuberger&Berman


          Genesis Fund
-------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                              Period from                                         Period from
                                               Year Ended   August 1, 1993                                   September 27, 1988(6)
                                               August 31,    to August 31,             Year Ended July 31,         to July 31,
                                           1995(2)    1994(2)   1993(2)      1993    1992       1991      1990        1989
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $8.27       $8.2    $8.30       $7.10   $6.41      $5.78     $6.25       $5.00
Income from Investment Operations
                                          ---------------------------------------------------------------------------------------
  Net Investment Income (Loss)                --        (.01)     --          .01    (.01)       .03       .02         .02
  Net Gains or Losses on Securities
    (both realized and unrealized)           1.56        .42      .32        1.19     .80        .64      (.35)       1.24
                                          ---------------------------------------------------------------------------------------
      Total from Investment Operations       1.56        .41      .32        1.20     .79        .67      (.33)       1.26
                                          ---------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)      --        (.01)     --          --     (.01)      (.04)     (.02)       (.01)
  Distributions (from capital gains)         (.31)      (.75)     --          --     (.09)       --       (.12)        --
                                          ---------------------------------------------------------------------------------------
      Total Distributions                    (.31)      (.76)     --          --     (.10)      (.04)     (.14)       (.01)
                                          ---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $9.52      $8.27    $8.62       $8.30   $7.10      $6.41     $5.78       $6.25
                                          ---------------------------------------------------------------------------------------
Total Return++                             +19.69%     +4.77%   +3.86%(3)  +16.90% +12.38%    +11.80%    -5.33%     +25.24%(3)
                                          ---------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)    $111.5     $135.6   $118.5      $113.5   $72.2      $27.8     $20.8       $18.1
                                          ---------------------------------------------------------------------------------------
  Ratio of Expenses to Average Net Assets    1.35%(7)   1.36%    1.51%(4)    1.65%   2.00%(7)   2.00%(7)  2.00%(7)    2.00%(4,7)
                                          ---------------------------------------------------------------------------------------
  Ratio of Net Income (Loss) to Average
     Net Assets                              (.16%)(7)  (.20%)   (.08%)(4)    .15%   (.14%)(7)   .60%(7)   .41%(7)     .51%(4,7)
                                          ---------------------------------------------------------------------------------------
  Portfolio Turnover Rate( (5))               --         --       --           54%     23%        46%       37%         10%
                                          ---------------------------------------------------------------------------------------

See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS
Neuberger&Berman


          Guardian Fund
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements((8)). It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                 Period from
                                                                                November 1, 1989
                                                                                to August 31,
                                         Year Ended August 31,                                   Year Ended October 31,
                                   1995(2)  1994(2)  1993(2)    1992     1991      1990     1989     1988     1987       1986
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Year                          $19.52    $18.57   $15.73   $14.90    $11.90   $13.20    $12.31  $11.08    $13.17    $12.18
                                  -------------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income              .27       .24      .30      .29       .32      .31       .35     .35       .40       .49
  Net Gains or Losses on
    Securities (both realized
    and unrealized)                 4.30      1.41     3.45     1.71      3.20    (1.36)     2.08    2.55      (.77)     2.50
                                  -------------------------------------------------------------------------------------------
   Total from Investment
     Operations                     4.57      1.65     3.75     2.00      3.52    (1.05)     2.43    2.90      (.37)     2.99
                                  -------------------------------------------------------------------------------------------
Less Distributions
   Dividends (from net
     investment income)             (.25)     (.30)    (.25)    (.26)     (.35)    (.25)     (.36)   (.36)     (.41)     (.50)
  Distributions (from capital
     gains)                         (.23)     (.40)    (.66)    (.91)     (.17)      --     (1.18)  (1.31)    (1.31)    (1.50)
                                  -------------------------------------------------------------------------------------------
   Total Distributions              (.48)     (.70)    (.91)   (1.17)     (.52)    (.25)    (1.54)  (1.67)    (1.72)    (2.00)
Net Asset Value, End of Year      $23.61    $19.52   $18.57   $15.73    $14.90   $11.90    $13.20  $12.31    $11.08    $13.17
                                  -------------------------------------------------------------------------------------------
Total Return++                    +24.06%   +9.12%   +24.43%  +13.88%   +30.48%  -8.08%(3) +19.91% +26.79%   -3.05%    +24.76%
                                  --------------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year
   (in  millions)               $3,947.5 $2,416.5  $1,787.0   $802.9    $628.6   $496.3    $569.3  $539.1    $461.1    $531.8
                                ---------------------------------------------------------------------------------------------
  Ratio of Expenses to
    Average  Net Assets              .80%     .80%      .81%     .82%      .84%     .86%(4)   .84%    .84%      .74%      .73%
                                ---------------------------------------------------------------------------------------------
  Ratio of Net Income to
    Average Net Assets              1.40%    1.36%     2.01%    1.90%     2.46%    2.89%(4)  2.59%   2.80%     2.72%     3.59%
                                ---------------------------------------------------------------------------------------------
  Portfolio Turnover Rate(5)          --       --        27%      41%       59%      58%       52%     73%       91%       70%
                                ---------------------------------------------------------------------------------------------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

       International Fund
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.

                                                                        Period from
                                                       Year Ended        June 15,
                                                       August 31,      1994(10) to
                                                          1995        August 31, 1994
 -------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $10.46            $10.00
                                                        ------------------------------
Income from Investment Operations
  Net Investment Income                                     .06               .01
                                                        ------------------------------
  Net Gains or Losses on Securities
     (both realized and unrealized)                         .21               .45
                                                        ------------------------------
   Total from Investment Operations                         .27               .46
                                                        ------------------------------
Less Distributions
    Dividends (from net investment income)                 (.03)               --
                                                        -------------------------------
Net Asset Value, End of Year                             $10.70            $10.46
                                                        ------------------------------
Total Return++                                            +2.60%            +4.60%(3)
                                                        -------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                   $26.4            $ 6.2
                                                        ------------------------------
  Ratio of Expenses to Average Net Assets((7))             1.70%             1.70%(4)
                                                        ------------------------------
  Ratio of Net Income to Average Net Assets((7))            .73%              .57%(4)
                                                        ------------------------------

See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS
Neuberger&Berman


              Manhattan Fund
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                          Year Ended August 31,                     Year Ended December 31,
                                        1995(2) 1994(2)  1993(2)   1992     1991    1990(9)     1989     1988      1987     1986
--------------------------------------  ------   -----   ------    ----     ----    -------     ----     ----      ----     ----
Net Asset Value, Beginning of Year      $11.28  $12.94   $11.59   $11.55   $ 9.46   $10.44     $ 9.04   $ 7.81   $ 8.95    $ 8.86
                                        ------------------------------------------------------------------------------------------
Income from Investment Operations
  Net Investment Income                    --      .02      .02      .06      .13      .10        .18      .17      .14       .10
  Net Gains or Losses on Securities
    (both realized and unrealized)        2.70     .40     3.06      .49     2.27    (1.08)      2.45     1.26     (.07)     1.31
                                        -----------------------------------------------------------------------------------------
      Total from Investment Operations    2.70     .42     3.08      .55     2.40     (.98)      2.63     1.43      .07      1.41
                                        -----------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net investment
    income)                               (.01)   (.02)    (.05)    (.11)    (.16)      --       (.18)    (.16)    (.26)     (.08)
  Distributions (from capital gains)      (.70)  (2.06)   (1.68)    (.40)    (.15)      --      (1.05)    (.04)    (.95)    (1.24)
                                        -----------------------------------------------------------------------------------------
   Total Distributions                    (.71)  (2.08)   (1.73)    (.51)    (.31)      --      (1.23)    (.20)   (1.21)    (1.32)
                                        -----------------------------------------------------------------------------------------
Net Asset Value, End of Year            $13.27  $11.28   $12.94   $11.59   $11.55   $ 9.46     $10.44   $ 9.04   $ 7.81    $ 8.95
                                        -----------------------------------------------------------------------------------------
Total Return++                          +26.00%  +3.49%  +27.76%   +4.74%  +26.17%   -9.39%(3) +29.09%  +18.31%   +0.43%   +16.83%
                                        -----------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year
    (in millions)                       $612.0  $510.3   $537.6   $400.7   $429.0   $355.6     $404.7   $341.7   $329.0    $293.7
                                        -----------------------------------------------------------------------------------------
  Ratio of Expenses to Average
    Net Assets                             .98%    .96%    1.04%    1.07%    1.09%    1.14%(4)   1.12%    1.18%     .98%     1.10%
                                        -----------------------------------------------------------------------------------------
  Ratio of Net Income to Average
    Net Assets                             .03%    .16%     .20%     .57%    1.28%    1.44%(4)   1.60%    1.55%    1.58%     1.34%
                                        -----------------------------------------------------------------------------------------
  Portfolio Turnover Rate(5)                --      --       76%(4)   83%      78%      91%(4)     77%      70%     111%       96%
                                        -----------------------------------------------------------------------------------------



See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman


          Partners Fund
-------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                      Period from
                                     Year Ended     July 1, 1993 to
                                     August 31,       August 31,                        Year Ended June 30,
                                 1995(2)    1994(2)    1993(2)     1993     1992    1991   1990    1989    1988       1987    1986
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Year                    $   21.32  $   22.46   $   20.98 $   18.96  $ 17.80 $ 18.11 $ 19.04 $ 16.84  $ 20.83   $ 20.63 $ 17.42
                             ------------------------------------------------------------------------------------------------------
Income from Investment
  Operations
    Net Investment Income          .17        .10         .02       .16      .23     .50     .83     .71      .55       .44     .42
    Net Gains or Losses on
      Securities
      (both realized and
       unrealized)                3.94       1.07        1.46      3.84     2.05     .27     .68    2.14    (1.05)     2.45    4.71
                             ------------------------------------------------------------------------------------------------------
      Total from Investment
        Operations                4.11       1.17        1.48      4.00     2.28     .77    1.51    2.85     (.50)     2.89    5.13
                             ------------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
    investment income)            (.11)      (.11)         --      (.19)    (.34)   (.74)   (.76)   (.65)    (.70)   (.44)    (.65)
  Distributions (from
    capital gains)               (1.60)     (2.20)         --      (1.79)   (.78)   (.34)  (1.68)     --    (2.79)  (2.25)   (1.27)
                             -----------------------------------------------------------------------------------------------------
     Total Distributions         (1.71)     (2.31)         --      (1.98)  (1.12)  (1.08)  (2.44)    (.65)  (3.49)  (2.69)   (1.92)
                             -----------------------------------------------------------------------------------------------------
Net Asset Value, End
  of Year                    $   23.72  $   21.32   $   22.46  $   20.98 $ 18.96 $ 17.80 $ 18.11  $ 19.04 $ 16.84 $ 20.83  $ 20.63
                             -----------------------------------------------------------------------------------------------------
Total Return++                  +21.53%     +5.56%      +7.05%(3) +21.78% +13.23%  +5.14%  +8.11%  +17.59%  -2.73% +16.98%  +33.17%
                             -----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year
   (in millions)             $1,564.0    $1,335.9    $1,185.1   $1,085.6  $852.9  $823.5  $793.8   $743.0  $718.8  $757.7   $433.3
                             -----------------------------------------------------------------------------------------------------
  Ratio of Expenses
    to Average Net Assets         .83%        .81%        .84%(4)    .86%    .86%    .88%    .91%     .97%    .95%    .86%     .89%
                             -----------------------------------------------------------------------------------------------------
  Ratio of Net Income
    to Average Net Assets         .83%        .48%        .59%(4)    .83%   1.23%   2.84%   4.53%    3.96%    3.28%   2.93%   3.23%
                             -----------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate(5)       --          --           6%        82%     97%    161%    136%     157%     210%    169%    181%
                             -----------------------------------------------------------------------------------------------------

See Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS
Neuberger&Berman

          Socially Responsive Fund
-------------------------------------------------------------------------------


    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                               Year Ended        Period from
                                                August 31,    March 16, 1994(6)
                                                   1995      to August 31, 1994
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $10.07          $10.00
                                               --------------------------------
Income from Investment Operations
  Net Investment Income                              .03             .01
  Net Gains or Losses on Securities
   (both realized and unrealized)                   1.76             .06
                                               --------------------------------
   Total from Investment Operations                 1.79             .07
                                               --------------------------------
Less Distributions
  Dividends (from net investment income)            (.02)            --
                                               --------------------------------
Net Asset Value, End of Year                      $11.84          $10.07
                                               --------------------------------
Total Return++                                    +17.82%          +0.70%(3)
                                               --------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)             $8.2           $ 2.3
                                               --------------------------------
  Ratio of Expenses to Average Net Assets(7)        1.51%           1.50%(4)
                                               --------------------------------
  Ratio of Net Income to Average Net Assets(7)       .36%            .50%(4)
                                               --------------------------------

See Notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS


 1) Prior to January 1, 1995, the name of Neuberger&Berman Focus Fund was Neuberger&Berman Selected Sectors Fund.



 2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.



 3) Not annualized.



 4) Annualized.



 5) Each Fund (except Neuberger&Berman Socially Responsive Fund and Neuberger&Berman International Fund) transferred all of its investment securities into its respective Portfolio on August 2, 1993. After that date each Fund has invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, has engaged in securities transactions. Therefore, after that date, no Fund has calculated a portfolio turnover rate. The portfolio turnover rates for each Portfolio were as follows:



                                               Year Ended        Period from
                                               August 31,      August 2, 1993
                                             1995    1994    to August 31, 1993
-------------------------------------------------------------------------------
Neuberger&Berman Focus Portfolio             36%     52%              4%
Neuberger&Berman Genesis Portfolio           37%     63%              3%
Neuberger&Berman Guardian Portfolio          26%     24%              3%
Neuberger&Berman Manhattan Portfolio         44%     50%              3%
Neuberger&Berman Partners Portfolio          98%     75%              8%



    The portfolio turnover rates for Neuberger&Berman Socially Responsive Port-folio for the period March 14, 1994 (commencement of operations) to August 31, 1994 and the year ended August 31, 1995 were 14% and 58%, respectively. The portfolio turnover rates for Neuberger&Berman International Portfolio for the period June 15, 1994 (commencement of operations) to August 31, 1994 and the year ended August 31, 1995 were 5% and 41%, respectively.



 6) The date investment operations commenced.



 7) Neuberger&Berman GENESIS Fund. After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:



                                         Year Ended            Period from
                                          July 31,        September 27, 1988
                                        1991    1990       to July 31, 1989
-------------------------------------------------------------------------------
Expenses                                2.16%   2.40%             3.79%
Net Investment Income (Loss)             .44%    .01%            (1.28%)

    Had Neuberger&Berman Genesis Fund not reimbursed N&B Management, the annualized ratios to average daily net assets would have been:



                                                               Year Ended
                                                             July 31, 1992
-------------------------------------------------------------------------------
Expenses                                                         1.65%
Net Investment Income                                             .21%



    Had N&B Management not waived a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio, and indirectly by Neuberger&Berman Genesis Fund, the annualized ratios to average daily net assets would have been:



                                                               Year Ended
                                                             August 31, 1995
-------------------------------------------------------------------------------
Expenses                                                         1.38%
Net Investment Loss                                              (.19%)



    Neuberger&Berman INTERNATIONAL Fund. After reimbursement of expenses by the then investment adviser and the administrator. Had the then investment adviser and the administrator not undertaken such action the annualized ratios to average daily net assets would have been:



                                                               Period from
                                          Year Ended        June 15, 1994 to
                                        August 31, 1995      August 31, 1994
-------------------------------------------------------------------------------
Expenses                                     2.50%                 2.50%
Net Investment Income Loss                   (.07%)                (.23%)



    Neuberger&Berman SOCIALLY RESPONSIVE Fund. After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:



                                          Year Ended           Period from
                                          August 31,         March 16, 1994
                                             1995          to August 31, 1994
-------------------------------------------------------------------------------
Expenses                                     2.50%                 2.50%
Net Investment Income Loss                   (.63%)                (.50%)



 8) Adjusted for a 200% stock dividend effective January 20, 1993.



 9) For the eight-month period ended August 31, 1990.



10) The date investment operations commenced. BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a joint venture of Neuberger&Berman and Banque Nationale de Paris ("BNP"), served as investment adviser to Neuberger& Berman International Portfolio from its inception until November 1, 1995.



++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each year and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Neuberger&Berman International Fund and Neuberger&Berman Socially Responsive Fund, total return would have been lower if N&B Management had not reimbursed certain expenses. For Neuberger&Berman Genesis Fund, total return would have been lower if N&B Management had not waived a portion of the Portfolio's management fee.

INVESTMENT PROGRAMS


    The investment policies and limitations of each Fund and its corresponding Portfolio are identical. Each Fund invests only in its corresponding Portfolio. Therefore, the following shows you the kinds of securities in which each Portfolio invests. For an explanation of some types of investments, see "Description of Investments," on page 52.



    Investment policies and limitations of the Funds and Portfolios are not fundamental unless otherwise specified in this Prospectus or the SAI. While a non-fundamental policy or limitation may be changed by the trustees of the Trust or of the corresponding Managers Trust without shareholder approval, the Funds intend to notify shareholders before making any material change to such policies or limitations. Fundamental policies may not be changed without shareholder approval.



    The investment objectives of the Funds and Portfolios are not fundamental. The Funds have undertaken to a state securities commission that they will seek shareholder approval before changing any investment objective. The Funds have also undertaken not to change their investment objective without 30 days' prior notice to shareholders. There can be no assurance that the Funds or Portfolios will achieve their objectives. Each Fund, by itself, does not represent a comprehensive investment program.


    Additional investment techniques, features, and limitations concerning the Portfolios' investment programs are described in the SAI.


          Neuberger&Berman Focus Portfolio
-------------------------------------------------------------------------------


    The investment objective of Neuberger&Berman Focus Portfolio and Neuberger&Berman Focus Fund is to seek long-term capital appreciation.


    Neuberger&Berman Focus Portfolio invests principally in common stocks selected from the following 13 multi-industry sectors of the economy:

(bullet)Autos & Housing            (bullet)Health Care             (bullet)Technology
(bullet)Consumer Goods & Services  (bullet)Heavy Industry          (bullet)Transportation
(bullet)Defense & Aerospace        (bullet)Machinery & Equipment   (bullet)Utilities
(bullet)Energy                     (bullet)Media & Entertainment
(bullet)Financial Services         (bullet)Retailing



    To maximize potential return, the Portfolio normally makes at least 90% of its investments in not more than six sectors it identifies as undervalued. Where a particular industry may fall within more than one sector, N&B Management uses its judgment and experience to determine the placement of that industry within a sector. The Portfolio uses the value-oriented investment approach to identify stocks believed to be undervalued, including stocks that are temporarily out of favor in the market. The Portfolio then focuses its investments in the sectors in which the undervalued stocks are clustered. These sectors are believed to offer the greatest potential for capital growth. This investment approach is different from that of most other mutual funds that emphasize sector investment. Those funds either invest in only a single economic sector or choose a number of sectors by analyzing general economic trends. Further information on the Portfolio's securities holdings and their allocation by sector is included in the Fund's annual report to shareholders, which is available at no cost upon request. The sectors are more fully described in the SAI.



    The Portfolio may be affected more by any single economic, political, or regulatory development than a more diversified mutual fund. The risk of decline in the Portfolio's asset value due to an adverse development may be partially offset by the value- oriented investment approach. To further reduce this risk, the Portfolio may not (i) invest more than 50% of its total assets in any one sector, (ii) as a fundamental policy, concentrate 25% or more of its total assets in the securities of companies having their principal business activities in any one industry, or (iii) invest more than 5% of its total assets in the securities of any one company.


          Neuberger&Berman Genesis Portfolio
-------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman Genesis Portfolio and Neuberger&Berman Genesis Fund is to seek capital appreciation.


    Neuberger&Berman Genesis Portfolio invests principally in common stocks of companies with small market capitalizations ("small-cap companies"). Market capitalization means the total market value of a company's outstanding common stock. The Portfolio regards companies with market capitalizations of up to $750 million as small-cap companies. There is no necessary correlation between market capitalization and the financial attributes -- such as levels of assets, revenues or income -- commonly used to measure the size of a company.



    Studies indicate that the market values of small-cap company stocks, such as those included in the Russell 2000 Index and the Wilshire 1750 or quoted on Nasdaq, have a cyclical relationship with larger capitalization stocks. Over the last 30 years, small-cap company stocks have outperformed larger capitalization stocks about two-thirds of the time, even though small-cap stocks have usually declined more than larger capitalization stocks in declining markets. There can be no assurance that this pattern will continue.



    Small-cap company stocks generally are considered to offer greater potential for appreciation than securities of companies with larger market capitalization. Most small-cap company stocks pay low or no dividends, and the Portfolio seeks long-term appreciation, rather than income. Small-cap company stocks also have higher risk and volatility, because most are not as broadly traded as stocks of companies with larger capitalization and their prices thus may fluctuate more widely and abruptly. Small-cap company securities are also less researched and often overlooked and undervalued in the market.



    The Portfolio tries to enhance the potential for appreciation and limit the risk of decline in the value of its securities by employing the value-oriented investment approach. The Portfolio seeks securities that appear to be underpriced and are issued by companies with proven management, sound finances, and strong potential for market growth. To reduce risk, the Portfolio diversifies its holdings among many companies and industries. The Portfolio focuses on the fundamentals of each small-cap company, instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks, which often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Portfolio's securities are generally selected in the belief that they are currently undervalued, based on existing conditions.



    The Portfolio generally expects to be almost fully invested in small-cap stocks, but it may invest up to 15% of its total assets in securities of companies whose market capitalizations exceed $750 million.


          Neuberger&Berman Guardian Portfolio
-------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman Guardian Portfolio and Neuberger&Berman Guardian Fund is to seek capital appreciation and, secondarily, current income.


    Neuberger&Berman Guardian Portfolio invests primarily in a large number of common stocks of long-established, high-quality companies. The Portfolio uses the value-oriented investment approach in selecting securities. Thus, N&B Management looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings. The Portfolio diversifies its holdings among many different companies and industries.


    The Fund and its predecessor have paid their shareholders an income dividend every quarter and a capital gain distribution every year since the predecessor's inception in 1950. Of course, this past record does not necessarily predict the Fund's future practices.


          Neuberger&Berman International Portfolio

-------------------------------------------------------------------------------


    The investment objective of Neuberger&Berman International Portfolio and Neuberger&Berman International Fund is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the U.S. and include non-U.S. governments, their agencies, and instrumentalities.



    The Portfolio invests primarily in equity securities of medium-to-large-capitalization companies, determined in relation to each national market, traded on foreign exchanges. The Portfolio normally invests in issuers in at least three foreign countries. The strategy of N&B Management is to select attractive investment opportunities outside the U.S., allocating the Portfolio's assets among investments in economically mature countries and emerging industrialized countries. At least 65% of the Portfolio's total assets normally are invested in equity securities of foreign issuers. The Portfolio may invest more heavily in certain countries than in others. From time to time, the Portfolio may invest a significant portion of its assets in Japan.

    The Portfolio may also invest in foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) or other similar securities representing an interest in securities of foreign issuers.



    Because the Portfolio invests primarily in foreign securities, it may be subject to greater risks and higher expenses than equity funds that invest primarily in securities of U.S. issuers. Such risks may be even greater in emerging industrialized and less developed countries.



    The risks of investing in foreign securities include, but are not limited to, possible adverse political and economic developments in a particular country, differences between foreign and U.S. regulatory systems, and foreign securities markets that are smaller and less well-regulated than those in the U.S. There is often less information publicly available about foreign issuers, and many foreign countries do not follow the financial accounting standards used in the U.S. Most of the securities held by the Portfolio are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. Some foreign currencies can be volatile and may be subject to governmental controls or intervention. The Portfolio may use techniques such as options, futures, forward foreign currency exchange contracts ("forward contracts"), and short selling, for hedging purposes and in an attempt to realize income. The Portfolio may also use leverage to facilitate transactions entered into by the Portfolio for hedging purposes. The use of these strategies may entail special risks.


          Neuberger&Berman Manhattan Portfolio
-------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Manhattan Fund is to seek capital appreciation without regard to income.


Neuberger&Berman Manhattan Portfolio generally invests in securities of medium-to-large-capitalization companies believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.



The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. The Portfolio uses a "growth at a reasonable price" investment approach. When N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than other Portfolios. In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valua-tions relative to their growth rates. It also diversifies its investments into many companies and industries.

          Neuberger&Berman Partners Portfolio
-------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman Partners Portfolio and Neuberger&Berman Partners Fund is to seek capital growth.


    Neuberger&Berman Partners Portfolio invests principally in common stocks of medium-to-large-capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals, including low price-to-earnings ratios, consistent cash flow, and the company's track record through all parts of the market cycle.



    The Portfolio considers additional factors when selecting securities, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.


          Neuberger&Berman Socially Responsive Portfolio
-------------------------------------------------------------------------------

    The investment objective of Neuberger&Berman Socially Responsive Portfolio and Neuberger&Berman Socially Responsive Fund is to seek long-term capital appreciation by investing primarily in securities of companies that meet both financial criteria and the Social Policy.


    In seeking capital appreciation, the Portfolio generally follows a value-oriented investment approach to the selection of individual securities. Prospective investments are first subjected to detailed financial analysis and are not studied further unless N&B Management believes that they are currently undervalued relative to the issuer's assets and potential earning power.



    The Portfolio expects to be nearly fully invested at all times, primarily in common stock. It may also invest in convertible securities and preferred stock and in foreign securities and ADRs of foreign companies that meet the Social Policy. On occasion, deposits with community banks and credit unions may be considered for investment. Under normal conditions, at least 65% of the Portfolio's total assets are invested in accordance with the Social Policy, and at least 65% of total assets are invested in equity securities.



    The Portfolio may also engage in portfolio management techniques that are not subject to the Social Policy, such as selling short against-the-box, lending securities, and purchasing and selling put and call options on securities or currencies, futures contracts, options on futures contracts, and forward contracts.



    SOCIAL POLICY. Companies deemed acceptable from a financial standpoint are evaluated by N&B Management using a proprietary database that Neuberger& Berman has designed to develop and monitor information on companies in various categories of social criteria. N&B Management seeks to invest in issuers that show leadership in the following major areas of social impact: environment, and workplace diversity and employment. N&B Management also evaluates investments based on companies' records in other areas of concern: public health, type of products, and corporate citizenship.


    The Portfolio's social orientation is predicated in part on the belief that good corporate citizenship is good business; that is, good policies with respect to such social criteria as employment and environmental practices may often have a positive impact on the company's "bottom line." N&B Management recognizes, however, that many social criteria represent goals rather than achievements and that goals are often difficult to quantify. In each area, N&B Management seeks to elicit and understand management's vision of the company's social role, giving weight to enlightened, progressive policies. N&B Management attempts to assess the objectivity of all information included in the database. However, decisions made by N&B Management inevitably involve some level of subjective judgment.

    N&B Management seeks to invest in companies that show leadership in addressing environmental problems effectively and in promoting progressive workplace policies, especially as they affect women and minorities. It seeks to identify companies committed to improving their environmental performance by examining their policies and programs in such areas as energy conservation, pollution reduction and control, waste management, recycling, and careful stewardship of natural resources. In a similar manner, N&B Management seeks to identify companies whose policies and practices recognize the importance of human resources to corporate productivity and the centrality of the work experience to the quality of life of all employees. N&B Management seeks to invest in companies that demonstrate leadership in such areas as providing and promoting equal opportunity, investing in the training and re-training of workers, promoting a safe working environment, providing family-oriented flexi-ble benefits, and involving workers in job and workflow engineering.


    In making investment decisions, N&B Management takes into account a company's record as a member of the various communities of which it is a part and its commitment to product quality and value. Currently, the Social Policy screens out any company which derives more than (i) 5% of its total annual revenue from manufacturing and selling alcohol and/or tobacco, (ii) 5% of its total annual revenue from sales in or services related to gambling, or (iii) 10% of its total annual revenue from the manufacturing of weapons systems. Additionally, the Portfolio does not invest in any company that derives its total annual revenue primarily from non-consumer sales to the military, or that owns or operates one or more nuclear power facilities or is a major supplier of nuclear power services.



    The information used by N&B Management in evaluating prospective investments for conformity with the Social Policy is obtained primarily from services that specialize in reporting information from issuers or from agencies that oversee issuers' activities or compliance with laws and regulations. Additionally, the information may come from public interest groups and from N&B Management's discussions with company representatives.


    Not every issuer selected by N&B Management will demonstrate leadership in each category of the Social Policy. The social records of most companies are written in shades of gray. For example, a company may have a progressive record in employee relations and community affairs but a poor one on product marketing issues. Another company may have a mixed record within a single area. Finally, it is often difficult to distinguish between substantive commitment and public relations. This principle works both ways: there are many companies with excellent records on social issues that maintain a low profile for one reason or another. Taking these factors into consideration, N&B Management emphasizes the overall direction that companies take toward demonstrating leadership in the areas of social impact, paying particular attention to progress achieved toward these goals.


    If securities held by the Portfolio no longer satisfy the Social Policy, the Portfolio will seek to dispose of the securities as soon as reasonably practicable, which may cause the Portfolio to sell the securities at a time not desirable from a purely financial standpoint.

          Short-Term Trading; Portfolio Turnover
-------------------------------------------------------------------------------


    Although the Portfolios do not purchase securities with the intention of profiting from short-term trading, each Portfolio may sell securities when N&B Management believes such action is advisable. The portfolio turnover rates for each Portfolio are set forth under "Notes to Financial Highlights." It is anticipated that the annual turnover rate of Neuberger&Berman Manhattan Portfolio and of Neuberger&Berman Partners Portfolio in some fiscal years may exceed 100%. Turnover rates in excess of 100% may result in higher transaction costs (which are borne directly by the Portfolio) and a possible increase in short-term capital gains (or losses). See "Dividends, Other Distributions, and Taxes" on page 45 and the SAI.


          Borrowings
-------------------------------------------------------------------------------


    Each Portfolio, except Neuberger&Berman International Portfolio, has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). None of the Portfolios expects to borrow money. As a non-fundamental policy, none of the Portfolios may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets.



    Neuberger&Berman International Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).



    Neuberger&Berman International Portfolio may borrow money from banks to facilitate transactions that it enters into for hedging purposes, which is a form of leverage. This leverage may exaggerate the gains and losses on the Portfolio's investments and changes in the net asset value of Neuberger&Berman International Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Portfolio will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Portfolio may pledge assets in connection with permitted borrowings.


          Other Investments
-------------------------------------------------------------------------------



    For temporary defensive purposes, each Portfolio (except Neuberger&Berman Socially Responsive Portfolio and Neuberger&Berman International Portfolio) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.



    Any part of Neuberger&Berman Socially Responsive Portfolio's assets may be retained temporarily in investment grade debt securities and other investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when N&B Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. In addition, because of the master/feeder fund structure, Neuberger&Berman Socially Responsive Fund and Neuberger&Berman Socially Responsive Portfolio deal with large institutional investors, and the Portfolio may hold such instruments pending investment or payout when the Portfolio has received a large influx of cash due to sales of Neuberger&Berman Socially Responsive Fund shares, or shares of other funds which invest in the Portfolio, or when it anticipates a substantial redemption. Generally, the foregoing temporary investments for Neuberger&Berman Socially Responsive Portfolio are selected with a concern for the social impact of each investment.



    For temporary defensive purposes, Neuberger&Berman International Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. Neuberger&Berman International Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

PERFORMANCE INFORMATION


    The performance of the Funds is commonly measured as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, other distributions, and variations in share prices from the beginning to the end of a period.



    An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This smooths out variations in performance. Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.



    The following table shows the average annual total returns for the period ended August 31, 1995 (the most recent fiscal year-end of the Funds) of a 1-year, 5-year, and 10-year investment in each Fund and its predecessor (except Neuberger&Berman Socially Responsive Fund and Neuberger&Berman International
Fund). The table also shows a comparison with the S&P 500 Index for each Fund except Neuberger&Berman Genesis Fund, which is compared with the Russell 2000 Index, and Neuberger&Berman International Fund, which is compared with the EAFE Index. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of overall stock market activity. The Russell 2000 is an unmanaged index of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing about 7% of the Russell 3000's total market capitalization. The EAFE Index is the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of non-U.S. equity market performance. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Further information regarding the Funds' performance is presented in their annual reports to shareholders, which are available without charge by calling 800-877-9700.

                   AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                             ENDED AUGUST 31, 1995

Neuberger&Berman                                             Since   Inception
Equity Funds                  1 Year    5 Years  10 Years  Inception    Date
-------------------------------------------------------------------------------
FOCUS FUND                    +27.47%   +18.52%   +14.77%   +11.97%   10/19/55
GUARDIAN FUND                 +24.06%   +20.14%   +15.66%   +13.10%    6/1/50
MANHATTAN FUND                +26.00%   +17.10%   +15.01%   +17.69%    3/1/79*
PARTNERS FUND                 +21.53%   +16.05%   +14.43%   +17.70%    1/20/75*
SOCIALLY RESPONSIVE FUND      +17.82%     N/A       N/A     +12.42%    3/16/94
S&P 500                       +21.42%   +15.13%   +15.17%     N/A       N/A
GENESIS FUND                  +19.69%   +17.25%     N/A     +12.54%    9/27/88
RUSSELL 2000                  +20.83%   +19.01%     N/A       N/A       N/A
INTERNATIONAL FUND            + 2.60%     N/A       N/A     + 6.02%    6/15/94
EAFE INDEX                    + 0.79%     N/A       N/A       N/A       N/A


* The dates when N&B Management became investment adviser to the predecessors of these Funds.


    Prior to November 1991, the investment policies of the predecessor of Neuberger&Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that might have been achieved had the Fund's current policies been in effect during that period. BNP-N&B Global served as the investment adviser to Neuberger&Berman International Portfolio from its inception until November 1, 1995; however, the same individuals have been responsible for portfolio management both before and after that date. Had N&B Management not reimbursed certain expenses of Neuberger&Berman International Fund and Neuberger&Berman Socially Responsive Fund and waived a portion of the management fee borne indirectly by Neuberger&Berman Genesis Fund, the total returns of those Funds would have been lower.



    The following table lets you take a closer look at how each Fund (except Neuberger&Berman Socially Responsive Fund and Neuberger&Berman International
Fund) and its predecessor performed year by year, in terms of an annual per share total return for each calendar year (ending December 31). Please note that the above chart reflects information for periods ended on the Funds' last fiscal year-end (that is, as of August 31, 1995).

               TOTAL RETURN FOR CALENDAR YEARS ENDED DECEMBER 31


Neuberger&Berman
Equity Funds     1984     1985    1986    1987    1988    1989   1990     1991   1992     1993    1994
-------------------------------------------------------------------------------------------------------
FOCUS FUND      + 4.8%   +22.4%  +10.1%  +0.6%   +16.5%  +29.8%  -5.9%   +24.7%  +21.1%  +16.3%  +0.9%
GUARDIAN
 FUND           + 7.3    +25.0   +11.9   -1.0    +28.0   +21.5   -4.7    +34.3   +19.0   +14.5   +0.6
MANHATTAN
 FUND           + 7.1    +37.1   +16.8   +0.4    +18.3   +29.1   -8.1    +30.9   +17.8   +10.0   -3.6
PARTNERS
 FUND           + 8.0    +29.9   +17.3   +4.3    +15.5   +22.8   -5.1    +22.4   +17.5   +16.5   -1.9
S&P 500         + 6.2    +31.6   +18.6   +5.2    +16.5   +31.6   -3.1    +30.3   + 7.6   +10.0   +1.4
GENESIS
 FUND            N/A      N/A     N/A     N/A     N/A    +17.3  -16.2    +41.6   +15.6   +13.9   -1.8
RUSSELL
 2000            N/A      N/A     N/A     N/A     N/A    +16.3  -19.5    +46.0   +18.4   +18.9   -1.8

    TOTAL RETURN INFORMATION. You can obtain current performance information about each Fund by calling N&B Management at 800-877-9700.

SPECIAL INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

          The Funds
-------------------------------------------------------------------------------

    Each Fund is a separate series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate series. The predecessors of the Funds described herein (except Neuberger&Berman Socially Responsive Fund and Neuberger&Berman International Fund) were converted into the Funds on August 2, 1993; these conversions were approved by the shareholders of the predecessors of the Funds in May 1993. Neuberger&Berman Socially Responsive Fund commenced operations on March 16, 1994. Neuberger&Berman International Fund commenced operations on June 15, 1994. Each Fund invests all of its net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares, without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.


    DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

          The Portfolios
-------------------------------------------------------------------------------


    Each Portfolio (except Neuberger&Berman International Portfolio) is a separate series of Equity Managers Trust, a New York common law trust organized as of December 1, 1992. Neuberger&Berman International Portfolio is a separate series of Global Managers Trust, a New York common law trust organized as of March 18, 1994. The Managers Trusts are registered under the 1940 Act as diversified, open-end management investment companies. Equity Managers Trust has six separate Portfolios. Global Managers Trust currently has one Portfolio. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.



    FUNDS' INVESTMENTS IN PORTFOLIOS. Each Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; its corresponding Fund thus acquires an indirect interest in those securities. Historically, N&B Management, which is the administrator of each Fund and the investment manager of each Portfolio, has sponsored, with Neuberger&Berman, traditionally structured mutual funds since 1950. However, it has operated 12 master funds and 20 feeder funds since August 1993 and now operates 21 master funds and 30 feeder funds. This "master/feeder fund" structure is depicted in the "Summary" on page 3.



    Each Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio. Six mutual funds that are series of Neuberger&Berman Equity Trust ("N&B Equity Trust") invest all of their respective net investable assets in the six corresponding Portfolios of Equity Managers Trust. Five mutual funds that are series of Neuberger&Berman Equity Assets ("N&B Equity Assets") are expected to begin operations in 1996. These series will invest all of their respective net investable assets in five Portfolios of Equity Managers Trust. Each Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in a Portfolio on the same terms and conditions as a Fund and will pay a proportionate share of the Portfolio's expenses. N&B Equity Trust does not, and N&B Equity Assets will not, sell its shares directly to members of the general public. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, could have a different administration fee and expenses than a Fund, and (except N&B Equity Trust and N&B Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares directly to members of the general public. Information regarding any fund that may invest in a Portfolio in the future will be available from N&B Management by calling 800-877-9700.



    The trustees of the Trust believe that investment in a Portfolio by a series of N&B Equity Trust or N&B Equity Assets or other potential investors in addition to a Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders. However, a Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.



    Each Fund may withdraw its entire investment from its corresponding Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the trustees would consider what action might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.



    INVESTOR MEETINGS AND VOTING. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, a Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in a Portfolio, they could have voting control of the Portfolio.


    CERTAIN PROVISIONS. Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in a Portfolio incurring financial loss on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

HOW TO BUY SHARES


    You can buy shares of any Fund directly by mail, wire, or telephone, or through an exchange of shares of another Neuberger&Berman Fund(SM) (see "Funds Eligible for Exchange"). Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after your order is received and accepted. Prices for shares of all Funds are usually calculated as of 4 p.m. Eastern time.



    Minimum investment requirements are shown below. In addition, you can invest as little as $100 each month under an automatic investing plan (see "Automatic Investing and Dollar Cost Averaging").


    N&B Management, in its discretion, may waive the minimum investment requirements.

          By Mail
-------------------------------------------------------------------------------

    Send your check or money order payable to "Neuberger&Berman Funds" by mail to:

    Neuberger&Berman Funds
    Boston Service Center
    P.O. Box 8403
    Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:

    Neuberger&Berman Funds
    c/o State Street Bank and Trust Company
    2 Heritage Drive
    North Quincy, MA 02171


    Be sure to specify the name of the Fund whose shares you want to buy. If this is your first purchase, please send a minimum of $1,000 for shares of each Fund you want to buy. For an additional purchase, please send at least $100 for shares of any Fund. Unless your check or money order is made payable on its face to Neuberger&Berman Funds, it may not be accepted. Third party checks will not be accepted.



          By Wire
-------------------------------------------------------------------------------

    Call 800-877-9700 for instructions on how to wire money to buy shares. Your wire goes to State Street Bank and Trust Company ("State Street") and must include your name, the name of the Fund whose shares you want to buy, and your account number. The minimum for a first purchase and for each additional purchase of shares of any Fund by wire is $1,000.

          By Telephone
-------------------------------------------------------------------------------

    Call 800-877-9700 to buy shares of any Fund. The minimum for a first purchase and for each additional purchase of shares of any Fund by telephone is $1,000. Your order may be canceled if your payment is not received by the third business day after your order is placed. In that case you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account. To meet the three-day deadline, you can wire payment, send a check through overnight mail, or call 800-877-9700 for information on how to make electronic transfers through your bank. Please refer to "Additional Information on Telephone Transactions."


          By Exchanging Shares
-------------------------------------------------------------------------------

    Call 800-877-9700 for instructions on how to invest by exchanging shares of another Neuberger&Berman Fund(SM) for shares of a Fund. To buy Fund shares by an exchange, both fund accounts must be registered in the same name, address, and taxpayer ID number. The minimum for a first purchase and for each additional purchase of shares of any Fund by an exchange is $1,000 worth of shares of the other fund. For more details, see "Shareholder Services -- Exchange Privilege" and "Funds Eligible for Exchange."


          Other Information
-------------------------------------------------------------------------------

(bullet) You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S. bank), or by bank or federal funds wire transfer; cash cannot be accepted.

(bullet) Each Fund has the right to suspend the offering of its shares for a period of time. Each Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders using the exchange privilege. See "Shareholder Services -- Exchange Privilege."

(bullet) If you pay by check and your check does not clear, or if you order shares by telephone and fail to pay for them, your purchase will be canceled and you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account.

(bullet) When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and whether you are subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your taxable distributions and redemptions.

(bullet) You can also buy shares of the Funds indirectly through certain stockbrokers, banks, and other financial institutions, some of which may charge you a fee.


(bullet) The Funds will not issue a certificate for your shares unless you write to State Street and request it. Most shareholders do not want certificates, because you must present the certificate to sell or exchange the shares it represents. This means that you would be able to sell or exchange those shares only by mail, and not by telephone or fax. If you lose your certificate, you will have to pay the expense of replacing it.

HOW TO SELL SHARES


    You can sell (redeem) all or some of your shares at any time by mail, fax, or telephone. However, if you have a certificate for your shares (including shares of a Fund's predecessor), you can redeem those shares only by sending the certificate by mail. You can also sell shares by exchanging them for shares of other Neuberger&Berman Funds(SM); see "Shareholder Services -- Exchange Privilege" for details.


    To sell shares held in a retirement account or by a trust, estate, guardian, or business organization, please call 800-225-1596 for instructions.

    Your shares are sold at the next price calculated on a day the NYSE is open, after your sales order is received and accepted. Prices for shares of all Funds are usually calculated as of 4 p.m. Eastern time.


    Unless otherwise instructed, the Fund will mail a check for your sales proceeds, payable to the owner(s) shown on your account ("record owner"), to the address shown on your account ("record address"). You may designate in your Fund application a bank account to which, at your request, State Street will wire your sales proceeds. State Street currently charges a fee of $8.00 for each wire. However, if you have one or more accounts in the Neuberger&Berman Funds(SM) aggregating $250,000 or more in value, you will not be charged for wire redemptions; your $8.00 fee will be paid by N&B Management.



    If you purchased shares directly through certain stockbrokers, banks, or other financial institutions, you may sell those shares only through those organizations, some of which may charge you a fee.


          By Mail or Facsimile Transmission (Fax)
-------------------------------------------------------------------------------

    Write a redemption request letter with your name and account number, the Fund's name, and the dollar amount or number of shares of the Fund you want to sell, together with any other instructions, and send it by mail to:

    Neuberger&Berman Funds
    Boston Service Center
    P.O. Box 8403
    Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:

    Neuberger&Berman Funds
    c/o State Street Bank and Trust Company
    2 Heritage Drive
    North Quincy, MA 02171


or by fax, to redeem up to $50,000 worth of shares, to 212-476-8848. If shares are issued in certificate form, they are not eligible to be redeemed by fax. If you have changed the record address by telephone or fax, shares may not be redeemed by fax for 15 days after receipt of the address change. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax.


    Be sure to have all owners sign the request exactly as their names appear on the account and include the certificate for your shares if you have one.


    To protect you and the Fund against fraud, your signature on a redemption request must have a signature guarantee if (1) you want to sell more than $50,000 worth of shares, (2) you want the redemption check to be made out to someone other than the record owner, (3) you want the check to be mailed somewhere other than to the record address, or (4) you want the proceeds to be wired to a bank account not named in your application or in your prior written instruction with a signature guarantee. You can obtain a signature guarantee from most banks, stockbrokers and dealers, credit unions, and other financial institutions, but not from a notary public.



    For a redemption request sent by fax, limited to not more than $50,000, the redemption check may be made out only to the record owner and mailed to the record address or the proceeds wired to a bank account named in your application or in a written instruction from the record owner with a signature guarantee.


          By Telephone
-------------------------------------------------------------------------------

    To sell shares worth at least $500, call 800-877-9700, giving your name and account number, the name of the Fund, and the dollar amount or number of shares you want to sell.


    You can sell shares by telephone unless (1) you have declined this service either in your application or later by writing or by submitting an appropriate form to State Street, (2) you have a certificate for such shares, or (3) you want to sell shares from a retirement account. In addition, if you have changed the record address by telephone or fax, shares may not be redeemed by telephone for 15 days after receipt of the address change.


    Please refer to "Additional Information on Telephone Transactions."


          Other Information
-------------------------------------------------------------------------------


(bullet) Usually, redemption proceeds will be mailed to you on the next business day, but in any case within three calendar days (under unusual circumstances the Funds may take longer, as permitted by law). You may also call 800-877-9700 for information on how to receive electronic transfers through your bank.


(bullet) Each Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 days after the purchase date. So if you plan to sell shares shortly after buying them, you may want to pay for the purchase with a certified check or money order or by wire transfer.

(bullet) Each Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends and holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.


(bullet) If, because you sold shares, your account balance with any Fund falls below $1,000, the Fund has the right to close your account after giving you at least 60 days' written notice to reestablish the minimum balance. If you do not do so, the Fund may redeem your remaining shares at their price on the date of redemption and will send the redemption proceeds to you.

ADDITIONAL INFORMATION ON TELEPHONE TRANSACTIONS


    A Fund at any time can limit the number of its shares you can buy by telephone or can stop accepting telephone orders. You can sell or exchange shares by telephone, unless (1) you have declined these services in your application or by written notice to N&B Management or State Street, with your signature guaranteed, or (2) you have a certificate for such shares. Each Fund or its agent follows reasonable procedures -- requiring you to provide a form of personal identification when you telephone, recording your telephone call, and sending you a written confirmation of each telephone transaction -- designed to confirm that telephone instructions are genuine. However, no Fund or its agent is responsible for the authenticity of telephone instructions or for any losses caused by fraudulent or unauthorized telephone instructions if the Fund or its agent reasonably believed that the instructions were genuine.



    If you are unable to reach N&B Management by telephone (which might be the case, for example, during periods of unusual market activity), consider sending your transaction instructions by fax, overnight courier, or U.S. Express Mail.



    Beginning in the Spring of 1996, you will be able to buy, sell or exchange shares using an automated telephone service that will be available 24 hours a day, every day, to investors using a touch-tone phone. Further information regarding this service, including use of a Personal Identification Number (PIN) and a menu of features, will be sent to all shareholders in advance.

SHAREHOLDER SERVICES


    Several other services are available to assist you in making and managing your investment in the Funds.



          Automatic Investing and Dollar Cost Averaging
-------------------------------------------------------------------------------

    If you want to invest regularly, you may participate in a plan that lets you automatically buy a minimum of $100 worth of shares in any Fund each month using dollar cost averaging. Under this plan, you buy a fixed dollar amount of shares in any of the Funds at pre-set intervals. You may pay for the shares by automatic transfers from your account in any Neuberger&Berman money market fund or by pre-authorized checks drawn on your bank account. You buy more shares when a Fund's share price is relatively low and fewer shares when a Fund's share price is relatively high. Thus, under this plan your average cost of shares would generally be lower than if you bought a fixed number of shares at the same intervals. To benefit from dollar cost averaging, you should be financially prepared to continue your participation for a long enough period to include times when Fund share prices are lower. Of course, the plan does not guarantee a profit and will not protect you against losses in a declining market. For further information, call 800-877-9700.


          Exchange Privilege
-------------------------------------------------------------------------------


    To exchange your shares in a Fund for shares in another Neuberger&Berman Fund(SM), call 800-877-9700 between 8 a.m. and 4 p.m., Eastern time, on any Monday through Friday (unless the NYSE is closed). See "Funds Eligible for Exchange." You may also effect an exchange by sending a letter to Neuberger&Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, Attention: [Name of Fund], or by faxing the letter to 212-476-8848, giving your name and account number, the name of the Fund, the dollar amount or number of shares you want to sell, and the name of the fund whose shares you want to buy. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax. If you have a certificate for your shares, you can exchange them only by mailing the certificate with your letter requesting the exchange. You can use the telephone exchange privilege unless
(1) you have declined it in your application or by later writing to N&B Management or State Street, or (2) you have a certificate for such shares. An exchange must be for at least $1,000 worth of shares, and if the exchange is your first purchase in another Neuberger&Berman Fund(SM), it must be for at least the minimum initial investment amount for that fund. Shares are exchanged at the next price calculated on a day the NYSE is open, after your exchange order is received and accepted.

    Please note the following about the exchange privilege:

(bullet) You can exchange shares only between accounts registered in the same name, address, and taxpayer ID number.

(bullet)  A telephone exchange order cannot be modified or canceled.

(bullet) You can exchange only into a mutual fund whose shares are eligible for sale in your state under applicable state securities laws.

(bullet)  An exchange may have tax consequences for you.

(bullet) Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange orders (1) if they appear to be market-timing transactions involving significant portions of a Fund's assets or (2) from any shareholder account if the shareholder has been advised that previous use of the exchange privilege was considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number, will be considered one account for this purpose.

(bullet) Each Fund may impose other restrictions on the exchange privilege, or modify or terminate the privilege, but will try to give you advance notice whenever it can reasonably do so.

    Please refer to "Additional Information on Telephone Transactions."

          Systematic Withdrawal Plans
-------------------------------------------------------------------------------


    If you own shares of a Fund worth at least $5,000, you can open a Systematic Withdrawal Plan. Under such a plan, you arrange to withdraw a specific amount (at least $50) on a monthly, quarterly, semi-annual, or annual basis, or you can have your account completely paid out over a specified period of time. You can also arrange for periodic cash withdrawals from your Fund account to pay fees to your financial planner or investment adviser. Because the price of shares of each Fund fluctuates, you may incur capital gains or losses when you redeem shares of the Funds through a Systematic Withdrawal Plan or by other methods. Call 800-877-9700 for more information.


          Retirement Plans
-------------------------------------------------------------------------------

    Retirement plans permit you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible. Please call 800-877-9700 for information on a variety of retirement plans, including individual retirement accounts, simplified employee pension plans, self-employed individual retirement plans (so-called "Keogh Plans"), corporate profit-sharing and money purchase pension plans, section 401(k) plans, and section 403(b)(7) accounts offered by N&B Management. The assets of these plans may be invested in any of the Funds.

SHARE PRICES AND NET ASSET VALUE


    Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for each Fund and its corresponding Portfolio are calculated by subtracting liabilities from total assets (in the case of a Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of a Fund, its percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund and its corresponding Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.



    Each Portfolio (except Neuberger&Berman International Portfolio) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on Nasdaq, and other securities for which market quotations are readily available, at the last sale price on the day the securities are being valued. If there is no sale of such a security on that day, that security is valued at the mean between its closing bid and asked prices. The Portfolios value all other securities and assets, including restricted securities, by a method that the trustees of Equity Managers Trust believe accurately reflects fair value.



    Neuberger&Berman International Portfolio values equity securities at the last sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, if there are no sales, at the last available bid price. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Portfolio values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of Global Managers Trust believe accurately reflects fair value.



    Neuberger&Berman International Portfolio's portfolio securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of Neuberger&Berman International Fund may be significantly affected on days when shareholders have no access to that Fund.

DIVIDENDS, OTHER DISTRIBUTIONS,
AND TAXES


    Each Fund distributes substantially all of its share of any net investment income (net of the Fund's expenses), net realized capital gains and net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio, normally in December. Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of such distributions. In addition, Neuberger&Berman Guardian Fund distributes substantially all of its share of Neuberger&Berman Guardian Portfolio's net investment income, if any, at the end of each calendar quarter.



          Distribution Options
-------------------------------------------------------------------------------


    REINVESTMENT IN SHARES. All dividends and other distributions paid on shares of a Fund are automatically reinvested in additional shares of that Fund, unless you elect to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable. For retirement accounts, all distributions are automatically reinvested in shares; when you are at least 59-1/2 years old, you can elect to receive distributions in cash without incurring a premature distribution penalty tax.



    DIVIDENDS IN CASH. You may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, by checking that election box on your application.



    ALL DISTRIBUTIONS IN CASH. You may elect to receive all dividends and other distributions in cash, by checking that election box on your application.



    Checks for cash distributions usually will be mailed no later than seven days after the payable date. However, if you purchased your shares with a check, distributions on those shares may not be paid in cash until the Fund is reasonably satisfied that your check has cleared, which may take up to 15 days after the purchase date. You can change any distribution election by writing to State Street, the Funds' shareholder servicing agent.


          Taxes
-------------------------------------------------------------------------------

    Each Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will be relieved of federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.

    Your investment has certain tax consequences, depending on the type of your account. If you have a retirement account, taxes are deferred.

    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Your distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared.



    For federal income tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long you have owned your shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before you bought your shares.


    Every January, your Fund will send you a statement showing the amount of distributions paid to you in the previous year. Information accompanying your statement will show the portion of those distributions that generally are not taxable in certain states.


    TAXES ON REDEMPTIONS. Capital gains realized on redemption of Fund shares, including redemptions in connection with exchanges to other Neuberger&Berman Funds(SM), are subject to tax. A capital gain (or loss) is the difference between the amount you paid for the shares (including the value of any dividends and other distributions that were reinvested) and the amount you receive when you sell them.


    When you sell shares you will receive a confirmation statement showing the number of shares you sold and the price. Every January you will also receive a consolidated transaction statement for the previous year. Be sure to keep your statements; they will be useful to you and your tax preparer in determining the capital gains and losses from your redemptions.

    The foregoing is only a summary of some of the important tax considerations affecting each Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, you should consult your tax adviser.

MANAGEMENT AND ADMINISTRATION


          Trustees and Officers
-------------------------------------------------------------------------------

    The trustees of the Trust and the trustees of the Managers Trusts have oversight responsibility for the operations of each Fund and each Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of the Managers Trusts. The trustees and officers of the Trust and of the Managers Trusts who are officers and/or directors of N&B Management and/or partners of Neuberger&Berman serve without compensation from the Funds or the Portfolios. All trustees of the Managers Trusts also serve as trustees of the Trust. The trustees of the Trust and of the Managers Trusts, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of any Fund, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the Managers Trusts, including, if necessary, creating a separate board of trustees of the Managers Trusts.



          Investment Manager, Administrator,
          Distributor, and Sub-Adviser
-------------------------------------------------------------------------------

    N&B Management serves as the investment manager of each Portfolio, as administrator of each Fund, and as distributor of the shares of each Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the seven Portfolios, N&B Management currently serves as investment manager of other mutual funds. Neuberger&Berman, which acts as sub-adviser for the Portfolios and other mutual funds managed by N&B Management, also serves as investment adviser of three investment companies. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $11.4 billion as of September 30, 1995.



    As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolios. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and may act as the Portfolios' broker in the purchase and sale of their securities. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $37.6 billion of assets as of September 30, 1995. All of the voting stock of N&B Management is owned by individuals who are general partners of Neuberger&Berman.



    State Street Cayman Trust Company, Ltd. ("State Street Cayman"), located in George Town, Grand Cayman, provides certain administrative, fund accounting and transfer agency services for Neuberger&Berman International Portfolio, which has its principal offices in the Cayman Islands.

    The following is information about the individuals who are primarily responsible for the day-to-day management of the Portfolios:



    Neuberger&Berman Focus Portfolio and Neuberger&Berman Guardian Portfolio -- Kent C. Simons and Lawrence Marx III. Mr. Simons and Mr. Marx are Vice Presidents of N&B Management and general partners of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman Focus Portfolio and Neuberger&Berman Focus Fund's predecessor since 1988, and for Neuberger& Berman Guardian Portfolio and Neuberger&Berman Guardian Fund's predecessor since 1983. Mr. Marx has had those responsibilities since 1988.



    Neuberger&Berman Genesis Portfolio -- Judith M. Vale. Ms. Vale, who has been a member of Neuberger&Berman's Small Cap Group since 1992 and a Vice President of N&B Management since November 1994, has been primarily responsible for the day-to-day management of Neuberger&Berman Genesis Portfolio since February, 1994. Ms. Vale was a portfolio manager for another investment management group from 1990 to 1992, and was a senior fund analyst at another prominent investment adviser from 1987 to 1990.



    Neuberger&Berman International Portfolio -- Felix Rovelli and Robert Cresci. Mr. Rovelli has been responsible for Neuberger&Berman International Portfolio since its inception in June 1994. Mr. Rovelli is a Vice President of N&B Management and was a Senior Vice President-Senior Equity Portfolio Manager of BNP-N&B Global from May 1994 until October 1995. He previously served as first vice president and portfolio manager of another mutual fund that invested in international equity securities, from April 1990 to April 1994. Mr. Cresci is an Assistant Vice President of N&B Management and was an Assistant Portfolio Manager of BNP-N&B Global from May 1994 until October 1995. He previously served as an assistant portfolio manager of another mutual fund that invested in international equity securities, from 1992 until May 1994.



    Neuberger&Berman Manhattan Portfolio -- Mark R. Goldstein and Susan Switzer. Mr. Goldstein is a Vice President of N&B Management and a general partner of Neuberger&Berman. Previously he was a securities analyst and portfolio manager with that firm. He has had responsibility for Neuberger&Berman Manhattan Portfolio and Neuberger&Berman Manhattan Fund's predecessor since June 1992. Ms. Switzer has been an Assistant Vice President of N&B Management since March 1995 and a portfolio manager for Neuberger&Berman since January 1995. Ms. Switzer was a research analyst and assistant portfolio manager for another money management firm from 1989 to 1994.



    Neuberger&Berman Partners Portfolio -- Michael M. Kassen and Robert I. Gendelman. Mr. Kassen is a Vice President of N&B Management and a general partner of Neuberger&Berman. He has had responsibility for Neuberger&Berman Partners Portfolio and Neuberger&Berman Partners Fund's predecessor since June 1990. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an

Assistant Vice President of N&B Management. Mr. Gendelman has had responsibility for Neuberger&Berman Partners Portfolio since October 1994. He was a portfolio manager for another mutual fund manager from 1992 to 1993 and was managing partner of an investment partnership from 1988 to 1992.



    Neuberger&Berman Socially Responsive Portfolio -- Janet Prindle and Farha-Joyce Haboucha. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a general partner of Neuberger&Berman since 1985. Ms. Haboucha has been a Vice President of N&B Management since November 1994 and an employee of Neuberger&Berman since 1986. Mmes. Prindle and Haboucha, who are Co-Directors of Socially Responsive Investment Services at Neuberger&Berman, have been researching and developing corporate responsibility criteria as they apply to investments since 1989. They have been managing money using these criteria since 1990. Ms. Prindle has been responsible for Neuberger&Berman Socially Responsive Portfolio since its inception in March 1994.



    Neuberger&Berman acts as the principal broker for the Portfolios (except Neuberger&Berman International Portfolio), and may act as broker for Neuberger& Berman International Portfolio, in the purchase and sale of portfolio securities and in the purchase and sale of options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.


    The partners and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds(SM).


    To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Managers Trusts, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.



          Expenses
-------------------------------------------------------------------------------

    N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Fund that include furnishing similar facilities and personnel for the Fund and performing certain shareholder, shareholder- related, and other services. For such administrative services, each Fund pays N&B Management a fee at the annual rate of 0.26% of that Fund's average daily net assets. With a Fund's consent, N&B Management may subcontract to third parties some of its responsibilities to that Fund under the administration agreement. For investment management services, each Portfolio (except Neuberger&Berman Genesis Portfolio and Neuberger&Berman International Portfolio) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger&Berman Genesis Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.



    Neuberger&Berman International Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion. This management fee is higher than that paid by most domestic equity funds, but is consistent with the average fee levels of other international equity funds.



    During their 1995 fiscal years, each Fund accrued administration fees, and a pro rata portion of the corresponding Portfolio's management fees, as an annualized percentage of each Fund's average daily net assets, as follows:

-------------------------------------------------------------------------------
Neuberger&Berman Focus Fund                                           0.72%
Neuberger&Berman Genesis Fund                                         1.04%
Neuberger&Berman Guardian Fund                                        0.65%
Neuberger&Berman International Fund                                   1.67%
Neuberger&Berman Manhattan Fund                                       0.73%
Neuberger&Berman Partners Fund                                        0.69%
Neuberger&Berman Socially Responsive Fund                             0.75%


    See "Expense Information -- Annual Fund Operating Expenses" for anticipated fees for the current fiscal year.



    Each Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. Each Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include, but are not limited to, for the Funds and Portfolios, legal and accounting fees and compensation for trustees who are not affiliated with N&B Management; for the Funds, transfer agent fees, and the cost of printing and sending reports and proxy materials to shareholders; and for the Portfolios, custodial fees for securities.



    N&B Management has voluntarily undertaken until December 31, 1996, to reim-burse Neuberger&Berman Socially Responsive Fund for its Operating Expenses and its pro rata share of its corresponding Portfolio's Operating Expenses which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B Management through March 14, 1998, for the excess Operating Expenses N&B Management previously reimbursed to the Fund, so long as the Fund's annual Operating Expenses during that period do not exceed the above expense limitation. N&B Management has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Fund to reduce the fee by 0.10% per annum of the average daily net assets of Neuberger&Berman Genesis Portfolio. N&B Management has voluntarily undertaken until December 31, 1996 to reimburse Neuberger&Berman International Fund for its Operating Expenses and its pro rata share of the Operating Expenses of its corresponding Portfolio that exceed, in the aggregate, 1.70% per annum of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B Management through December 31, 1998, for the excess Operating Expenses N&B Management previously reimbursed to the Fund, so long as the Fund's annual Operating Expenses during that period do not exceed the above expense limitation. The effect of reimbursement or a waiver by N&B Management is to reduce a Fund's expenses and thereby increase its total return.



    During their 1995 fiscal years, each Fund bore Total Operating Expenses as an annualized percentage of its average daily net assets (after taking into consideration N&B Management's expense reimbursement for Neuberger&Berman Socially Responsive Fund and for Neuberger&Berman International Fund and N&B Management's waiver of a portion of the management fee borne indirectly by Neuberger&Berman Genesis Fund), as follows:

-------------------------------------------------------------------------------
Neuberger&Berman Focus Fund                                           0.87%
Neuberger&Berman Genesis Fund                                         1.35%
Neuberger&Berman Guardian Fund                                        0.80%
Neuberger&Berman International Fund                                   1.70%
Neuberger&Berman Manhattan Fund                                       0.98%
Neuberger&Berman Partners Fund                                        0.83%
Neuberger&Berman Socially Responsive Fund                             1.51%



          Transfer and Shareholder Servicing Arrangements
-------------------------------------------------------------------------------


    The Funds' transfer and shareholder servicing agent is State Street. State Street administers purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

DESCRIPTION OF INVESTMENTS


    In addition to common stocks and other securities referred to in "Investment Programs" herein, each Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments or other types of investments which the Portfolios may make, see the SAI.



    ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (5% in the case of Neuberger&Berman Genesis Portfolio) in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Portfolio may experience difficulty in valuing or disposing of illiquid securities. N&B Management determines the liquidity of the Portfolios' securities, under supervision of the trustees of the Managers Trusts. Securities that are freely tradeable in their country of origin or in their principal market are not considered illiquid securities even if they are not registered for sale in the U.S.



    RESTRICTED SECURITIES AND RULE 144A SECURITIES. Each Portfolio may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid. Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. N&B Management, acting pursuant to guidelines established by the trustees of the Managers Trusts, may determine that some restricted securities are liquid.



    FOREIGN SECURITIES. Each Portfolio (except Neuberger&Berman International Portfolio) may invest up to 10% of the value of its total assets in foreign securities. The 10% limitation does not apply to foreign securities that are denominated in U.S. dollars, including ADRs.



    Neuberger&Berman International Portfolio invests primarily in foreign securities. Foreign securities are those of issuers organized and doing business principally outside the U.S., including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may also invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, the market value of the unsponsored

ADR may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.



    Factors affecting investments in foreign securities include, but are not limited to, varying custody, brokerage and settlement practices; difficulty in pricing some foreign securities; less public information about issuers of securities; less governmental regulation and supervision of issuance and trading of securities; the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; political, social, or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Investment in foreign securities also involves higher brokerage and custodial expenses than does investment in domestic securities.



    In addition, investing in securities of foreign companies and governments may involve other risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments or devaluations of foreign currencies. A decline in the exchange rate between the U.S. dollar and another currency would reduce the value of portfolio securities denominated in that currency irrespective of the performance of the underlying investment. In addition, a Portfolio may incur costs in connection with conversion between various currencies. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency.


    All of the foregoing risks may be intensified in emerging industrialized and less developed countries.


    JAPANESE INVESTMENTS. As noted above, all of the Portfolios may invest in foreign securities, including securities of Japanese issuers. Neuberger&Berman International Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Portfolio may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affect the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.



    OTHER INVESTMENT COMPANIES. Neuberger&Berman International Portfolio may invest up to 10% of its total assets in the shares of other investment companies. Such investment may be the most practical or only manner in which the Portfolio can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in certain countries may not be available at the time the Portfolio is ready to make an investment. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuers' portfolio securities. Neuberger&Berman International Portfolio does not intend to invest in such funds unless, in the judgment of N&B Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.



    COVERED CALL OPTIONS. Each Portfolio (except Neuberger&Berman International Portfolio) may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. The purchaser of a call option acquires the right to buy a portfolio security at a fixed price during a specified period. The maximum price the seller may realize on the security during the option period is the fixed price; the seller continues to bear the risk of a decline in the security's price, although this risk is reduced by the premium received for the option.



    FOREIGN CURRENCY TRANSACTIONS. Neuberger&Berman International Portfolio may enter into forward contracts in order to protect against adverse changes in future foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increased.



    Neuberger&Berman International Portfolio may also enter into forward contracts for non-hedging purposes when N&B Management anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if N&B Management believes that there is a pattern of correlation between the two currencies.


    PUT AND CALL OPTIONS ON FOREIGN CURRENCIES, SECURITIES, AND SECURITIES INDICES. Neuberger&Berman International Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may also use options on foreign currencies to cross-hedge. In addition, the Portfolio may purchase put or call options on currencies for non-hedging purposes when N&B Management expects that the currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. Options on foreign currencies to be written or purchased by the Portfolio may be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered illiquid and subject to the restriction on illiquid securities.



    To realize greater income than would be realized on portfolio securities transactions alone, Neuberger&Berman International Portfolio may write put and call options on any securities in which it may invest or options on any securities index based on securities in which the Portfolio may invest. The Portfolio will not write a call option on a security or currency unless it owns the underlying security or currency or has the right to obtain it at no additional cost.



    The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including price volatility and a high degree of leverage. The Portfolio pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities or currencies. The writing of options could result in significant increases in the Portfolio's turnover rate.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Neuberger&Berman International Portfolio may enter into futures contracts on debt securities, interest rates, securities indices and currencies, and purchase and sell options on such contracts on both U.S. and foreign exchanges. The Portfolio may engage in such transactions for hedging and non-hedging purposes.



    GENERAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The primary risks in using put and call options, futures contracts, options on futures contracts, and forward contracts ("Financial Instruments") are (1) imperfect correlation or no correlation between changes in market value of the securities held by a Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Portfolio's securities; and (4) the fact that, although use of

Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. When a Portfolio uses Financial Instruments, the Portfolio will place cash or high-grade, liquid debt securities in a segregated account to the extent required by SEC staff policy. Another risk of Financial Instruments is the possible inability of a Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of Financial Instruments. Futures, options and forward contracts are considered "derivatives." Losses that may arise from certain futures transactions are potentially unlimited.



    SHORT SALES AGAINST-THE-BOX. Each Portfolio may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. Short selling against-the-box may defer recognition of gains or losses into a later tax period.



    SHORT SALES. Neuberger&Berman International Portfolio may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which N&B Management believes possess volatility characteristics similar to those being hedged. The Portfolio also may use short sales in an attempt to realize gain. To effect a short sale, the Portfolio borrows a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay to the lender any accrued interest or dividends and may be required to pay a premium.



    Neuberger&Berman International Portfolio will realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Portfolio may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.



    FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. In a when-issued or forward commitment transaction, Neuberger&Berman International Portfolio commits to purchase securities at a future date (generally within two months) and pays for them when they are delivered. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When-issued securities or securities subject to a forward commitment may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security from a Federal Reserve member bank (or, in the case of Neuberger&Berman International Portfolio, a foreign bank or a U.S. branch or agency of a foreign bank) or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Each Portfolio also may lend portfolio securities to banks, brokerage firms, or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of sellers and borrowers.



    REVERSE REPURCHASE AGREEMENTS. Neuberger&Berman International Portfolio may enter into reverse repurchase agreements. In such a transaction, the Portfolio sells a security to a bank or securities dealer and simultaneously agrees to repurchase it at an agreed upon price on a specific date. The Portfolio will maintain a segregated account consisting of cash or high-grade, liquid debt obligations to cover its obligations under reverse repurchase agreements.


    OTHER INVESTMENTS. Although each Portfolio invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents.


    "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities") under guidelines established by the trustees of the Managers Trusts. The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise.



    U.S. Government securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or instrumentalities; by other U.S. Government-sponsored enterprises, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, and Tennessee Valley Authority; and by various federally chartered or sponsored banks. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government mortgage-backed securities.

The market prices of U.S. Government securities are not guaranteed by the Government and generally fluctuate with changing interest rates.


    Neuberger&Berman Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Neuberger&Berman Socially Responsive Portfolio does not intend to purchase any convertible securities that are not investment grade.



    Neuberger&Berman International Portfolio may invest up to 5% of its net assets in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers.



    Neuberger&Berman International Portfolio may invest in debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities. Neuberger&Berman Partners Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade or Comparable Unrated Securities. Such securities, as well as those rated by Moody's in its fourth highest category (Baa) or Comparable Unrated Securities, may be considered predominantly speculative, although, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Neuberger&Berman International Portfolio and Neuberger&Berman Partners Portfolio will invest in such securities only when N&B Management concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the SAI.



    Neuberger&Berman International Portfolio may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short-to-intermediate term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

USE OF JOINT PROSPECTUS AND STATEMENT
OF ADDITIONAL INFORMATION


    Each Fund and its corresponding Portfolio acknowledges that it is solely responsible for all information or lack of information about that Fund and Portfolio in this Prospectus or in the SAI, and no other Fund or Portfolio is responsible therefor. The trustees of the Trust and of the Managers Trusts have considered this factor in approving each Fund's use of a single combined Prospectus and combined SAI.

OTHER INFORMATION


DIRECTORY


Investment Manager, Administrator,
and Distributor
Neuberger&Berman Management Incorporated
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264


Sub-Adviser
Neuberger&Berman, L.P.
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder
Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Address correspondence to:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800-225-1596


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 M Street, NW
Washington, DC 20036-5891


FUNDS ELIGIBLE FOR EXCHANGE

Equity Funds
Neuberger&Berman Focus Fund
Neuberger&Berman Genesis Fund
Neuberger&Berman Guardian Fund
Neuberger&Berman International Fund
Neuberger&Berman Manhattan Fund
Neuberger&Berman Partners Fund
Neuberger&Berman Socially
 Responsive Fund

Money Market Funds
Neuberger&Berman Government
 Money Fund
Neuberger&Berman Cash Reserves

Bond Funds
Neuberger&Berman Ultra Short Bond Fund
Neuberger&Berman Limited Maturity
 Bond Fund
Neuberger&Berman Government
 Income Fund

Municipal Funds
Neuberger&Berman Municipal Money Fund
Neuberger&Berman Municipal
 Securities Trust
Neuberger&Berman New York Insured
 Intermediate Fund (available to residents of New York and Florida only)

Neuberger&Berman, Neuberger&Berman Management Inc., and the above-named Funds are service marks of Neuberger&Berman Management Inc.
(c)1995 Neuberger&Berman Management Inc.

Neuberger&Berman [LOGO]Management Inc.


          605 THIRD AVENUE 2ND FLOOR
          NEW YORK, NY 10158-0180
          SHAREHOLDER SERVICES
          800-877-9700





          This wrapper is not part of the Prospectus.

          [recyle LOGO] PRINTED ON RECYCLED PAPER
                        WITH SOY BASED INKS                       NBEP00031295

     __________________________________________________________________________

                   NEUBERGER & BERMAN EQUITY FUNDS AND PORTFOLIOS

                         STATEMENT OF ADDITIONAL INFORMATION

                               DATED DECEMBER 15, 1995


              Neuberger & Berman               Neuberger & Berman
              Manhattan Fund                   Genesis Fund
              (and Neuberger & Berman          (and Neuberger & Berman
              Manhattan Portfolio)             Genesis Portfolio)

              Neuberger & Berman               Neuberger & Berman
              Focus Fund                       Guardian Fund
              (and Neuberger & Berman          (and Neuberger & Berman
              Focus Portfolio)                 Guardian Portfolio)

              Neuberger & Berman               Neuberger & Berman
              Partners Fund                    Socially Responsive Fund
              (and Neuberger & Berman          (and Neuberger & Berman
              Partners Portfolio               Socially Responsive Portfolio)

                                     Neuberger & Berman
                                     International Fund
                                   (and Neuberger & Berman
                                  International Portfolio)

                                    No-Load Mutual Funds
                    605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                                   Toll-Free 800-877-9700

     __________________________________________________________________________


                  Neuberger & Berman MANHATTAN Fund, Neuberger & Berman GENESIS Fund, Neuberger & Berman FOCUS Fund, Neuberger & Berman GUARDIAN Fund, Neuberger & Berman PARTNERS Fund, Neuberger & Berman SOCIALLY RESPONSIVE Fund, and Neuberger & Berman INTERNATIONAL Fund (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated December 15, 1995. The above-named Funds invest all of their net investable assets in Neuberger & Berman MANHATTAN Portfolio, Neuberger & Berman GENESIS Portfolio, Neuberger & Berman FOCUS Portfolio, Neuberger & Berman GUARDIAN Portfolio, Neuberger & Berman PARTNERS Portfolio, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio and Neuberger & Berman INTERNATIONAL Portfolio (each a "Portfolio"), respectively.


                  The Funds' Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger & Berman Management Incorporated

     ("N&B Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.


                  This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

                  No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                  TABLE OF CONTENTS

                                                                            Page

     INVESTMENT INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .     1
              Investment Policies and Limitations  . . . . . . . . . . . .     2
              Mark R. Goldstein, Portfolio Manager of Neuberger & Berman
                      MANHATTAN Portfolio  . . . . . . . . . . . . . . . .    11
              Judith M. Vale, Portfolio Manager of Neuberger & Berman
                      GENESIS Portfolio  . . . . . . . . . . . . . . . . .    12
              Kent C. Simons and Lawrence Marx III, Portfolio Managers
                      of Neuberger & Berman FOCUS and Neuberger &
                      Berman GUARDIAN Portfolios . . . . . . . . . . . . .    12
              Michael M. Kassen and Robert I. Gendelman, Portfolio
                      Managers of Neuberger & Berman PARTNERS Portfolio  .    13
              Janet W. Prindle, Portfolio Manager of Neuberger & Berman
                      SOCIALLY RESPONSIVE Portfolio  . . . . . . . . . . .    14
              Felix Rovelli, Portfolio Manager of Neuberger & Berman
                      INTERNATIONAL Portfolio  . . . . . . . . . . . . . .    15
              Additional Investment Information  . . . . . . . . . . . . .    20
              Neuberger & Berman FOCUS Portfolio - Description of
                      Economic Sectors.  . . . . . . . . . . . . . . . . .    54
              Neuberger & Berman SOCIALLY RESPONSIVE Portfolio -
                      Description of Social Policy . . . . . . . . . . . .    57

     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .    60
              Total Return Computations  . . . . . . . . . . . . . . . . .    60
              Comparative Information  . . . . . . . . . . . . . . . . . .    62
              Other Performance Information  . . . . . . . . . . . . . . .    64

     CERTAIN RISK CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . .    65

     TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .    65

     INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES . . . . . . . . . .    74
              Investment Manager and Administrator . . . . . . . . . . . .    74
              Sub-Adviser  . . . . . . . . . . . . . . . . . . . . . . . .    79
              Investment Companies Managed . . . . . . . . . . . . . . . .    80
              Management and Control of N&B Management . . . . . . . . . .    83

     DISTRIBUTION ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . .    84

     ADDITIONAL PURCHASE INFORMATION . . . . . . . . . . . . . . . . . . .    84
              Automatic Investing and Dollar Cost Averaging  . . . . . . .    84

     ADDITIONAL EXCHANGE INFORMATION . . . . . . . . . . . . . . . . . . .    85

     ADDITIONAL REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . .    87
              Suspension of Redemptions  . . . . . . . . . . . . . . . . .    87
              Redemptions in Kind  . . . . . . . . . . . . . . . . . . . .    88

                                                                            Page


     DIVIDENDS AND OTHER DISTRIBUTIONS . . . . . . . . . . . . . . . . . .    88

     ADDITIONAL TAX INFORMATION  . . . . . . . . . . . . . . . . . . . . .    89
              Taxation of the Funds  . . . . . . . . . . . . . . . . . . .    89
              Taxation of the Portfolios . . . . . . . . . . . . . . . . .    90
              Taxation of the Funds' Shareholders  . . . . . . . . . . . .    94

     PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . .    94
              Portfolio Turnover . . . . . . . . . . . . . . . . . . . . .   103

     REPORTS TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . .   103

     ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   103

     CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . .   104

     INDEPENDENT AUDITORS/ACCOUNTANTS  . . . . . . . . . . . . . . . . . .   104

     LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . .   104

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . .   105

     REGISTRATION STATEMENT  . . . . . . . . . . . . . . . . . . . . . . .   107

     FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .   107

     Appendix A -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER . . . .   109

     Appendix B -- PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . .   112

     Appendix C -- THE ART OF INVESTMENT:
                    A CONVERSATION WITH ROY NEUBERGER  . . . . . . . . . .   113

                                INVESTMENT INFORMATION

              Each Fund is a separate series of Neuberger & Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Equity Managers Trust or, in the case of Neuberger & Berman INTERNATIONAL Fund, in a Portfolio of Global Managers Trust, that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (Equity Managers Trust and Global Managers Trust ("Managers Trusts") are open-end management investment companies managed by N&B Management; the Managers Trusts, together with the Trust, are referred to below as the "Trusts.") Prior to January 1, 1995, the names of Neuberger & Berman FOCUS Fund and Neuberger & Berman FOCUS Portfolio were Neuberger & Berman Selected Sectors Fund and Neuberger & Berman Selected Sectors Portfolio, respectively. Before August 2, 1993, the respective names of the Funds (except Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL Fund) were Neuberger & Berman Manhattan Fund, Inc., Neuberger & Berman Genesis Fund, Inc., Neuberger & Berman Selected Sectors Fund, Inc., Neuberger & Berman Guardian Fund, Inc., and Neuberger & Berman Partners Fund, Inc. (collectively, "predecessors"). Prior to November 17, 1995, the name of Neuberger & Berman INTERNATIONAL Portfolio was International Portfolio.


              The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund and Portfolio are not fundamental. Although any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of the corresponding Managers Trust ("Portfolio Trustees") without shareholder approval, each Fund intends to notify its shareholders before changing its investment objective or implementing any material change in any non-fundamental policy or limitation. In addition, pursuant to an undertaking made to a state securities commission, no changes may be made in Neuberger & Berman INTERNATIONAL Fund's non-fundamental policies numbered 3, 7, and 8 below, except upon 30 days' notice to that Fund's shareholders. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. This vote is required by the Investment Company Act of 1940 ("1940 Act") and is referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

     Investment Policies and Limitations

              Each Fund (except Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL Fund) has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

                      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receiv-ables relating to securities) in an open-end management investment company having substan-tially the same investment objective, policies, and limitations as the Fund.

              Neuberger & Berman SOCIALLY RESPONSIVE Fund has the following fundamental investment policy, to enable it to invest in its corresponding
     Portfolio:

                      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receiv-ables relating to securities) in an open-end management investment company having substan-tially the same investment objective, policies, and limitations as the Fund.

              Neuberger & Berman INTERNATIONAL Fund has the following fundamental investment policy, to enable it to invest in its corresponding
     Portfolio:

                      Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.


              All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.


              Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.


              The Portfolios (except Neuberger & Berman INTERNATIONAL Portfolio) have the following fundamental investment policies and limitations:

              1. Borrowing. No Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

              2. Commodities. No Portfolio may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

              3. Diversification. No Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

              4. Industry Concentration. No Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

              5. Lending. No Portfolio may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

              6. Real Estate. No Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

              7. Senior Securities. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

              8. Underwriting. No Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

              The following non-fundamental investment policies and limitations apply to all Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios):

              1. Borrowing. No Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

              2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, no Portfolio may make any loans other than securities loans.

              3. Investments in Other Investment Companies. No Portfolio may purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

              4. Margin Transactions. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

              5. Short Sales. No Portfolio may sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts and options shall not constitute selling securities short.


              6. Ownership of Portfolio Securities by Officers and Trustees. No Portfolio may purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Equity Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

              7. Unseasoned Issuers. No Portfolio may purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

              8. Puts, Calls, Straddles, or Spreads. No Portfolio may invest in puts, calls, straddles, spreads, or any combination thereof, except that each Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transac-tions. The Portfolios do not construe the foregoing limitation to pre-clude them from purchasing or writing options on futures contracts or from purchasing securities with rights to put the securities to the issuer or a guarantor.

              9. Illiquid Securities. No Portfolio may purchase any secu-rity if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of its net assets would be invested in illiquid securi-ties. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.


              10. Foreign Securities. No Portfolio may invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

              11. Oil and Gas Programs. No Portfolio may invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but each Portfolio may purchase securities of companies that own interests in any of the foregoing.

              12. Real Estate. No Portfolio may purchase or sell real property (including interests in real estate limited partnerships, but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies that invest in real estate); provided that no Portfolio may purchase any security if, as a result, more than 10% of its total assets would be invested in securities of real estate investment trusts.

              In addition to the foregoing non-fundamental investment policies and limitations, which apply to each Portfolio (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios), the following non-fundamental investment policies and limitations apply to the indicated Portfolios:

              13. Investments in Any One Issuer (Neuberger & Berman GENESIS, Neuberger & Berman FOCUS, and Neuberger & Berman GUARDIAN Portfolios). None of these Portfolios may purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

              14. Warrants (Neuberger & Berman GENESIS, Neuberger & Berman FOCUS, and Neuberger & Berman GUARDIAN Portfolios). None of these Portfolios may invest more than 5% of its net assets in warrants, including warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AmEx"), or more than 2% of its net assets in such unlisted warrants. For purposes of this limitation, warrants are valued at the lower of cost or market value, and warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.


              15. Pledging (Neuberger & Berman GENESIS and Neuberger & Berman GUARDIAN Portfolios). Neither of these Portfolios may pledge or hypothecate any of its assets, except that (i) for Neuberger & Berman GENESIS Portfolio, this limitation does not apply to the deposit of portfolio securities as collateral in connection with short sales against-the-box, and the Portfolio may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member.

              16. Sector Concentration (Neuberger & Berman FOCUS Portfolio). This Portfolio may not invest more than 50% of its total assets in any one economic sector.

              Each Portfolio (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios), as an operating policy, does not intend to invest in futures contracts and options thereon during the coming year.


              The following non-fundamental investment policies and limitations apply to Neuberger & Berman SOCIALLY RESPONSIVE Portfolio:

              1. Borrowing. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

              2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

              3. Investments in Other Investment Companies. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

              4. Margin Transactions. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.


              5. Short Sales. The Portfolio may not sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts, and options shall not constitute selling securities short.


              6. Ownership of Portfolio Securities by Officers and Trustees. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Equity Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

              7. Unseasoned Issuers. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

              8. Illiquid Securities. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be in-vested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

                      9. Foreign Securities. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including ADRs.

              10. Oil and Gas Programs. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.

              11. Real Estate. The Portfolio may not invest in real estate limited partnerships.

              12. Warrants. The Portfolio does not intend to invest in warrants (but may hold warrants obtained in units or attached to securities).

              Neuberger & Berman INTERNATIONAL Portfolio's fundamental investment policies and limitations are as follows:


              1. Borrowing. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.


              2. Commodities. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.


              3. Diversification. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
     (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

              4. Industry Concentration. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


              5. Lending. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.


              6. Real Estate. The Portfolio may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.


              7. Senior Securities. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.


              8. Underwriting. The Portfolio may not underwrite securi-ties of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.


              The following non-fundamental investment policies and limitations apply to Neuberger & Berman INTERNATIONAL Portfolio:


              1. Investments in Any One Issuer. At the close of each quarter of the Portfolio's tax year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes.


              2. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

              3. Investments in Other Investment Companies. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.


              4. Margin Transactions. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.


              5. Short Sales. The Portfolio may not engage in a short sale (except a short sale against-the-box) if, as a result, the dollar amount of all short sales would exceed 25% of its net assets or if, as a result, the value of securities of any one issuer in which the Portfolio would be short would exceed 2% of the value of the Portfolio's net assets or 2% of the securities of any class of any issuer. Transactions in forward contracts, futures contracts and options are not considered short sales.


              6. Ownership of Portfolio Securities by Officers and Trustees. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Global Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.


              7. Unseasoned Issuers. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.


              8. Illiquid Securities. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be in-vested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

              9. Restricted Securities. The Portfolio may not purchase a security restricted as to resale if, as a result thereof, more than 10% of the Portfolio's total assets would be invested in restricted securities. Securities that can be sold freely in the principal market in which they are traded are not considered restricted, even if they cannot be sold in the United States.


              10. Warrants. The Portfolio may not invest more than 5% of its net assets in warrants, whether or not such warrants are listed on the NYSE or the AmEx, or more than 2% of its net assets in unlisted warrants. For purposes of this limitation, warrants are valued at the lower of cost or market value, and warrants acquired by the Portfolio in units or attached to securities are deemed to be without value, even if the warrants are later separated from the unit.


              11. Oil and Gas Programs. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.


              12. Real Estate. The Portfolio may not invest in real estate limited partnerships.


     MARK R. GOLDSTEIN, PORTFOLIO MANAGER OF NEUBERGER & BERMAN MANHATTAN PORTFOLIO


              Neuberger & Berman MANHATTAN Portfolio's objective is capital appreciation, without regard to income. "The Portfolio differs from the other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are reasonable relative to a company's growth prospects and that of the general market," says Mark Goldstein, its portfolio manager. Mr. Goldstein has consistently followed this approach as a portfolio manager at N&B Management. He looks for stocks of financially sound companies with a special market capability, a competitive advantage or a product that makes them particularly attractive over the long term, but likes to purchase them at a reasonable price relative to their growth rates. Mr. Goldstein calls this approach "GARP" -- growth at a reasonable price. "An investor shouldn't try to beat the market by trading funds like stocks. The hardest thing to do -- but the best thing to do -- is to put in some money when the market is down and keep it there. That's how one really builds wealth over the long term -- a mutual fund is a great long-term investment."

              "We view value both on a relative and an absolute basis, so we may buy stocks with somewhat above-market historical growth rates,"
     Mr. Goldstein explains. "We also tend to stay more fully invested when we think the market is attractive for quality growth companies. But we will get out of stocks and into cash when we think there are no reasonable values available."


     JUDITH M. VALE, PORTFOLIO MANAGER OF NEUBERGER & BERMAN GENESIS PORTFOLIO


              The predecessor of Neuberger & Berman GENESIS Fund was established in 1988. A long-term growth fund dedicated to small capitalization stocks (companies with total market value of outstanding capital stock of less than $750 million), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as the other equity funds managed by N&B Management. "Neuberger & Berman GENESIS Portfolio buys stocks that we believe are currently undervalued, unlike small capitalization stock funds offered by many other firms, which look for companies whose earnings reflect future developments," says its portfolio manager Judith Vale.


              "Many people think that small capitalization stock funds are predominantly invested in high-risk, high-tech companies. Not Neuberger & Berman GENESIS Portfolio. We look for the same fundamentals in small capitalization stocks as our other funds look for in stocks of larger companies. We stick to the areas we understand. I'm looking for the most persistent earnings growth at the lowest multiple." Ms. Vale looks for well-established companies with entrepreneurial management and sound finances. She also looks for catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

              Why a small capitalization stock fund? Research has demonstrated that, over the last 30 years, smaller capitalization stocks as a group have outperformed larger capitalization stocks two-thirds of the time.1/ Ms. Vale points out, "This Portfolio offers the ability to share in the growth potential of small capitalization stocks."

     KENT C. SIMONS AND LAWRENCE MARX III, PORTFOLIO MANAGERS OF NEUBERGER & BERMAN FOCUS AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS

              These Portfolios are managed by two veterans of N&B Management who have consistently followed their value-oriented philosophy over many years: Kent Simons and Larry Marx.




     1/       Source:  Ibbotson and Sinquefield.

              Neuberger & Berman FOCUS Portfolio's investment objective is long-term capital appreciation. Like the other Portfolios that use a value-oriented investment approach, it seeks to buy undervalued securities that offer opportunities for growth, but then focuses its assets in those sectors where undervalued stocks are clustered. "We begin by looking for stocks that are selling for less than we think they're worth, a 'bottom-up approach'" says Mr. Simons. "More often than not, such stocks are in a few economic sectors that are out of favor and are undervalued as a group. I think 90% of cheap stocks deserve to be cheap. My job is to find the 10% that don't."


              "We don't pick sectors for Neuberger & Berman FOCUS Portfolio based on our perception of how the economy is going to do. Nor do we engage in making economic or currency predictions. We look for stocks with either low relative or low absolute valuations," explains Mr. Marx. "Often, these stocks will be found in a particular sector, but we didn't start out being bullish on that sector. It's just where we happened to find the values. We find that if one company comes under a cloud, it tends to happen to its whole industry. If an investment manager rotated the sectors in a portfolio by buying sectors when they are undervalued and selling them when they become fully valued, the manager would be able to achieve above-average performance."

              Neuberger & Berman GUARDIAN Portfolio subscribes to the same stock-picking philosophy followed since Neuberger & Berman GUARDIAN Fund's predecessor was founded by Roy R. Neuberger in 1950.

              It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution every year since 1950. Of course, there can be no assurance that this trend will continue.

              Both Mr. Simons and Mr. Marx place a high premium on being knowledgeable about the companies whose stocks they buy for Neuberger & Berman GUARDIAN Portfolio. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. Says Mr. Marx, "We're usually early in and early out. We'd rather buy an undervalued stock because we expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. We like a stock 'under a rock' or with a cloud over it; you are not going to get great companies at great valuations when the market perception is great."

              "People who switch around a lot are not going to benefit from our approach. They're following the market -- we're looking at fundamentals."

     MICHAEL M. KASSEN AND ROBERT I. GENDELMAN, PORTFOLIO MANAGERS OF NEUBERGER & BERMAN PARTNERS PORTFOLIO


              "Neuberger & Berman PARTNERS Portfolio's objective is capital growth," say its portfolio managers Michael Kassen and Robert Gendelman. "We want to make money in good markets and not give up those gains during rough times."

              "Our investors seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education."

              "We look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as low price-to-earnings ratios, consistent cash flow, and support from asset values, or in relation to the growth of their future earnings, as projected by N&B Management. If the market goes down, those stocks we elect to hold, historically, go down less."


              The co-portfolio managers monitor stocks of medium- to large-sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they will produce a new product, become an acquisition target, or undergo a financial restructuring.


              What else catches Mr. Kassen's and Mr. Gendelman's eyes? "We like managements that own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line."


              To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. Their reasoning? "Market leaders tend to earn higher levels of profits."


              Neuberger & Berman PARTNERS Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of the Portfolio's total assets. Of course, the Portfolio's holdings are subject to change.


     JANET W. PRINDLE, PORTFOLIO MANAGER OF NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO

              How does Janet Prindle manage Neuberger & Berman SOCIALLY RESPONSIVE Portfolio? "We select securities through a two-phase detection process. The first is financial. We analyze a universe of companies according to N&B Management's value-oriented philosophy, looking for stocks which are undervalued for any number of reasons. We focus on financial fundamentals including balance sheet ratios and cash flow analysis, and we meet with company management in an effort to understand how those unrecognized values might be realized in the market. The second part of the process is social screening. Our social research is based on the same kind of philosophy that governs our financial approach: we believe that first-hand knowledge and experience are our most important tools. Utilizing a proprietary database, we do careful, in-depth tracking and we analyze a large number of companies on some eighty issues in six broad social categories. We use a wide variety of sources to determine company practices and policies in these areas, and we analyze performance in light of our knowledge of the issues and of the best practices in each industry. We understand that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, we place value on such indicators as management commitment, progress, direction, and industry leadership."


     FELIX ROVELLI, PORTFOLIO MANAGER OF NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO


     International Investing


              Equity portfolios consisting solely of domestic investments generally have not enjoyed the higher returns foreign opportunities can offer. For more than thirty years, for example, the growth rate of many foreign economies has outpaced that of the United States. While the United States accounted for almost 66% of the world's total securities market capitalization in 1970, it accounted for less than 37% of that total at the end of 1994 -- or less than half of the dollar value of the world's available stocks and bonds today.2/


              Over time, a number of international equity markets have outperformed their U.S. counterparts. Although there are no guarantees, foreign markets could continue to provide attractive investment opportunities.


              In addition, according to Morgan Stanley Capital International, the leading companies in any given sector are not always U.S.-based. For example, 22 of the largest 25 automobile companies are based outside the United States, as are 20 of the top 25 banks.


     2/       Source:  Morgan Stanley Capital International.

              A principal advantage of investing overseas is diversification.
     A diversified portfolio gives investors the opportunity to pursue increased overall return while reducing risk. It is prudent to diversify by taking advantage of investment opportunities in more than one country's stock or bond market. By investing in several countries through a worldwide portfolio, investors can lower their exposure and vulnerability to weakness in any one market. Investors should be aware, however, that international investing is not a guarantee against market risk and may be affected by economic factors described in the Prospectus, such as the prospects of individual companies and other risks such as currency fluctuations or controls, expropriation, nationalization and confiscatory taxation.


              Furthermore, for the individual investor, buying foreign stocks and bonds can be difficult, involving many decisions. Accessing international markets is complicated; few individuals have the time or resources to evaluate thoroughly foreign companies and markets, or the ability to incur the high transaction costs of direct investment in such markets. A mutual fund investing in foreign securities offers an investor broad diversification at a relatively low cost.


              The Portfolio invests primarily in equity securities of companies located in developed foreign economies, as well as in "emerging markets." In all cases, N&B Management's investment process includes a combination of "top-down country allocation" and "bottom-up security selection."


              TOP-DOWN APPROACH TO REGIONAL AND COUNTRY DIVERSIFICATION


              N&B Management uses extensive economic research to identify countries that offer attractive investment opportunities, by analyzing factors such as gross domestic product growth rates, interest rate trends, and currency exchange rates. Market valuations, combined with correlation and volatility comparisons, provide N&B Management with a target allocation across twenty or more countries.


                      BOTTOM-UP APPROACH TO SECURITY SELECTION


              N&B Management's value-driven style seeks out attractively priced issues, by concentrating on criteria such as a low price-to-earnings ratio relative to earnings growth rate, balance sheet strength, low price to cash flow, and management quality. Typically, over 100 individual issues will comprise the portfolio. The portfolio will be comprised of securities of medium- to large-capitalization companies, determined in relation to each individual national market.

                      CURRENCY RISK MANAGEMENT


              Exchange rate movements and volatility are important factors in international investing. The portfolio manager believes in actively managing the Portfolio's currency exposure, in an effort to capitalize on foreign currency trends and to reduce overall portfolio volatility. Currency risk management is performed separately from equity analysis.
     The portfolio manager uses a combination of economic analysis to guide the Portfolio's longer-term posture and quantitative trend analysis to assist in timing decisions with respect to whether (or when) to invest in instruments denominated in a particular foreign currency, or whether (or when) to hedge particular foreign currencies in which liquid foreign exchange markets exist.


     An Interview with Felix Rovelli


              Q:      Why should investors allocate a portion of their assets
     to international markets?

              A:      First, an investor who does not invest internationally
     misses out on more than two-thirds of the world's potential investment opportunities. The U.S. stock market today represents less than one-half of the world's stock market capitalization, and the U.S. portion continues to shrink as other countries around the world introduce or expand the size of their equity markets. Privatizations of government-owned corporations, initial public offerings, and the occasional creation of official stock exchanges in emerging economies continuously present new opportunities for capital in an expanding global market.


                      Second, many foreign economies are in earlier stages of development than ours and are growing fast. Economic growth can often mean potential for investment growth.


                      Finally, international investing helps an investor increase diversification and can reduce risk. Domestic and foreign markets generally do not all move in the same direction, so gains in one market may offset losses in another.


              Q:      Does international investing involve special risks?


              A:      Currency risk is one important risk presented by
     international investing. Fluctuations in exchange rates can either add to or reduce an investor's returns, a fact that anyone who invests in foreign markets should keep in mind.


                      Other risks include, but are not limited to, greater market volatility, less government supervision and availability of public information, and the possibility of adverse economic or political developments. The special risks of foreign investing are discussed in greater detail in the Prospectus.


              Q: What are some of the advantages of investing in an international fund?


              A:      An international mutual fund can be a convenient way to
     invest internationally and diversify assets among several markets to reduce risk.


                      Additionally, the considerable burden of obtaining timely, accurate, and comprehensive information about foreign economies and securities is left to seasoned professional managers.


                      OVER THE PAST DECADE, ONE OF THE MAJOR INDICES OF INTERNATIONAL STOCKS OUTPERFORMED THE S&P 500 INDEX, WHICH REPRESENTS AN AVERAGE OF THE PRICES OF CERTAIN MAJOR U.S. STOCKS.


                      If you had invested $10,000 in the international and U.S. stocks comprising both indices ten years ago, here's what your investments would have been worth as of June 30, 1995:3/
                                       Value of       Avg. annualized
                                       investment     total return

       International stocks (EAFE)        $45,587          16.38%
       Domestic stocks (S&P 500)          $39,131          14.62%




     3/       Source:  Ibbotson Associates.  For the period ended June 30,
     1995. International stocks are represented by the Morgan Stanley Capital International European, Australia, Far East (EAFE) Index, an unmanaged index of non-U.S. equity performance. Domestic stocks are represented by the Standard & Poor's 500 Index, an unmanaged index of U.S. equity performance. Indices do not take into account any fees and expenses of investing in the individual securities that they track; individuals cannot invest directly in any index. Average annualized total returns are measured in U.S. dollars and include changes in share price, dividends paid and the gross effect of reinvesting dividends.

                      Of course, these historical results may not continue in the future and cannot predict or reflect the performance of Neuberger & Berman INTERNATIONAL Fund. In addition, investors should keep in mind the added risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and economic and political conditions, all of which can lead to a greater degree of volatility than funds that invest primarily in U.S. stocks.


              Q:      What is your investment approach?


              A:      We seek to capitalize on investments in countries where
     we believe that positive economic and political factors are likely to produce above-average returns. Studies have shown that the allocation of assets among countries is typically the most important factor contributing to portfolio performance. We believe that, in the long term, a nation's economic growth and the performance of its equity market are highly correlated. Therefore, we continuously evaluate the global economic outlook as well as individual country data to guide country allocation. Our process also leads to diversification across many countries, typically twenty or more, in an effort to limit total portfolio risk.


                      We strive to invest in companies within the selected countries that are in the best position to capitalize on such positive developments or companies that are most attractively valued. We usually include in the Portfolio's investments the securities of large-capitalization companies, determined in relation to each individual national market, as well as securities of faster-growing, medium-sized companies that offer potentially higher returns but are often associated with higher risk.


                      The criteria for security selection focus on companies with leadership in specific markets or niches within specific industries, which appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. Typically, in emerging markets, we invest in relatively large, established companies that we believe possess the managerial, financial, and marketing strength to exploit successfully the growth of a dynamic economy. In more developed markets, such as Europe and Japan, the Portfolio may invest to a higher degree in medium-sized companies. Medium-sized companies can often provide above-average growth and are less followed by market analysts, a fact that sometimes leads to inefficient valuation.


                      Finally, we strive to limit total portfolio volatility and protect the value of portfolio securities by selectively hedging the

     Portfolio's foreign currency exposure in times when we expect the U.S. dollar to strengthen.


              Q:      How do you perceive the current outlook?


              A:      There is still an abundance of exciting investment
     opportunities around the world. Many equity markets still have not reached the maturity stage of the U.S. market and have much more room to grow. There are new markets opening up to foreign investment and many changes are occurring in markets where equity investments have traditionally commanded less attention than fixed income securities.


                      In addition, it appears to us that both Europe and Japan recently passed the bottom of their economic cycles. In many economies, the current recession has been the most severe of all recessions in the last five decades. With global inflation still in check, many economies should continue to have lower interest rates, which, coupled with a forecast of recovery in profits, could positively impact stock market returns.


     Timely Opportunity for Investors Looking for International Bargains


              "IF YOU HAVE MOST OF YOUR MONEY IN U.S. STOCKS, NOW MAY BE A GOOD TIME TO SHIFT PART OF YOUR PORTFOLIO ABROAD." THE WALL STREET JOURNAL, JULY 25, 1995.


              While the U.S. stock market has been reaching new highs in recent months, you may be able to find more bargains in international stocks than you may locate on Wall Street. "Today, we are finding a large supply of what we believe to be excellent companies whose stocks are priced at very low levels," explains Felix Rovelli, portfolio manager for Neuberger & Berman INTERNATIONAL Portfolio, a fund that invests in the stocks of companies outside the United States.


              "For the past year," Rovelli continues, "the economies of many countries have been growing, and the fundamentals of many selected individual company stocks have looked strong. Yet because of concerns -- over Mexico and the falling U.S. dollar, among other things -- international stock prices have lagged. That is, until recently."


              AFTER FACING SETBACKS IN 1994 AND EARLIER THIS YEAR, PLENTY OF REGIONS OUTSIDE THE UNITED STATES HAVE BEGUN TO BOUNCE BACK.

              In its June 1995 quarterly report on mutual funds, The Wall Street Journal reported that stock markets in both emerging areas and developed European countries rebounded strongly from April 1st to June 30th.4/


              What is causing this apparent turnaround? France, Italy, and other European countries have been recovering from recessions. In developing countries like Thailand and Malaysia, the economies have been moving ahead at impressive growth rates of 6% to 10% annually -- over twice the U.S. rate.


              NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO SEARCHES FAR AND WIDE FOR THE BEST BARGAINS OUTSIDE THE UNITED STATES.


              Without restrictions as to regions, portfolio manager Felix Rovelli can exploit investment opportunities wherever and whenever they arise -- in both developed and emerging economies. He invests in the stocks of companies with solid fundamentals that he believes to be undervalued and to have above-average potential for capital appreciation.


     Additional Investment Information

              Some or all of the Portfolios, as indicated below, may make the following investments, among others, although they may not buy all of the types of securities or use all of the investment techniques that are described.


              Repurchase Agreements (All Portfolios). Repurchase agreements are agreements under which a Portfolio purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger & Berman INTERNATIONAL Portfolio, from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. No Portfolio may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of the type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the under-lying securities, including accrued interest, at all times equals or


     4/       July 7, 1995.  Drawn from data supplied by Lipper Analytical
     Services.

     exceeds the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent. If Neuberger & Berman INTERNATIONAL Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, Neuberger & Berman INTERNATIONAL Portfolio may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.


              Securities Loans (All Portfolios). In order to realize income, each Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satis-factory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.


              Restricted Securities and Rule 144A Securities (All Portfolios). Each Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed further to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without regis-tering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

                      Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Portfolio Trustees.

              Reverse Repurchase Agreements (All Portfolios). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolios' investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will maintain with its custodian in a segregated account cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement. There is a risk that the contra-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.


              Leverage (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may make investments when borrowings are outstanding.
     Leveraging the Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the Portfolio's and the corresponding Fund's net asset values ("NAVs") and in their yields. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for purposes of the Portfolio's investment limitations.


              Generally, the Portfolio does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.


              Foreign Securities (All Portfolios). Each Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. These investments are subject to each Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diver-sification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States.


              Each Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign curren-cies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments or their subdivisions, agencies, and instrumentali-ties, international agencies, and supranational entities. Investing in foreign currency denominated securities includes the special risks asso-ciated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxa-tion, (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States), and (4) expropriation or nationalization of foreign portfolio companies. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on portfolio transactions. Each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) may invest only in securities of issuers in countries whose governments are considered stable by N&B Management.


              Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements, and transaction costs of foreign currency conversions.


              Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. Interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


              Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.


              In order to limit the risk inherent in investing in foreign currency denominated securities, a Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) may not purchase any such security if, after such purchase, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, no Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency.


              Forward Commitments and When-Issued Securities (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

              When-issued purchases and forward commitment transactions enable the Portfolio to "lock in" what N&B Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.


              The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Portfolio's NAV starting on the date of the agreement to purchase the securities. The Portfolio does not earn interest on securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's daily net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Portfolio may agree to a longer settlement period.


              The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions.


              When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

                 FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES,
                      FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
                 CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")
                      (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN
                               INTERNATIONAL PORTFOLIO)



              Futures Contracts and Options Thereon (Neuberger & Berman SOCIALLY RESPONSIVE Portfolio). The Portfolio may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against expected changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolio does not engage in transactions in futures or options on futures for speculation. The Portfolio views investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio. Futures contracts and options thereon are traded only on national futures exchanges.


              A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.


              "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its daily net asset value, the Portfolio marks to market the current value of its open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written. If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.


              U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"), an agency of the U.S. Government; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.


              Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.


              Although the Portfolio believes that the use of futures contracts will benefit it, if N&B Management's judgment about the general direction of the markets is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. Moreover, the spread between values in the cash and futures markets is subject to distortion due to differences in the character of those markets. Because of the possibility of distortion, even a correct forecast of general market trends by N&B Management may not result in a successful transaction.


              An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option is accompanied by delivery of the accumulated cash balance in the writer's futures margin account. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.

              The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. Decisions regarding whether, when, and how to hedge involve skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends or lack of correlation between the futures markets and the securities markets. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.


              Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades thereof may be made on that day at a price beyond that limit. The daily limit only governs price movements during a particular trading day, however; it thus does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.


              Covered Call Options (All Portfolios). Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may write or purchase covered call options on securities it owns. Each of the other Portfolios may write or purchase covered call options on securities it owns valued at up to 10% of its net assets. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs. Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may also write covered call options to earn premium income. Portfolio securities on which call options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.


              When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time the purchaser requests until a certain date, and receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security.


              Each Portfolio writes only "covered" call options on securities it owns. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolios will not do), but is capable of enhancing the Portfolios' total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.


              If a call option that a Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.


              When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Portfolio would purchase a call option to offset a previously written call option. Neuberger & Berman SOCIALLY RESPONSIVE Portfolio also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.


              Put Options (Neuberger & Berman SOCIALLY RESPONSIVE Portfolio). The Portfolio may write or purchase put options on securities. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs.


              The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a certain security at a certain price at any time until a certain date if the purchaser of the option decides to sell such security. The Portfolio may be obligated to purchase the underlying security at more than its current value.

                      When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

              Portfolio securities on which put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at the exercise price, which may be higher than the current market price of the security. If a put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the put option.


              Put and Call Options, In General. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.


              Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which a Portfolio may engage in OTC options transactions, and limits the Portfolios' counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.


              The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


              The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the sales price on the option's last reported trade on that day before the time the Portfolio's NAV is computed or, in the absence of any trades thereof on that day, the mean between the closing bid and ask prices.


              Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger & Berman SOCIALLY RESPONSIVE Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If any Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.


              A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.


              A Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

              Options normally have expiration dates between three and nine months from the date written. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. From time to time, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.


              Forward Foreign Currency Contracts (All Portfolios). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a fixed price ("forward contracts") in amounts not exceeding 5% of its net assets. The Portfolios enter into forward contracts in an attempt to hedge against expected changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effec-tive return on securities denominated in foreign currencies that are held or intended to be acquired by them. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of pro-tecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.


              N&B Management believes that the use of foreign currency hedging techniques, including "cross-hedges," can help protect against declines in the U.S. dollar value of income available for distribution and declines in a Portfolio's NAV resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward contract to sell a different foreign currency, where the contract is available on terms more advantageous to a Portfolio than a contract to sell the currency in which the securities being hedged are denominated. N&B Management believes that hedges and cross-hedges can, therefore, provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or cross-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relation-ships, a Portfolio could be in a less advantageous position than if such a hedge had not been established. In addition, because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.


              Options on Foreign Currencies (All Portfolios). Each Portfolio may write and purchase covered call and put options on foreign currencies, in amounts not exceeding 5% of its net assets. A Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.


                GENERAL CONSIDERATIONS INVOLVING FINANCIAL INSTRUMENTS
               (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL
                                     PORTFOLIO)


              Futures Contracts and Options Thereon; Put and Call Options. To the extent a Portfolio sells or purchases futures contracts and/or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets. As noted above, the Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) do not intend to invest in futures contracts and options thereon during the coming year.


              In addition, pursuant to state securities laws, (1) the aggregate premiums paid by a Portfolio on all options (both exchange-traded and OTC) held by it at any time may not exceed 20% of its net assets, and (2) the aggregate margin deposits required on all exchange-traded futures contracts and related options held by a Portfolio at any time may not exceed 5% of its total assets. Also, pursuant to an undertaking to a state securities law administrator, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio will not purchase puts, calls, straddles, spreads, or any combination thereof if, by reason of such purchase, the value of its aggregate investment in such instruments will exceed 5% of its total assets.


              Risks Involved in Using  Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities held or to be acquired by a Portfolio and changes in market value of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of Financial Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble that of a Portfolio's underlying securities. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Financial Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. Financial Instruments used by the Portfolios are generally considered "derivatives." There can be no assurance that a Portfolio's use of Financial Instruments will be successful.


              The Portfolios' use of Financial Instruments may be limited by the requirements of the Internal Revenue Code of 1986, as amended ("Code"), that apply to each Fund for qualification as a regulated investment company ("RIC"). See "Additional Tax Information."


              Cover for Financial Instruments. Each Portfolio will comply with SEC guidelines regarding cover for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities in the prescribed amount. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, option, or forward position; this inability may result in a loss to the Portfolio.

               FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND
                 INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")
                  (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO ONLY)


              Put and Call Options on Individual Securities (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may write call options and purchase put options on securities in order to hedge (i.e., write or purchase options to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the corresponding Fund's
     NAVs). The Portfolio may also purchase or write put options, purchase call options and write covered call options in an attempt to enhance income.

              The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.


              The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a certain security at a certain price at any time until a certain date if the purchaser of the option decides to sell such security. The Portfolio may be obligated to purchase the underlying security at more than its current value.


              When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.


              When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time the purchaser requests until a certain date, and receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security. The Portfolio intends to write only "covered" call options on securities it owns.


              When the Portfolio  purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio would purchase a call option in order to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.


              Portfolio securities on which call and put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do) but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at the exercise price, which may be higher than the current market price of the security. If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.


              Securities options are traded both on exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its
     options position and  the associated cover.   N&B  Management monitors  the
     creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolio's counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.


              The assets used as cover (or held in a segregated account) for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


              The premium received (or paid) by the Portfolio when it writes (or purchases) a call or put option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing a covered call or put option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the sales price on the option's last reported trade on that day before the time the Portfolio's NAV is computed or, in the absence of any trades thereof on that day, the mean between the closing bid and ask prices.


              Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be subject to market risk on the security.


              The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.


              Options normally have expiration dates between three and nine months from the date written. The Portfolio may purchase both European-style options and American-style options. European-style options are only exercisable immediately prior to their expiration date. American-style options, in contrast, are exercisable at any time prior to their expiration date. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.


              Put and Call Options on Securities Indices (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may write or purchase put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements that would adversely affect the value of the Portfolio's securities or securities the Portfolio intends to buy. However, the Portfolio currently does not expect to invest a substantial portion of its assets in securities index options. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to
     (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by
     (2) a fixed "index multiplier."


              A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, the AmEx, and other U.S. and foreign exchanges.


              The Portfolio may purchase put options in order to hedge against an anticipated decline in securities market prices that might adversely affect the value of the Portfolio's portfolio securities. If the Portfolio purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Portfolio's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Portfolio's portfolio securities.


              The Portfolio may purchase call options on securities indices in order to participate in an anticipated increase in securities market prices. If the Portfolio purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would, in effect, allow the Portfolio to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Portfolio intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by a reduction in the price the Portfolio pays to buy additional securities for its portfolio.


              The Portfolio may write securities index options in order to close out positions in securities index options which it has purchased.

     These closing sale transactions enable the Portfolio immediately to realize gains or minimize losses on its options positions. If the Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs.


              The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.


              The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portfolio securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indices on which options are available. In addition, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.


              All securities index options purchased by the Portfolio will be listed and traded on an exchange.


              Other Risks of Options Transactions. The Portfolio may purchase and sell options that are traded on both U.S. and foreign exchanges. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time, and, for some options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction with respect to covered call options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.


              Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient interest in trading certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
     (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or its clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the clearing organization as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


              The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The writing of options on securities involves a risk that the Portfolio will be required to sell or purchase such securities at a price less favorable than the current market price and will lose the benefit of appreciation or depreciation in the market price of such securities.


              The Portfolio would incur brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. Brokerage commissions for options transactions may be higher or lower than for portfolio securities transactions. The writing of options could result in a significant increase in the Portfolio's turnover rate.


              Futures Contracts (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may enter into futures contracts for the purchase or sale of individual securities and futures contracts on securities indices which are traded on exchanges licensed and regulated by the CFTC or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange. The Portfolio may purchase and sell futures for bona fide hedging and non-hedging purposes (i.e., in an effort to enhance income) as defined in regulations of the CFTC.


              A  futures  contract  on  a  security  is  a  binding  contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery during a particular month of securities having a standardized face value and rate of return. By purchasing futures on securities, the Portfolio will legally obligate itself to accept delivery of the underlying security and to pay the agreed price. By selling futures on securities, the Portfolio will legally obligate itself to make delivery of the security and receive payment of the agreed price.


              Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the position will be valued by or under the direction of the Portfolio Trustees.

              Futures contracts on securities normally are not held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures contracts on securities entered into by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities are traded assumes responsibility for closing out open futures positions and guarantees that, if still open, the sale or purchase of securities will be performed on the settlement date.


              A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based.


              The  Portfolio  sells  futures  contracts in  order  to  offset  a possible decline in the value of its portfolio securities. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the Portfolio's securities declines and will tend to fall when the value of such securities increases. The Portfolio purchases futures contracts in order to fix what N&B Management believes to be a favorable price for securities the Portfolio intends to purchase. If a futures contract is purchased by the Portfolio, the value of the contract will tend to change together with changes in the value of such securities.


              The Portfolio may also purchase put and call options on futures contracts for bona fide hedging and non-hedging purposes. A put option purchased by the Portfolio would give it the right to assume a position as the seller of a futures contract (assume a short position). A call option purchased by the Portfolio would give it the right to assume a position as the purchaser of a futures contract (assume a long position). The Portfolio pays a premium when it purchases an option on a futures contract. In exchange for the premium, the Portfolio becomes entitled to exercise the option, but is not required to do so. If the option cannot be profitably exercised before it expires, the Portfolio's loss will be limited to the amount of the premium and any transaction costs.


              In addition, the Portfolio may write (sell) put and call options on futures contracts for bona fide hedging and non-hedging purposes. Writing a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, writing a call option on a futures contract generates a premium which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price.


              The Portfolio may enter into closing purchase or sale transactions in order to terminate a futures contract. The Portfolio may close out an option which it has purchased or written by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not exist at all times.


              Although futures and options transactions are intended to enable the Portfolio to manage interest rate or stock market risks, unanticipated changes in interest rates or market prices could result in poorer performance than if the Portfolio had not entered into such transactions. Even if N&B Management correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the Portfolio's futures position do not correspond to changes in the value of its investments. This lack of correlation between the Portfolio's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Portfolio's futures position and the securities held by or to be purchased for the Portfolio. N&B Management attempts to minimize these risks through careful selection and monitoring of the Portfolio's futures and options positions. The ability to predict the direction of the securities markets and interest rates involves skills different from those used in selecting securities.


              The prices of futures contracts depend primarily on the value or level of the securities or indices on which they are based. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Portfolio will not exactly match the securities the Portfolio wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuations. To compensate for differences in historical volatility between positions the Portfolio wishes to hedge and the standardized futures contracts available to it, the Portfolio may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.


              Foreign Currency Transactions (Neuberger & Berman INTERNATIONAL Portfolio). The Portfolio may engage in foreign currency exchange transactions. Such transactions are conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates and may also enter into forward contracts for non-hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.


              When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


              When N&B Management believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may also enter into a forward contract to sell, for a fixed amount of dollars, an amount of foreign currency which approximates the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the Portfolio's foreign currency denominated securities will not generally be possible, since the future value of such securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures.


              The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when N&B Management believes that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts for non-hedging purposes when N&B Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's investment portfolio.

              When the Portfolio engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.


              The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by N&B Management.


              Using forward contracts to protect the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.


              While  the Portfolio may  enter into  forward contracts  to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses or may prevent the Portfolio from achieving a complete hedge. The Portfolio may experience delays in the settlement of its foreign currency transactions.


              An issuer of fixed income securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. The Portfolio may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. In addition, the Portfolio may invest in securities denominated in other currency baskets. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Portfolio's ability to prevent potential losses.


              Currency  Futures   and  Options   Thereon  (Neuberger  &   Berman
     INTERNATIONAL Portfolio). The Portfolio may enter into currency futures contracts and options on such futures contracts in domestic and foreign markets and may do so for hedging or non-hedging purposes (i.e., in an effort to enhance income) as defined in CFTC regulations. The Portfolio may sell a currency futures contract or a call option, or it may purchase a put option on such futures contract, if N&B Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Portfolio's
     securities denominated in  such currency.   If  N&B Management  anticipates
     that a particular currency will rise, the Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in a particular currency and which the Portfolio intends to purchase. The Portfolio may also purchase a currency futures contract, or a call option thereon, for non-hedging purposes when N&B Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Portfolio's portfolio.


              The sale of a currency futures contract creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the parties making or taking of delivery of the currency. A currency futures contract is closed out by entering into an offsetting purchase or sale transaction. To close out a currency futures contract sold by the Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, the Portfolio sells a
     currency futures  contract.   If  the  offsetting  sale price  exceeds  the
     purchase price, the Portfolio realizes a gain. Likewise, if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.


              Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. For the holder of an option, there are no daily payments of cash for variation margin to reflect changes in the value of the underlying contract, as there are by a purchaser or seller of a currency futures contract.


              A risk in employing currency futures contracts to protect against price volatility of portfolio securities which are denominated in a particular currency is that the prices of such currency futures contracts may not completely correlate with the cash prices of the Portfolio's securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity. Another risk is that N&B Management could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which such movements will take place. When the Portfolio purchases currency futures contracts, an amount of securities, cash, or cash equivalents equal to the market value of the currency futures contract (minus any required margin) will be deposited in a segregated account to collateralize the position and thereby limit the use of such futures contracts.


              Put and call options on currency futures have characteristics similar to those of other options. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market for such options.


              Options on Foreign  Currencies (Neuberger  & Berman  INTERNATIONAL
     Portfolio). The Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect

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     of  currency  depreciation  on  the  value  of  the Portfolio's  securities denominated in that currency.


              Conversely,  if a  rise  in the  dollar  value  of a  currency  is projected for securities to be acquired by the Portfolio, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of the currency increases sufficiently, the Portfolio will have the right to purchase such currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.


              As  in the case  of other types of  options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of all or a portion of the benefits of advantageous changes in such rates.


              The Portfolio may also write options on foreign currencies for hedging purposes. For example, if N&B Management anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of portfolio securities will be offset, at least partially, by the amount of the premium received by the Portfolio.


              Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium.


              However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised, and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

              The Portfolio may purchase call options on foreign currencies for non-hedging purposes when N&B Management anticipates that a currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Portfolio's portfolio. The Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for income, the Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.


              The Portfolio would normally purchase call options for non-hedging purposes in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option.


              A call option on foreign currency written by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash or liquid, high-grade debt securities in a segregated account with its custodian.


              Limitations on Options, Futures Contracts and Foreign Currency Transactions. The Portfolio is required to maintain margin deposits with, or for the benefit of, futures commission merchants through which it effects futures transactions. The Portfolio must deposit initial margin each time it enters into a futures contract. Such initial margin is usually equal to a percentage of the contract's value. In addition, daily variation margin payments in cash are required to reflect gains and losses on open futures positions. As a result, the Portfolio may be required to make additional margin payments during the term of a futures contract. The Portfolio may not purchase or sell futures contracts (including currency futures contracts) or related options (including certain options on foreign currencies) on foreign or U.S. exchanges if immediately thereafter the aggregate amount of initial margin deposits and premiums paid on the Portfolio's existing positions (excluding futures contracts and options entered into for bona fide hedging purposes and net of the amount the options are "in the money") would exceed 5% of the market value of the Portfolio's net assets. When the Portfolio purchases futures contracts or writes put options thereon, the Portfolio will deposit an amount of cash, cash equivalents or securities denominated in the appropriate currency equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with its custodian to collateralize the position, thereby limiting the use of such futures contracts. Pursuant to an undertaking made to a state securities administrator, the Portfolio will not invest more than 5% of its total assets in instruments commonly known as options, financial futures, or stock index futures, other than hedging positions or positions that are covered by cash or securities. Also, the Portfolio has undertaken that it will not invest more than 5% of its total assets in puts, calls, straddles, spreads, or any combination thereof.


              When the Portfolio  enters into forward contracts for the  sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.


              The extent to which the Portfolio may enter into futures and options transactions may be limited by the requirements of federal income tax law applicable to Neuberger & Berman INTERNATIONAL Fund for qualification as a RIC. See "Additional Tax Information."


              Short  Sales (Neuberger  & Berman  INTERNATIONAL Portfolio).   The
     Portfolio may enter into short sales of securities to the extent permitted by its non-fundamental investment policies and limitations. Under applicable guidelines of the SEC staff, if the Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or U.S.

     Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Portfolio replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.


              The effect  of short selling  on the  Portfolio is similar to  the effect of leverage. Short selling may exaggerate changes in the Portfolio's and Neuberger & Berman International Fund's NAVs and yields. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Portfolio and may result in gains from the sale of securities deemed to have been held for less than three months. Such gains must be limited in order for Neuberger & Berman INTERNATIONAL Fund to continue to qualify as a RIC. See "Additional Tax Information."


              Fixed Income Securities (All  Portfolios).  While the emphasis  of the Portfolios' investment programs is on common stocks and other equity securities (including preferred stocks and securities convertible into or exchangeable for common stocks), the Portfolios may also invest in money market instruments, U.S. Government or Agency Securities, and other fixed income securities. Each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) may invest in corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). In addition, Neuberger & Berman PARTNERS Portfolio may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The Portfolios rely primarily on ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.


              Neuberger & Berman INTERNATIONAL Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Neuberger & Berman INTERNATIONAL Portfolio may invest in debt securities of any rating, including those rated below investment grade and Comparable

     Unrated Securities. Foreign debt securities are subject to risks similar to those of other foreign securities.


              Fixed income  securities are subject  to the risk  of an  issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. N&B Management will invest in such securities only when it concludes that the anticipated return on such an investment to Neuberger & Berman PARTNERS Portfolio or Neuberger & Berman INTERNATIONAL Portfolio and their corresponding Funds warrants exposure to the additional level of risk.


              Subsequent to its purchase by a Portfolio, an issue of debt secu-rities may cease to be rated or its rating may be reduced, so that the securities would not be eligible for purchase by that Portfolio. In such a case, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio will engage in an orderly disposition of the downgraded securities, and each other Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of such securities will not exceed 5% of its net assets. N&B Management will make a determination as to whether Neuberger & Berman INTERNATIONAL Portfolio should dispose of the downgraded securities.


              Commercial Paper (All Portfolios). Commercial paper is a short-term debt security issued by a corporation or bank for purposes such as financing current operations. The Portfolios may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by N&B Management to be of equivalent quality. Neuberger & Berman INTERNATIONAL Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity or as needed for segregated accounts.

              Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.


              Zero Coupon Securities (Neuberger & Berman PARTNERS and Neuberger & Berman SOCIALLY RESPONSIVE Portfolios). Each of these Portfolios may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.


              The  discount  on zero  coupon  securities  ("original  issue dis-
     count") is taken into account by each Portfolio prior to the receipt of any actual payments. Because each Fund must distribute substantially all of its income (including its pro rata share of its corresponding Portfolio's original issue discount) to its shareholders each year for income and excise tax purposes (see "Additional Tax Information -- Taxation of the Funds"), a Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements.


              The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


              Convertible Securities (All Portfolios). The Portfolios may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

              Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the corresponding Fund's ability to achieve their investment objectives.


              Preferred Stock (All Portfolios). The Portfolios may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.


     NEUBERGER & BERMAN FOCUS PORTFOLIO - DESCRIPTION OF ECONOMIC SECTORS.


              Neuberger & Berman FOCUS Portfolio seeks to achieve its invest-ment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally concentrating at least 90% of its investments in not more than six such sectors:


              (1)     AUTOS AND  HOUSING SECTOR:   Companies engaged in  design,
     production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.


              (2)     CONSUMER GOODS AND SERVICES SECTOR:   Companies engaged in
     providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.


              (3)     DEFENSE AND  AEROSPACE SECTOR:   Companies engaged in  re-
     search, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending policies.


              (4) ENERGY SECTOR: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.


              (5) FINANCIAL SERVICES SECTOR: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. These companies are subject to extensive governmental regulations. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions.


              (6) HEALTH CARE SECTOR: Companies engaged in design, manu-facture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

              (7)     HEAVY  INDUSTRY SECTOR:   Companies  engaged in  research,
     development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel, and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling, and disposal. The risk of product obsolescence also is present.


              (8) MACHINERY AND EQUIPMENT SECTOR: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling, and disposal of materials and processes that involve hazardous components and the risk of product obsolescence.


              (9) MEDIA AND ENTERTAINMENT SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in tele-vision and radio broadcast are subject to government regulation.


              (10)    RETAILING SECTOR:  Companies  engaged in retail  distribu-
     tion of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

              (11)    TECHNOLOGY SECTOR:   Companies that  are expected to  have
     or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.


              (12) TRANSPORTATION SECTOR: Companies involved in providing transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares.


              (13) UTILITIES SECTOR: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.


     NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO - DESCRIPTION OF SOCIAL POLICY


     Background Information on Socially Responsive Investing



              In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.


              Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Portfolio generally fall into two categories:

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                      AVOIDANCE INVESTING.   Most  socially responsive investors
     seek to  avoid holding securities  of companies whose  products or policies
     are  seen  as  being  at  odds  with the  social  good.    The  most common
     exclusions  historically  have   involved  tobacco  companies  and  weapons
     manufacturers.



              LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.


              The marriage of social and financial objectives would not have surprised Adam Smith who was, first and foremost, a moral philosopher. The Wealth of Nations is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.


     The Socially Responsive Database


              Neuberger & Berman, L.P. ("Neuberger & Berman"), the Portfolio's sub-adviser, maintains a proprietary database of information about the social impact of the companies it follows. N&B Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. More and more frequently, however, N&B Management is finding that, by monitoring social issues, it gains insight into the financial well-being of a company because of a convergence of social and financial criteria on a company's bottom line. This is especially evident in the areas of product quality and marketing, workforce diversity, and the environment. The aim of the database is to be as accurate, comprehensive, and flexible as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger & Berman in many categories and then analyzed by N&B Management in the following six categories of corporate responsibility:

              WORKPLACE DIVERSITY AND EMPLOYMENT. N&B Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. N&B Management looks for active programs to promote women and minorities and takes into account their representation among the officers and members of an issuer's board of directors. As a basis for exclusion, N&B Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. N&B Management also monitors companies' progress and attitudes toward these issues.


              ENVIRONMENT.    A  company's  impact  on the  environment  depends
     largely on the industry. Therefore, N&B Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, N&B Management examines their problems in terms of severity, frequency, and elapsed time. N&B Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. N&B Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. N&B Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.


              PRODUCT. N&B Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. N&B Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. N&B Management pays particular attention to companies whose products and services promote progressive solutions to social problems.


              PUBLIC HEALTH. N&B Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. N&B Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

              WEAPONS. N&B Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.


              CORPORATE CITIZENSHIP. N&B Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. N&B Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions:
     What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.


     Impementation of Social Policy


              Companies deemed acceptable by N&B Management from a financial standpoint are analyzed using Neuberger & Berman's database. The companies are then evaluated by the portfolio managers to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.


              The issues and  areas of concern that are tracked  lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger & Berman's ability to tap a wide variety of sources and on the experience and judgement of the people at N&B Management who interpret the information.


              In applying  the information  in the  database to stock  selection for the Portfolio, N&B Management considers several factors. N&B Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. N&B Management also takes into account any remedial action which has been taken by the company relating to these infractions. N&B Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall social trend.

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                               PERFORMANCE INFORMATION

                      Each Fund's performance figures are based on historical earnings and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

     Total Return Computations

                      Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                                          n
                                    P(1+T)  = ERV


              Average annual total return smooths out year-to-year variations and, in that respect, differs from actual year-to-year results.


              The average annual total returns for Neuberger & Berman MANHATTAN Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 26.00%, 17.10%, and 15.01%, respectively. If an investor had invested $1,000 in the Fund's or its predecessor's shares on September 1, 1994, September 1, 1990, and September 1, 1985, the NAV of that investor's holdings would have been $1,260, $2,201, and $4,051, respectively, on August 31, 1995. Appendix B to this SAI includes a table showing the results of an investment in the Fund's predecessor of $100,000 on March 1, 1979, when N&B Management became its investment adviser, and a systematic withdrawal plan under which, on a monthly basis, 8% of the initial investment was withdrawn each year through August 31, 1995, plus other tables.


              The average annual total returns for Neuberger & Berman GENESIS Fund and its predecessor for the one- and five-year periods ended August 31, 1995, and for the period from September 27, 1988 (commencement of operations) through August 31, 1995, were 19.69%, 17.25%, and 12.54%, respectively. If an investor had invested $1,000 in that predecessor's shares on September 27, 1988, the NAV of that investor's holdings would have been $2,268 on August 31, 1995. Appendix B to this SAI includes a table showing the growth of an investment in the Fund's predecessor of $10,000 on September 27, 1988 through August 31, 1995.


              The average annual total returns for Neuberger & Berman FOCUS Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 27.47%, 18.52%, and 14.77%, respectively. Appendix B to this SAI includes a table showing the growth of an investment in the

     Fund's predecessor of $200,000 on October 19, 1955, the date of its inception, and a systematic withdrawal plan under which, on a monthly basis, 10% of the initial investment was withdrawn each year through August 31, 1995, plus other tables.


              The average annual total returns for Neuberger & Berman GUARDIAN Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 24.06%, 20.14%, and 15.66%, respectively. Appendix B to this SAI includes tables showing (1) the results, in 5-year incre-ments, of an investment of $200,000 in that predecessor on June 1, 1950, the date of its inception, and a systematic withdrawal plan under which, on a monthly basis, 10% of the initial investment was withdrawn each year, and (2) the results of investing $5,000 per year at the highest and lowest prices per share of the Fund or its predecessor since 1980, plus other tables.


              The average annual total returns for Neuberger & Berman PARTNERS Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 21.53%, 16.05%, and 14.43%, respectively. Appendix B to this SAI includes tables showing (1) the results of an investment of $100,000 in that predecessor on January 1, 1977, and a systematic with-drawal plan under which, on a monthly basis, 8% of the initial investment was withdrawn each year, and (2) the results of investing $5,000 per year at the highest and lowest prices per share of the Fund or its predecessor since 1980, plus other tables.


              The average annual total returns for Neuberger & Berman SOCIALLY RESPONSIVE Fund for the one-year period ended August 31, 1995, and for the period from March 16, 1994 (commencement of operations) through August 31, 1995, were 17.82% and 12.42%, respectively.


              The average annual total returns for Neuberger & Berman INTERNATIONAL Fund for the one-year period ended August 31, 1995, and for the period from June 15, 1994 (commencement of operations) through August 31, 1995, were 2.06% and 6.02%, respectively. During those periods, the then investment adviser to Neuberger & Berman INTERNATIONAL Portfolio and N&B Management, as the Fund's administrator, reimbursed certain expenses of the Portfolio and the Fund, respectively. Such action had the effect of increasing total return. If an investor had invested $10,000 in the Fund's shares on June 15, 1994, the NAV of that investor's holdings would have been $10,732 on August 31, 1995.


              BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a joint venture of Banque Nationale de Paris ("BNP") and Neuberger & Berman, served as the investment adviser to Neuberger & Berman INTERNATIONAL Portfolio from its inception until November 1, 1995. On that date, N&B Management became that Portfolio's investment manager, and Neuberger &

     Berman became its sub-adviser; there has been no change in the personnel responsible for daily management of the Portfolio.

     COMPARATIVE INFORMATION

              Prior to January 5, 1989, the investment policies of the predecessor of Neuberger & Berman FOCUS Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger & Berman FOCUS Fund may be required, under applicable law, to include information reflecting the predecessor's performance and expenses before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not accurately reflect the level of performance and expenses that would have been experienced had the predecessor been operating under the Fund's current investment policies.


              From time to time each Fund's performance may be compared with:


                      (1) data (that  may be  expressed as  rankings or
              ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York
              Times, Kiplingers Personal Finance, and Barron's News-paper, or


                      (2) recognized stock and other  indices, such  as
              the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, Nasdaq Composite Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Survey of Colleges Annual
              Increases of College Costs, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra
              Value Index, the EAFE Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $27 million to $880 million, with an average of $302 million. The S&P 400 Index measures mid-sized companies with an
              average market capitalization of $1.2 billion.   The EAFE
              Index is an unmanaged index of common stock prices of more than 900 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.


              Neuberger & Berman SOCIALLY RESPONSIVE Fund may also be compared to various socially responsive indices, including The Domini Social Index and those developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).


              Evaluations of  the Funds'  performance, their total  returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

     OTHER PERFORMANCE INFORMATION

              From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the corresponding Fund. This information, for example, may include the Portfolio's portfolio diversification by asset type or, in the case of Neuberger & Berman SOCIALLY RESPONSIVE Portfolio, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement,
     (2) paying for children's education, and (3) financially supporting aging parents.


              N&B Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.


                      Investors who may find Neuberger & Berman PARTNERS Fund, Neuberger & Berman GUARDIAN Fund or Neuberger & Berman FOCUS Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Four years' tuition, room and board at a top private institution can already cost over $80,000. If college expenses continue to increase at current rates, by the time today's pre-schooler enters the ivy-covered halls in 2009, four years at a private college may easily cost $200,000!5/

                      Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

                      Information regarding the effects of automatic invest-ment, systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                      From time to time the investment philosophy of N&B Man-agement's founder, Roy R. Neuberger, may be included in the Funds' Advertisements. This philosophy is described in further detail in "The Art of Investing: A Conversation with Roy Neuberger," attached as Appendix C to this SAI.

                             CERTAIN RISK CONSIDERATIONS

                      Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. There can, of course, be no assurance that any Portfolio will achieve its investment objective, and an investment in a Fund involves certain risks that are described in the sections entitled "Investment Programs" and "Description of Investments" in the Prospectus and "Investment Information -- Additional Investment Information" in this SAI.




     5/       Source:  College Board, 1994, 1995 Annual Survey of Colleges,
     Princeton, NJ, assuming an average 6% increase in annual expenses.

                                TRUSTEES AND OFFICERS

                      The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds, and (where applicable) their corresponding portfolios, administered or managed by N&B Management and Neuberger & Berman.


     THE TRUST AND EQUITY MANAGERS TRUST:



                                             Positions Held
                                           With the Trust and
       Name, Age, and Address(1)         Equity Managers Trust     Principal Occupation(s)(2)


       Faith Colish (60)                Trustee of each Trust      Attorney at Law, Faith Colish, A
       63 Wall Street                                              Professional Corporation.
       24th Floor
       New York, NY  10005

       Donald M. Cox (73)               Trustee of each Trust      Retired.  Formerly Senior Vice President
       435 East 52nd Street                                        and Director of Exxon Corporation;
       New York, NY  10022                                         Director of Emigrant Savings Bank.

       Stanley Egener* (61)             Chairman of the Board,     Partner of Neuberger & Berman; President
                                        Chief Executive Officer,   and Director of N&B  Management;
                                        and Trustee of each        Chairman of the Board, Chief Executive
                                        Trust                      Officer, and Trustee of eight other
                                                                   mutual funds for which N&B Management
                                                                   acts as investment manager or
                                                                   administrator.

       Alan R. Gruber (68)              Trustee of each Trust      Chairman and Chief Executive Officer of
       Orion Capital Corporation                                   Orion Capital Corporation (property and
       600 Fifth Avenue                                            casualty insurance); Director of
       24th Floor                                                  Trenwick Group, Inc. (property and
       New York, NY  10020                                         casualty reinsurance); Chairman of the
                                                                   Board and Director of Guaranty National
                                                                   Corporation (property and casualty
                                                                   insurance); formerly Director of Ketema,
                                                                   Inc. (diversified manufacturer).





                                       - 66 -






                                             Positions Held
                                           With the Trust and
       Name, Age, and Address(1)         Equity Managers Trust     Principal Occupation(s)(2)

       Howard A. Mileaf (57)            Trustee of each Trust      Vice President and Special Counsel to
       Wheeling Pittsburgh                                         Wheeling Pittsburgh Corporation (holding
       Corporation                                                 company) since 1992; formerly Vice
       110 East 59th Street                                        President and General Counsel of Keene
       New York, NY  10022                                         Corporation (manufacturer of industrial
                                                                   products); Director of Kevlin
                                                                   Corporation (manufacturer of microwave
                                                                   and other products).

       Edward I. O'Brien* (67)          Trustee of each Trust      Until 1993, President of the Securities
       12 Woods Lane                                               Industry Association ("SIA") (securities
       Scarsdale, NY 10583                                         industry's representative in government
                                                                   relations and regulatory matters at the
                                                                   federal and state levels); until
                                                                   November 1993, employee of the SIA;
                                                                   Director of Legg Mason, Inc.

       John T. Patterson, Jr. (67)      Trustee of each Trust      President of SOBRO (South Bronx Overall
       90 Riverside Drive                                          Economic Development Corporation).
       Apartment 1B
       New York, NY  10024

       John P. Rosenthal (63)           Trustee of each Trust      Senior Vice President of Burnham
       Burnham Securities Inc.                                     Securities Inc. (a registered broker-
       Burnham Asset Management Corp.                              dealer) since 1991; formerly Partner of
       1325 Avenue of the Americas                                 Silberberg, Rosenthal & Co. (member of
       17th Floor                                                  National Association of Securities
       New York, NY  10019                                         Dealers, Inc.); Director, Cancer
                                                                   Treatment Holdings, Inc.

       Cornelius T. Ryan (64)           Trustee of each Trust      General Partner of Oxford Partners and
       Oxford Bioscience Partners                                  Oxford Bioscience Partners (venture
       315 Post Road West                                          capital partnerships) and President of
       Westport, CT  06880                                         Oxford Venture Corporation; Director of
                                                                   Capital Cash Management Trust (money
                                                                   market fund) and Prime Cash Fund.













                                       - 67 -






                                             Positions Held
                                           With the Trust and
       Name, Age, and Address(1)         Equity Managers Trust     Principal Occupation(s)(2)

       Gustave H. Shubert (66)          Trustee of each Trust      Senior Fellow/Corporate Advisor and
       13838 Sunset Boulevard                                      Advisory Trustee of Rand (a non-profit
       Pacific Palisades, CA   90272                               public interest research institution)
                                                                   since 1989; Honorary Member of the Board
                                                                   of Overseers of the Institute for Civil
                                                                   Justice, the Policy Advisory Committee
                                                                   of the Clinical Scholars Program at the
                                                                   University of California, the American
                                                                   Association for the Advancement of
                                                                   Science, the Counsel on Foreign
                                                                   Relations, and the Institute for
                                                                   Strategic Studies (London); advisor to
                                                                   the Program Evaluation and Methodology
                                                                   Division of the U.S. General Accounting
                                                                   Office; formerly Senior Vice President
                                                                   and Trustee of Rand.

       Lawrence Zicklin* (59)           President and Trustee of   Partner of Neuberger & Berman; Director
                                        each Trust                 of N&B Management; President and/or
                                                                   Trustee of five other mutual funds for
                                                                   which N&B Management acts as investment
                                                                   manager or administrator.

       Daniel J. Sullivan (55)          Vice President of each     Senior Vice President of N&B Management
                                        Trust                      since 1992; prior thereto, Vice Presi-
                                                                   dent of N&B Management; Vice President
                                                                   of eight other mutual funds for which
                                                                   N&B Management acts as investment
                                                                   manager or administrator.

       Michael J. Weiner (48)           Vice President and         Senior Vice President and Treasurer of
                                        Principal Financial        N&B Management since 1992; prior
                                        Officer of each Trust      thereto, Vice President and Treasurer of
                                                                   N&B Management and Treasurer of certain
                                                                   mutual funds for which N&B Management
                                                                   acted as investment adviser; Vice
                                                                   President and Principal Financial
                                                                   Officer of eight other mutual funds for
                                                                   which N&B Management acts as investment
                                                                   manager or administrator.

       Claudia A. Brandon (38)          Secretary of each Trust    Vice President of N&B Management;
                                                                   Secretary of eight other mutual funds
                                                                   for which N&B Management acts as
                                                                   investment manager or administrator.




                                       - 68 -






                                             Positions Held
                                           With the Trust and
       Name, Age, and Address(1)         Equity Managers Trust     Principal Occupation(s)(2)

       Richard Russell (48)             Treasurer and Principal    Vice President of N&B Management since
                                        Accounting Officer of      1993; prior thereto, Assistant Vice
                                        each Trust                 President of N&B Management; Treasurer
                                                                   and Principal Accounting Officer of
                                                                   eight other  mutual funds for which N&B
                                                                   Management acts as investment manager or
                                                                   administrator.

       Stacy Cooper-Shugrue (32)        Assistant Secretary of     Assistant Vice President of N&B
                                        each Trust                 Management since 1993; employee of N&B
                                                                   Management since 1989; Assistant
                                                                   Secretary of eight other mutual funds
                                                                   for which N&B Management acts as
                                                                   investment manager or administrator.

       C. Carl Randolph (57)            Assistant Secretary of     Partner of Neuberger & Berman since
                                        each Trust                 1992; employee thereof since 1971;
                                                                   Assistant Secretary of eight other
                                                                   mutual funds for which N&B Management
                                                                   acts as investment manager or
                                                                   administrator.





     GLOBAL MANAGERS TRUST
                                            Positions Held
                                              with Global
       Name, Age, and Address(1)            Managers Trust        Principal Occupation(s)(2)


       Stanley Egener* (61)            Chairman of the Board,     (See above)
                                       Chief Executive Officer,
                                       and Trustee

       Howard A. Mileaf (57)           Trustee                    (See above)
       Wheeling Pittsburgh
       Corporation
       110 East 59th Street New
       York, NY  10022

       John T. Patterson, Jr. (67)     Trustee                    (See above)
       90 Riverside Drive
       Apartment 1B
       New York, NY  10024


                                       - 69 -






                                            Positions Held
                                              with Global
       Name, Age, and Address(1)            Managers Trust        Principal Occupation(s)(2)

       John P. Rosenthal (63)          Trustee                    (See above)
       Burnham Securities Inc.
       Burnham Asset Management
       Corp.
       1325 Avenue of the Americas
       17th Floor
       New York, NY  10019

       Lawrence Zicklin* (59)          President                  (See above)

       Daniel J. Sullivan (55)         Vice President             (See above)

       Michael J. Weiner (48)          Vice President and         (See above)
                                       Principal Financial
                                       Officer

       Richard Russell (48)            Treasurer and Principal    (See above)
                                       Accounting Officer

       Claudia A. Brandon (38)         Secretary                  (See above)

       Stacy Cooper-Shugrue (32)       Assistant Secretary        (See above)

       C. Carl Randolph (57)           Assistant Secretary        (See above)

       Jacqueline Henning (53)         Assistant Treasurer        Managing Director, State Street
                                                                  Cayman Trust Co., Ltd. since 1994;
                                                                  Assistant Director, Morgan Grenfell,
                                                                  1993-94; Bank of Nova Scotia Trust
                                                                  Co. (Cayman) Ltd., Managing
                                                                  Director, 1988-93.

       Lenore Joan McCabe (34)         Assistant Secretary        Operations Supervisor, State Street
                                                                  Cayman Trust Co., Ltd.; Project
                                                                  Manager, State Street Canada, Inc.,
                                                                  1992-94; employee, Boston Financial
                                                                  Data Services, 1984-92.




     ____________________

     (1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.


     * Indicates an "interested person" within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons of each Trust by virtue of the fact that they are officers and/or directors of N&B
     Management and partners of Neuberger & Berman. Mr. O'Brien is an interested person of the Trust and Equity Managers Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which N&B Management serves as investment manager.


              The Trust's Trust Instrument and each Managers Trust's Declaration of Trust provides that it will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.


              For the fiscal year ended August 31, 1995, each Fund and Portfolio paid the following fees and expenses to Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger &
     Berman: Neuberger & Berman MANHATTAN Fund and Portfolio - $36,037; Neuberger & Berman GENESIS Fund and Portfolio - $13,798; Neuberger & Berman FOCUS Fund and Portfolio - $41,811; Neuberger & Berman GUARDIAN
     Fund  and  Portfolio -  $162,778;  Neuberger  &  Berman  PARTNERS Fund  and
     Portfolio  -  $81,404; Neuberger  &  Berman  SOCIALLY RESPONSIVE  Fund  and
     Portfolio - $926; and Neuberger & Berman INTERNATIONAL Fund and Portfolio - $33,528.


              The following table sets forth information concerning the compensation of the trustees and officers of the Trust. None of the
     Neuberger & Berman Funds(SERVICEMARK) has any retirement plan for its trustees or officers.

                                TABLE OF COMPENSATION
                            FOR FISCAL YEAR ENDED 8/31/95

                                             Aggregate          Total Compensation from the
       Name and Position                 Compensation from        Neuberger & Berman Fund
       with the Trust                        the Trust           Complex Paid to Trustees


       Faith Colish                           $ 14,140                   $ 39,000
       Trustee                                                     (5 other investment
                                                                        companies)

       Donald M. Cox                          $ 14,140                   $ 31,000
       Trustee                                                     (3 other investment
                                                                        companies)

       Stanley Egener                           $ 0                         $ 0
       Chairman of the Board, Chief                                (9 other investment
       Executive Officer, and Trustee                                   companies)


       Alan R. Gruber                         $ 14,140                   $ 31,000
       Trustee                                                     (3 other investment
                                                                        companies)

       Howard A. Mileaf                       $ 15,571                   $ 36,500
       Trustee                                                     (4 other investment
                                                                        companies)

       Edward I. O'Brien                      $ 14,587                   $ 31,500
       Trustee                                                     (3 other investment
                                                                        companies)

       John T. Patterson, Jr.                 $ 14,604                   $ 34,500
       Trustee                                                     (4 other investment
                                                                        companies)

       John P. Rosenthal                      $ 13,916                   $ 33,000
       Trustee                                                     (4 other investment
                                                                        companies)

       Cornelius T. Ryan                      $ 15,571                   $ 33,500
       Trustee                                                     (3 other investment
                                                                        companies)





                                       - 72 -






                                             Aggregate          Total Compensation from the
       Name and Position                 Compensation from        Neuberger & Berman Fund
       with the Trust                        the Trust           Complex Paid to Trustees

       Gustave H. Shubert                     $ 13,916                   $ 30,000
       Trustee                                                     (3 other investment
                                                                        companies)

       Lawrence Zicklin                         $ 0                         $ 0
       President and Trustee                                       (5 other investment
                                                                        companies)





                  INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

     Investment Manager and Administrator

              Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the investment manager to all the Portfolios (except Neuberger & Berman INTERNATIONAL Portfolio) pursuant to a management agreement with Equity Managers Trust, dated as of August 2, 1993 ("EMT Management Agreement"). The EMT Management Agreement was approved by the holders of the interests in all the Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) on August 2, 1993, and by the holders of the interests in Neuberger & Berman SOCIALLY RESPONSIVE Portfolio on March 9, 1994. That Portfolio was authorized to become subject to the EMT Management Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994. N&B Management serves as the investment manager to Neuberger & Berman
     INTERNATIONAL Portfolio pursuant to a management agreement with Global Managers Trust, dated as of November 1, 1995 ("GMT Management Agreement"). The GMT Management Agreement was approved by the holders of the interests in Neuberger & Berman INTERNATIONAL Portfolio on October 25, 1995. That Portfolio was authorized to become subject to the GMT Management Agreement by vote of the Portfolio Trustees on August 8, 1995, and became subject to it on November 1, 1995.


              The EMT Management Agreement and GMT Management Agreement ("Management Agreements") provide, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreements permit N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreements also specifically permit N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to do so.


              N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Managers Trusts who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are partners of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and/or officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.


              N&B   Management  provides   similar  facilities,   services,  and
     personnel to each Fund pursuant to an administration agreement dated May 1, 1995 ("Administration Agreement"). Neuberger & Berman INTERNATIONAL Fund was authorized to become subject to the Administration Agreement by vote of the Fund Trustees on August 11, 1995, and became subject to it on November 1, 1995. For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.


              Under the Administration Agreement, N&B Management also provides to each Fund and its shareholders certain shareholder, shareholder-
     related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.


              From  time  to  time, N&B  Management  or  a Fund  may  enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.


              Because Neuberger & Berman INTERNATIONAL Portfolio has its principal offices in the Cayman Islands, Global Managers Trust has entered into an Administrative Services Agreement with State Street Cayman Trust

     Company Ltd. ("State Street Cayman"), Elizabethan Square, P.O. Box 1984, George Town, Grand Cayman, Cayman Islands, effective August 31, 1994. Under the Administrative Services Agreement, State Street Cayman provides sufficient personnel and suitable facilities for the principal offices of Neuberger & Berman INTERNATIONAL Portfolio and provides certain administrative, fund accounting, and transfer agency services with respect to that Portfolio. The Administrative Services Agreement terminates if assigned by State Street Cayman; however, State Street Cayman is permitted to, and does, employ an affiliate, State Street Canada, Inc., to perform certain accounting functions.


              Prior to August 2, 1993, N&B Management provided investment advisory and administrative services to the predecessor of each Fund (except Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL Fund) under an investment advisory agreement with that fund. As compensation for these services, each predecessor (except that of Neuberger & Berman GENESIS Fund) paid N&B Management a fee at the annual rate of 0.70% for the first $250 million of average daily net assets of the fund, 0.675% of the next $250 million of average daily net assets, 0.65% of the next $250 million of average daily net assets, 0.625% of the next $250 million of average daily net assets, and 0.60% of average daily net assets in excess of $1 billion. The predecessor of Neuberger & Berman GENESIS Fund paid a fee at an annual rate of 1.00% of average daily net assets.


              Prior  to  November  1,  1995,  Neuberger &  Berman  INTERNATIONAL
     Portfolio was advised by BNP-N&B Global pursuant to an investment advisory agreement dated June 15, 1994. During that period, BNP-N&B Global voluntarily reimbursed the Portfolio to the extent that its operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceeded 0.70% per annum of the Portfolio's average daily net assets. N&B Management provided the Portfolio with administrative services pursuant to a separate administration agreement dated June 15, 1994. Prior to November 1, 1995, N&B Management provided similar services to the Fund pursuant to an administration agreement dated June 15, 1994 and amended May 1, 1995.


              During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman MANHATTAN Fund accrued management and administration fees of $3,685,282 and $3,512,058, respectively. During the fiscal year ended August 31, 1993, that Fund and its predecessor accrued advisory or management and administration fees of $3,445,962. During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman GENESIS Fund accrued management and administration fees of $1,155,623 and $1,245,944, respectively. During the period from May 1, 1995 to August 31, 1995, N&B Management waived $35,769 of management fees borne indirectly by Neuberger & Berman GENESIS Fund. For the period August 1 to August 31, 1993, that Fund accrued management and administration fees of $97,157. During the fiscal year ended July 31, 1993, the predecessor of that Fund accrued advisory fees of $927,601. During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman FOCUS Fund accrued management and administration fees of $5,114,879 and $4,066,847, respectively. During the period October 1, 1992 to August 31, 1993, that Fund and its predecessor accrued advisory or management and administration fees of $3,218,892. During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman GUARDIAN Fund accrued management and administration fees of $18,549,364 and $12,798,776, respectively. During the fiscal year ended August 31, 1993, that Fund and its predecessor accrued advisory or management and administration fees of $8,070,013. During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman PARTNERS Fund accrued management and administration fees of $9,233,615 and $8,090,161, respectively. During the period July 1 to August 31, 1993, that Fund and its predecessor accrued advisory or management and administration fees of $1,234,030. During the fiscal year ended June 30, 1993, the predecessor of that Fund accrued advisory fees of $6,374,454.


              During the fiscal year ended August 31, 1995, and the period from March 16, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Fund accrued management and administration fees of $37,197 and $3,082, respectively. For those same periods, N&B Management reimbursed that Fund for $78,940 and $25,172, respectively, of expenses. During the fiscal year ended August 31, 1995, and the period from June 15, 1994 (commencement of operations) through August 31, 1994, Neuberger & Berman INTERNATIONAL Fund accrued advisory and administration fees of $317,147 and $30,926, respectively. For those same periods, BNP-N&B Global and N&B Management reimbursed that Fund for $407,108 and $94,246, respectively, in expenses.


              Prior to May 1, 1995, the shareholder services described above were provided pursuant to a separate agreement between the Trust and N&B Management. As compensation for these services, each Fund paid N&B Management a monthly fee calculated at the annual rate of 0.04% of the average daily net assets of that Fund. From the period February 1, 1991 until January 31, 1994, the monthly fee under the shareholder service agreement then in effect was at the annual rate of $6 per shareholder account. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman MANHATTAN Fund paid and accrued $127,079 and $238,777, respectively, for these services. For the fiscal year ended August 31, 1993, that Fund and its predecessor paid and accrued $295,254 for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman GENESIS Fund paid and accrued $29,930 and $51,345, respectively, for these services. For the period August 1 to August 31, 1993, that Fund paid and accrued $4,316 for these services. For the fiscal year ended July 31, 1993, the predecessor of Neuberger & Berman GENESIS Fund paid and accrued $40,898 for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman FOCUS Fund paid and accrued $169,437 and $208,303, respectively, for these services. For the period

     October 1, 1992 to August 31, 1993, Neuberger & Berman FOCUS Fund and its predecessor paid and accrued $139,636. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman GUARDIAN Fund paid and accrued $670,627 and $714,032, respectively, for these services. For the fiscal year ended August 31, 1993, that Fund and its predecessor paid and accrued $290,441 for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman PARTNERS Fund paid and accrued $340,751 and $430,948, respectively, for these services. For the period July 1 to August 31, 1993, Neuberger & Berman PARTNERS Fund and its predecessor paid and accrued $54,994 for these services. For the fiscal year ended June 30, 1993, the predecessor of that Fund paid and accrued $318,784 for these services. For the period from September 1, 1994 to April 30, 1995, and for the period from March 16, 1994 (commencement of operations) until August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Fund paid and accrued $1,085 and $174, respectively, for these services. For the period from September 1, 1995 to April 30, 1995, and for the period from June 15, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman INTERNATIONAL Fund paid and accrued $4,178 and $342, respectively, for these services.


              The Management Agreements continue  with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreements are renewable thereafter from year to year with respect to each Portfolio, so long as their continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or the corresponding Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and
     (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding shares in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and
     (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.


              The Management  Agreements are  terminable, without  penalty, with respect to a Portfolio on 60 days' written notice either by the corresponding Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust if authorized by the Fund Trustees, including a majority of the Independent Fund Trustees. Each Agreement terminates automatically if it is assigned.

              In addition to the voluntary expense reimbursements described in the Prospectus under "Management and Administration -- Expenses," N&B Management has agreed in the Management Agreements to reimburse each Fund's expenses, as follows. If, in any fiscal year, a Fund's Aggregate Operating Expenses (as defined below) exceed the most restrictive expense limitation imposed under the securities laws of the states in which that Fund's shares are qualified for sale ("State Expense Limitation"), then N&B Management will pay the Fund the amount of that excess, less the amount of any reduction of the administration fee payable by the Fund under a similar State Expense Limitation contained in the Administration Agreement. N&B Management will have no obligation to pay a Fund, however, for any expenses that exceed the pro rata portion of the management fees attributable to that Fund's interest in its corresponding Portfolio. At the date of this SAI, the most restrictive State Expense Limitation to which any Fund expects to be subject is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1-1/2% of average net assets over $100 million.


              For purposes of the State Expense Limitation, the term "Aggregate Operating Expenses" means a Fund's operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including any fees or expense reimbursements payable to N&B Management and any compensation payable thereto pursuant to (1) the Administration Agreement or (2) any other agreement or arrangement with the respective Managers Trust in regard to the Portfolio; but excluding (with respect to both the Fund and the Portfolio) interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of business).

     SUBADVISER

              N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) pursuant to a sub-advisory agreement dated August 2, 1993 ("EMT Sub-Advisory Agreement"). The EMT Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) on August 2, 1993, and by the holders of the interests in Neuberger & Berman SOCIALLY RESPONSIVE Portfolio on March 9, 1994. That Portfolio was authorized to become subject to the EMT Sub-Advisory Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994. N&B Management retains Neuberger & Berman as sub-adviser with respect to Neuberger & Berman INTERNATIONAL Portfolio pursuant to a sub-advisory agreement dated November 1, 1995 ("GMT Sub-Advisory Agreement"). The GMT Sub-Advisory Agreement was approved by the holders of the interests in the Neuberger & Berman INTERNATIONAL Portfolio on October 25, 1995. That Portfolio was authorized to become subject to the GMT Sub-Advisory Agreement by vote of the Portfolio Trustees on August 8, 1995, and became subject to it on November 1, 1995.

              The EMT Sub-Advisory Agreement and GMT Sub-Advisory Agreement ("Sub-Advisory Agreements") provide in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its partners and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreements provide that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.


              The Sub-Advisory Agreements continue with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto, and are renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreements. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees, by a 1940 Act majority vote of the outstanding Portfolio shares, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Portfolio if they are assigned or if the Management Agreement terminates with respect to that Portfolio.


              Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

     INVESTMENT COMPANIES MANAGED

              N&B Management currently serves as investment manager of the following investment companies. As of September 30, 1995, these companies, along with three investment companies advised by Neuberger & Berman, had aggregate net assets of approximately $11.4 billion, as shown in the following list:


                                                                             Approximate Net
                                                                           Assets at September
      Name                                                                       30, 1995


      Neuberger & Berman Cash Reserves Portfolio  . . . . . . . . . . .     $  377,608,169
         (investment portfolio for Neuberger & Berman
         Cash Reserves)


      Neuberger & Berman Government Income Portfolio  . . . . . . . . .     $   12,053,656
         (investment portfolio for Neuberger & Berman
         Government Income Fund and Neuberger & Berman
         Government Income Trust)

      Neuberger & Berman Government Money Portfolio . . . . . . . . . .     $  346,898,132
         (investment portfolio for Neuberger & Berman
         Government Money Fund)

      Neuberger & Berman Limited Maturity Bond Portfolio  . . . . . . .     $  309,540,451
         (investment portfolio for Neuberger & Berman
         Limited Maturity Bond Fund and Neuberger & Berman
         Limited Maturity Bond Trust)

      Neuberger & Berman Municipal Money Portfolio  . . . . . . . . . .     $  149,657,613
         (investment portfolio for Neuberger & Berman
         Municipal Money Fund)

      Neuberger & Berman Municipal Securities Portfolio . . . . . . . .     $   44,568,635
         (investment portfolio for Neuberger & Berman
         Municipal Securities Trust)

      Neuberger & Berman New York Insured Intermediate Portfolio  . . .     $   10,679,324
         (investment portfolio for Neuberger & Berman
         New York Insured Intermediate Fund)

      Neuberger & Berman Ultra Short Bond Portfolio . . . . . . . . . .     $  102,903,312
         (investment portfolio for Neuberger & Berman
         Ultra Short Bond Fund and Neuberger & Berman
         Ultra Short Bond Trust)

      Neuberger & Berman Focus Portfolio  . . . . . . . . . . . . . . .     $1,031,915,664
         (investment portfolio for Neuberger & Berman
         Focus Fund and Neuberger & Berman Focus Trust)




                                       - 80 -






                                                                             Approximate Net
                                                                           Assets at September
      Name                                                                       30, 1995


      Neuberger & Berman Genesis Portfolio  . . . . . . . . . . . . . .     $  145,188,783
         (investment portfolio for Neuberger & Berman Genesis Fund and
         Neuberger & Berman Genesis Trust)

      Neuberger & Berman Guardian Portfolio . . . . . . . . . . . . .       $4,943,764,830
         (investment portfolio for Neuberger & Berman
         Guardian Fund and Neuberger & Berman Guardian Trust)

      Neuberger & Berman International Portfolio  . . . . . . . . . . .     $   29,990,616
         (investment portfolio for Neuberger & Berman
         International Fund)

      Neuberger & Berman Manhattan Portfolio  . . . . . . . . . . . . .     $  670,916,038
         (investment portfolio for Neuberger & Berman
         Manhattan Fund and Neuberger & Berman Manhattan Trust)

      Neuberger & Berman Partners Portfolio . . . . . . . . . . . . . .     $1,664,460,688
         (investment portfolio for Neuberger & Berman
         Partners Fund and Neuberger & Berman Partners Trust)

      Neuberger & Berman Socially Responsive Portfolio    . . . . . . .     $  102,675,093
         (investment portfolio for Neuberger & Berman
         Socially Responsive Fund, Neuberger & Berman
         Socially Responsive Trust, and Neuberger & Berman
         NYCDC Socially Responsive Trust)

      Neuberger & Berman Advisers Managers Trust (six series) . . . . .     $1,257,506,124



             In addition, Neuberger & Berman serves as investment adviser to three investment companies, Plan Investment Fund, Inc., AHA Investment Fund, Inc., and AHA Full Maturity, with assets of $85,110,472, $110,683,193, and $23,891,472, respectively, at September 30, 1995.


             The investment decisions concerning the Portfolios and the other funds and portfolios managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ.

             There may  be occasions  when a Portfolio  and one  or more of  the
     Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated as to amounts in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

     Management and Control of N&B Management

             The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theresa A. Havell, Vice President and director; Irwin Lainoff, director; Marvin C. Schwartz, director; Lawrence Zicklin, director; Daniel
     J. Sullivan, Senior Vice President; Michael J. Weiner, Senior Vice President and Treasurer; Claudia A. Brandon, Vice President; William Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Farha-Joyce Haboucha, Vice President; Michael
     M. Kassen, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Lawrence Marx III, Vice President; Ellen Metzger, Vice President and Secretary; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Patrick T. Byrne, Assistant Vice President; Robert Conti, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Robert Cresci, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Robert
     I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Paul
     Metzger, Assistant Vice President; Susan Switzer, Assistant Vice President; Susan Walsh, Assistant Vice President; and Celeste Wischerth, Assistant Vice President. Messrs. Cantor, Egener, Lainoff, Schwartz, Zicklin, Goldstein, Kassen, Marx, and Simons and Mmes. Havell and Prindle are general partners of Neuberger & Berman.


             Mr. Egener is a trustee and officer of the Trust and the Managers Trusts. Mr. Zicklin is a trustee of the Trust and Equity Managers Trust and an officer of the Trust and the Managers Trusts. Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon and Cooper-Shugrue are officers of each Trust. C. Carl Randolph, a general partner of Neuberger & Berman, also is an officer of each Trust.


             All of the outstanding voting stock in N&B Management is owned by persons who are also general partners of Neuberger & Berman.


                              DISTRIBUTION ARRANGEMENTS

             N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered either personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.


             The Distributor or one of its affiliates may, from time to time deem it desirable to offer to a Fund's shareholders, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.



             The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until August 2, 1996. The Distribution Agreement may be renewed annually if specifically approved by
     (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreements.

                           ADDITIONAL PURCHASE INFORMATION

     Automatic Investing and Dollar Cost Averaging

             Shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B Management serves as investment manager (subject to a minimum monthly investment of $100) or
     (2) withdrawals from the shareholder's checking account (in which case the minimum monthly investment is $100). A shareholder who elects to parti-cipate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.


             Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

                           ADDITIONAL EXCHANGE INFORMATION

             As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the other Funds or Other N&B Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.


       INCOME FUNDS

       Neuberger & Berman       A U.S. Government securities money  market
       Government Money Fund    fund seeking maximum safety and liquidity and
                                the highest available current income. Through its corresponding portfolio, the fund invests only in U.S. Treasury obligations and other money market instruments backed by the full faith and credit of the United States. It seeks to maintain a constant purchase and redemption price of $1.00.

       Neuberger & Berman       A money market fund seeking the highest
       Cash Reserves            current income consistent with safety and
                                liquidity. Through its corresponding
                                portfolio, the fund invests in high-quality money market instruments. It seeks to maintain a constant purchase and redemption price of $1.00.

       Neuberger & Berman       Seeks a higher total return than is available
       Ultra Short Bond Fund    from money market funds, with minimal risk to
                                principal and liquidity.  Through its
                                corresponding portfolio, the fund invests in high- quality money market instruments and short-term debt securities.

       Neuberger & Berman       Seeks the highest current income consistent
       Limited Maturity Bond    with low risk to principal and liquidity and,
       Fund                     secondarily, total return.  Through its
                                corresponding portfolio, the fund invests in short- to intermediate-term debt securities of at least investment grade.

       Neuberger & Berman       Seeks a high level of current income and total
       Government Income Fund   return, consistent with safety of principal.
                                At least 65% of the corresponding portfolio's investments are in U.S. Government securities that are issued or guaranteed as to principal and interest by the U.S. Government or its agencies, including U.S. Government mortgage-backed securities; at least 25% of its investments are in mortgage-backed and asset-backed securities.

       MUNICIPAL FUNDS

       Neuberger & Berman       A money market fund seeking the maximum
       Municipal Money Fund     current income exempt from federal income tax,
                                consistent with safety and liquidity. Through its corresponding portfolio, the fund invests in high-quality, short-term tax-exempt munici-pal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

       Neuberger & Berman       A short- to intermediate-term bond fund
       Municipal Securities     seeking high current tax-exempt income with
       Trust                    low risk to principal, limited price
                                fluctuation, and liquidity and, secondarily, total return. Through its corresponding portfolio, the fund invests in municipal securities rated A or better.

       Neuberger & Berman       An intermediate-term bond fund which seeks a
       New York Insured         high level of current income exempt from
       Intermediate Fund        federal income tax and New York State and New
                                York City personal income taxes, consistent with preservation of capital.





             Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future.


             Fund shareholders who are considering exchanging shares into any of the funds listed above should note that (1) the Income and Municipal Funds are series of a Delaware business trust (named "Neuberger & Berman Income Funds") that is registered with the SEC as an open-end management investment company, and (2) each series of Neuberger & Berman Income Funds invests all its net investable assets in a portfolio of Income Managers Trust, an open-end management investment company that is managed by N&B Management. Each such portfolio has an investment objective identical to that of its corresponding fund and invests in accordance with investment policies and limitations identical to those of that fund.


             Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. In this regard, it should be noted that the Income and Municipal Funds share a prospectus, except for Neuberger & Berman New York Insured Intermediate Fund which has its own prospectus. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

             There can be no assurance that Neuberger & Berman Government Money Fund, Neuberger & Berman Cash Reserves, or Neuberger & Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                          ADDITIONAL REDEMPTION INFORMATION

     Suspension of Redemptions

             The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted,
     (3) when an emergency exists as a result of which it is not reasonably practicable for the corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Fund's shareholders; provided that applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

     Redemptions in Kind

             Each Fund reserves the right, under certain conditions, to honor any request for redemption, or a combination of requests from the same shareholder in any 90-day period, totalling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Account and Share Information -- Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuations in the market price of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of a Fund's shareholders as a whole. Redemptions in kind will be made with readily marketable securities to the extent possible.


                          DIVIDENDS AND OTHER DISTRIBUTIONS

             Each Fund distributes to its shareholders amounts equal to substantially all of its proportionate share of any net investment income (after deducting expenses incurred directly by the Fund), net capital gains (both long-term and short-term), and net gains from foreign currency transactions earned or realized by its corresponding Portfolio. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).


             A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include realized gains and losses. Net investment income and realized gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December, except that Neuberger & Berman GUARDIAN Fund distributes substantially all of its share of Neuberger & Berman GUARDIAN Portfolio's net investment income, if any, at the end of each calendar quarter.


             Dividends and/or other distributions are automatically reinvested in additional shares of the distributing Fund, unless and until the shareholder elects to receive them in cash ("cash election"). Share-holders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.


             A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing of his or her correct address and requests in writing that the cash election be reinstated.

                              ADDITIONAL TAX INFORMATION

     Taxation of the Funds

             In order to continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) Financial Instruments (other than those on foreign currencies), or (ii) foreign currencies or Financial Instruments thereon that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); and
     (3) at the close  of each quarter of the  Fund's taxable year, (i) at least

     50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.


             The Funds (except Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL Fund) have received a ruling from the Internal Revenue Service ("Service") that each such Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC. Although this ruling may not be relied on as precedent by Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL Fund, N&B Management believes that the reasoning thereof and, hence, its conclusion apply to those Funds as well.


             Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.


             See the next section for a discussion of the tax consequences to the Funds of distributions to them from the Portfolios, investments by the Portfolios in certain securities, and hedging transactions engaged in by the Portfolios.

     Taxation of the Portfolios

             The Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio and Neuberger & Berman INTERNATIONAL Portfolio) have received a ruling from the Service to the effect that, among other things, each such Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although this ruling may not be relied on as precedent by Neuberger & Berman SOCIALLY RESPONSIVE Portfolio and Neuberger & Berman INTERNATIONAL Portfolio, N&B Management believes the reasoning thereof and, hence, its conclusion apply to those Portfolios as well. As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

             Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each
     Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.


             Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, (3) loss will be recognized if a liqui-dation distribution consists solely of cash and/or unrealized receivables, and (4) gain or loss may be recognized on a distribution to a Fund that contributed property to a Portfolio (all Funds other than Neuberger & Berman SOCIALLY RESPONSIVE Fund and Neuberger & Berman INTERNATIONAL
     Fund). A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.


             Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Neuberger & Berman INTERNATIONAL Fund's total assets (including its share of Neuberger & Berman INTERNATIONAL Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Portfolio that are treated as paid by the Fund. Pursuant to the election, Neuberger & Berman INTERNATIONAL Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by such taxpayer, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and
     (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax.

     Neuberger & Berman INTERNATIONAL Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


             A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Portfolio holds stock of a PFIC, its corresponding Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accord-ingly, will not be taxable to it to the extent that income is distributed to its shareholders.


             If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of its corresponding Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the Portfolio's pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


             Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to mark to market their stock in certain PFICs. Marking to market, in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark to market gain for each prior year for which an election was in effect).


             The  Portfolios'  use  of  hedging  strategies,   such  as  writing
     (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in Financial Instruments derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Fund under the Income Requirement. However, income from the disposition by a Portfolio of Financial Instruments (other than those on foreign currencies) will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Financial Instruments on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.


             If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether its corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio does not so qualify, it may be forced to defer the closing out of certain Financial Instruments beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to continue to qualify as a RIC.


             Exchange-traded futures contracts and listed options thereon ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) at the end of a Portfolio's taxable year. Sixty percent of any gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss.


             Neuberger & Berman PARTNERS Portfolio and Neuberger & Berman SOCIALLY RESPONSIVE Portfolio each may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, each Portfolio (and, through it, its corresponding
     Fund) must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Portfolio's accrued OID) to satisfy the
     Distribution Requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its proportionate share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its proportionate share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain Financial Instruments, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

     Taxation of the Funds' Shareholders

             If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares of any Fund are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

             Each  Fund is  required  to withhold  31%  of all  dividends, other distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.


             As described under "How to Sell Shares" in the Prospectus, a Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was  maintained  for  an  IRA  or  a  qualified  retirement  plan
     (including a simplified employee pension plan, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds to the accountholder may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.

                                PORTFOLIO TRANSACTIONS

             Neuberger  & Berman  acts as  principal broker  for each  Portfolio
     (except Neuberger & Berman INTERNATIONAL Portfolio) in the purchase and sale of its portfolio securities (other than the substantial portion of the portfolio transactions of Neuberger & Berman GENESIS Portfolio that involves securities traded on the OTC market, which that Portfolio purchases and sells in principal transactions with dealers who are the principal purchase and sale of options on its securities. Neuberger & Berman and BNP-International Financial Services Corporation ("BNP-International"), a wholly-owned subsidiary of BNP and an affiliate of an affiliate of Neuberger & Berman, may act as Neuberger & Berman INTERNATIONAL Portfolio's brokers. Transactions in portfolio securities for which Neuberger & Berman or any other affiliate serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.


             During the period  September 1, 1992 to August 2, 1993, Neuberger &
     Berman MANHATTAN Fund's predecessor paid brokerage commissions of $971,770, of which $770,566 was paid to Neuberger & Berman. During the period August 3 to August 31, 1993, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $42,780, of which $32,922 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $655,640, of which $525,610 was paid to Neuberger & Berman.


             During the fiscal year ended August 31, 1995, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $654,982, of which $436,568 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 73.70% of the aggregate dollar amount of transactions involving the payment of commissions, and 66.65% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 94.53% of the $218,414 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $81,737,328) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): Bear Stearns & Co. Inc., and Morgan Stanley & Co., Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Bear Stearns & Co. Inc., $6,187,500, and Morgan Stanley & Co., Inc., $10,859,370.


             During the fiscal year ended July 31, 1993, Neuberger & Berman GENESIS Fund's predecessor paid brokerage commissions of $172,558, of which $138,912 was paid to Neuberger & Berman. During the period August 3 to August 31, 1993, Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $13,580, of which $10,660 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $287,587, of which $170,883 was paid to Neuberger & Berman.


             During the fiscal year ended August 31, 1995, Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $199,718, of which $118,014 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 55.55% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.09% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 80.60% of the

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     $81,704 paid  to other brokers  by that  Portfolio during that  fiscal year
     (representing   commissions   on   transactions   involving   approximately
     $21,361,399) was  directed to  those brokers  because of research  services
     they  provided.   During  the  fiscal  year  ended August  31,  1995,  that
     Portfolio acquired securities of the  following of its Regular  B/Ds: EXXON
     Credit Corp., and General Electric Capital Corp.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: None.


             During the period October 1, 1992 to August 2, 1993, Neuberger & Berman FOCUS Fund's predecessor paid brokerage commissions of $629,567, of which $470,622 was paid to Neuberger & Berman. During the period August 3 to August 31, 1993, Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $46,296, of which $42,606 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $719,994, of which $567,972 was paid to Neuberger & Berman.


             During the fiscal year ended August 31, 1995, Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $1,031,245, of which $617,957 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 66.83% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.92% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 89.62% of the $413,288 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $160,855,610) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., General Electric Capital Corp., and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $2,300,000, and Merrill Lynch, Pierce, Fenner & Smith, Inc., $14,406,250.


             During the period  September 1, 1992 to August 2, 1993, Neuberger &
     Beran GUARDIAN Fund's predecessor paid brokerage commissions of $1,682,745, of which $1,152,169 was paid to Neuberger & Berman. During the period August 3 to August 31, 1993, Neuberger & Berman GUARDIAN Portfolio paid brokerage commissions of $201,981, of which $149,496 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $2,207,401, of which $1,647,807 was paid to Neuberger & Berman.


             During the fiscal year ended August 31, 1995, Neuberger & Berman GUARDIAN Portfolio paid brokerage commissions of $3,751,206, of which $2,521,523 was paid to Neuberger & Berman. Transactions in which that

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     Portfolio  used  Neuberger &  Berman  as  broker  comprised  70.49% of  the
     aggregate  dollar   amount  of  transactions   involving  the  payment   of
     commissions, and 67.22%  of the aggregate brokerage commissions paid by the
     Portfolio, during the fiscal  year ended  August 31, 1995.   82.78% of  the
     $1,229,683 paid to other brokers by that Portfolio during  that fiscal year
     (representing   commissions   on   transactions   involving   approximately
     $509,609,733) was directed  to those brokers because  of research  services
     they  provided.    During  the fiscal  year  ended  August  31,  1995, that
     Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., General Electric Capital Corp., and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, that Portfolio held the securities of
     its Regular B/Ds  with an  aggregate value  as follows:   General  Electric
     Capital Corp., $1,500,000, and Merrill Lynch, Pierce, Fenner & Smith, Inc., $48,116,875.


             During the fiscal year ended June 30, 1993 and the period July 1 to August 2, 1993, Neuberger & Berman PARTNERS Fund's predecessor paid brokerage commissions of $2,427,437 and $304,028, respectively, of which $1,853,250 and $241,044, respectively, were paid to Neuberger & Berman. During the period August 3 to August 31, 1993, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $373,486, of which $272,542 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, that Portfolio paid brokerage commissions of $2,994,540, of which $2,031,570 was paid to Neuberger & Berman.


             During the fiscal year ended August 31, 1995, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $4,608,156, of which $3,092,789 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 71.83% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.12% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 95.02% of the $1,515,367 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $600,676,631) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds:
     Salomon Brothers, Inc., EXXON Credit Corp., and General Electric Capital Corp.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $7,600,000.


             During the period from March 16, 1994 (commencement of operations) through August 31, 1994, and the fiscal year ended August 31, 1995, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio paid brokerage commissions of $46,374 and $138,378, respectively, of which $46,050 and $95,964, respectively, were paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 72.32% of the aggregate dollar amount of transactions involving the payment of

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     commissions, and 69.35%  of the aggregate brokerage commissions paid by the
     Portfolio, during the fiscal year ended August 31, 1995. 93.17% of the $42,414 paid to other brokers by that Portfolio during that fiscal year
     (representing   commissions   on   transactions   involving   approximately
     $17,590,257) was directed  to those  brokers because  of research  services
     they provided.    During  the  fiscal  year  ended  August 31,  1995,  that
     Portfolio acquired securities of the following of its Regular B/Ds: None; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: None.


             During  the  period  June 15,  1994  (commencement  of  operations)
     through August 31, 1994, and the fiscal year ended August 31, 1995, Neuberger & Berman INTERNATIONAL Portfolio paid brokerage commissions of $24,554 and $128,324, respectively. During those periods, that Portfolio paid commissions of $330 and $4,110, respectively, to Neuberger & Berman and $0 and $0, respectively, to BNP-International. Transactions in which the Portfolio used Neuberger & Berman as broker comprised 5.22% of the aggregate dollar amount of transactions involving the payment of commissions, and 3.20% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. Of the $124,214 paid to other brokers by that Portfolio during that fiscal year, $99,897 (representing commissions on transactions involving approximately $24,688,049) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, that Portfolio acquired securities of the following of its Regular B/Ds: HSBC Securities, Nomura Securities International, and Kleinwart Benson North America Inc.; at that date, the Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: HSBC Securities, $150,471.

                      Insofar as portfolio transactions of Neuberger & Berman PARTNERS Portfolio result from active management of equity securities, and insofar as portfolio transactions of Neuberger & Berman MANHATTAN Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Portfolios to brokers (including Neuberger & Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

             Portfolio securities are, from time to time, loaned by a Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. Among the conditions of the order, securities loans made by a Portfolio to Neuberger & Berman must be fully secured by cash collateral. Under the order, the portion of the income on the cash collateral which may be shared with Neuberger & Berman is determined with reference to concurrent arrangements between Neuberger & Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger & Berman borrows securities

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     from  a Portfolio in order to relend them  to others, Neuberger & Berman is required to pay that Portfolio, on a quarterly basis, certain "excess earnings" that Neuberger & Berman otherwise has derived from the relending of the borrowed securities. When Neuberger & Berman desires to borrow a security that a Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from that Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than
     that  Portfolio.   If  a  Portfolio's expenses  exceed  its income  in  any
     securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse that Portfolio for such loss.


             During the fiscal year ended August 31, 1995, Neuberger & Berman MANHATTAN Portfolio earned interest income of $507,239 from the collateralization of securities loans, from which Neuberger & Berman was paid $270,594. During the fiscal years ended August 31, 1994 and 1993, that Portfolio and the predecessor of Neuberger & Berman MANHATTAN Fund earned no interest income from the collateralization of securities loans.


             During the fiscal years ended August 31, 1995, 1994, and 1993, Neuberger & Berman GENESIS Portfolio earned no interest income from the collateralization of securities loans.


             During the fiscal years ended  August 31, 1995 and  1994, Neuberger
     & Berman GUARDIAN Portfolio earned interest income of $1,430,672 and $147,103, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $1,252,190 and $119,620, respectively. During the period August 3 to August 31, 1993, that Portfolio earned interest income of $3,164 from the collateralization of securities loans, from which Neuberger & Berman was paid $2,881. During the period September 1, 1992 to August 1, 1993, the predecessor of Neuberger & Berman GUARDIAN Fund earned interest income of $23,677 from the collateralization of securities loans, from which Neuberger & Berman was paid $3,242.


             During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman FOCUS Portfolio earned interest income of $327,447 and $38,627, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $291,207 and $33,225, respectively. During the period August 3 to August 31, 1993, that Portfolio earned no interest income from the collateralization of securities loans. During the period October 1, 1992 to August 2, 1993, the predecessor of Neuberger & Berman FOCUS Fund earned interest income of $2,482 from the collateralization of securities loans, from which Neuberger & Berman was paid $1,381.


             During the fiscal years ended August 31, 1995 and 1994, Neuberger & Berman PARTNERS Portfolio earned interest income of $52,410 and $16,085,

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     respectively, from  the collateralization of  securities loans, from  which
     Neuberger & Berman was paid $48,736 and $13,880, respectively. During the period August 3 to August 31, 1993, that Portfolio earned no interest income from the collateralization of securities loans. During the period July 1, 1993 to August 2, 1993, the predecessor of Neuberger & Berman PARTNERS Fund earned interest income of $3,952 from the collateralization of securities loans, from which Neuberger & Berman was paid $2,002.


             During the fiscal  year ended August 31, 1995, and the period March
     16, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio earned no interest from the collateralization of securities loans.


             During  the fiscal year ended August  31, 1995, and the period June
     15, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman INTERNATIONAL Portfolio earned no interest income from the collateralization of securities loans.


             Each Portfolio may also lend securities to unaffiliated entities, including brokers or dealers, banks and other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. The
     Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


             A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolios.


             In effecting securities transactions, each Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Portfolio plans to continue to use Neuberger & Berman (or any other affiliated broker or dealer) as its broker where, in the judg-ment of N&B Management (the Portfolio's investment manager and an affiliate of the broker), that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolios' knowledge, however, no affiliate of any Portfolio receives give-ups or reciprocal business in connection with their securities transactions.


             The use of Neuberger & Berman (or other affiliates) as a broker for each Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Portfolio Trustees have expressly authorized Neuberger & Berman and other affiliates to retain such compensation, and Neuberger & Berman and other affiliates comply with the reporting requirements of
     Section 11(a).


             Under the 1940 Act, commissions paid by a  Portfolio to Neuberger &
     Berman (or other affiliates) in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Portfolio's policy that the commissions paid to Neuberger & Berman (or other affiliates) must, in N&B Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman (or other affiliates) on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolios do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman (or other affiliates). However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman (or other affiliates) from acting as principal in the purchase or sale of securities for a Portfolio's account, unless an appropriate exemption is available.

             A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolios and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolios must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

             Each Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.


                      To ensure that accounts of all investment clients, including a Portfolio, are treated fairly in the event that transaction instructions for more than one investment account regarding the same security are received by Neuberger & Berman at or about the same time, Neuberger & Berman may combine transaction orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by the other accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price.


             A committee comprised of officers of N&B Management and partners of Neuberger & Berman who are portfolio managers of some of the Portfolios and Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.


             The commissions charged by a broker other than Neuberger & Berman (or other affiliates) may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the Portfolios by supplementing the research otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolios' benefit.


             Mark R. Goldstein, Judith  M. Vale, Lawrence  Marx III and Kent  C.
     Simons, Michael M. Kassen and Robert I. Gendelman, Janet W. Prindle, and Felix Rovelli, each of whom is a Vice President of N&B Management (except for Mr. Gendelman, who is an Assistant Vice President) and a general partner of Neuberger & Berman (except for Ms. Vale, Mr. Gendelman, and Mr. Rovelli), are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfo-lios of Neuberger & Berman MANHATTAN, Neuberger & Berman GENESIS, Neuberger & Berman FOCUS and Neuberger & Berman GUARDIAN, Neuberger & Berman PARTNERS, Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Management prior to taking such action. If Mr. Goldstein is unavailable to perform his responsibilities, Susan Switzer, who is an Assistant Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger & Berman MANHATTAN Portfolio. If Ms. Prindle is unavailable to perform her responsibilities, Farha-Joyce Haboucha, who is a Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger & Berman SOCIALLY RESPONSIVE Portfolio. If Mr. Rovelli is unavailable to perform his responsibilities, Robert Cresci, who is an Assistant Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger & Berman INTERNATIONAL Portfolio.

     Portfolio Turnover

             The portfolio turnover rate is the lesser of the cost of the securities purchased or the value of the securities sold, excluding all securities, including options, whose maturity or expiration date at the time of acquisition was one year or less, divided by the average monthly value of such securities owned during the year.


                               REPORTS TO SHAREHOLDERS

             Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors or independent accountants for the Fund and its corresponding Portfolio. Each Fund's statements show the investments owned by its corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                                     ORGANIZATION

             The ultimate predecessor of Neuberger & Berman FOCUS Fund was a Maryland corporation named "Energy Fund Incorporated." Its name was changed to "Neuberger & Berman Selected Sectors Plus Energy, Inc." on January 5, 1989; to "Neuberger & Berman Selected Sectors Fund, Inc." on November 1, 1991; to "Neuberger & Berman Selected Sectors Fund" on August 2, 1993; and to Neuberger & Berman FOCUS Fund" on January 1, 1995.

                      Prior to November 17, 1995, the name of Neuberger & Berman INTERNATIONAL Portfolio was "International Portfolio."

                             CUSTODIAN AND TRANSFER AGENT


             Each  Fund and Portfolio  has selected  State Street,  225 Franklin
     Street, Boston, MA 02110, as custodian for its securities and cash. All correspondence should be mailed to Neuberger & Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. State Street Cayman serves as transfer agent to Neuberger & Berman INTERNATIONAL Portfolio.

                           INDEPENDENT AUDITORS/ACCOUNTANTS

             Each Fund and Portfolio (other than Neuberger & Berman INTERNATIONAL Portfolio, Neuberger & Berman MANHATTAN Fund and Portfolio, and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger & Berman INTERNATIONAL Portfolio has selected Ernst & Young, Shedden Road, George Town, Grand Cayman, Cayman Islands as the independent auditors who will audit its financial statements. Neuberger & Berman MANHATTAN Fund and Portfolio and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio have selected Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, as the independent accountants who will audit their financial statements.

                                    LEGAL COUNSEL


             Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036, as its legal counsel.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

             The following table sets forth the name, address, and percentage of ownership of each person who owned of record, or who was known by each Fund to own beneficially or of record, 5% or more of that Fund's outstanding shares at November 30, 1995:



                                                                                   Percentage of
                                                                                   Ownership at
                                     Name and Address                            November 30, 1995


       Neuberger & Berman            Charles Schwab & Co., Inc.*                         9.45%
       MANHATTAN Fund                Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

       Neuberger & Berman GENESIS    Charles Schwab & Co., Inc.*                        15.97%
       Fund                          Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

                                     Neuberger & Berman*                                 8.92%
                                     11 Broadway, 12th Floor
                                     Attn: Steve Gallaro, Operations Control
                                     New York, NY 10004-1303

                                     Union Central Life                                  7.13%
                                     Insurance Co.
                                     Attn: Mutual Funds Dept.
                                     Station 3
                                     P.O. Box 40888
                                     Cincinnati, OH 45240-0888

       Neuberger & Berman GUARDIAN   Charles Schwab & Co., Inc.*                        25.75%
       Fund                          Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122












                                       - 104 -






                                                                                   Percentage of
                                                                                   Ownership at
                                     Name and Address                            November 30, 1995

       Neuberger & Berman PARTNERS   Charles Schwab & Co., Inc.*                         8.68%
       Fund                          Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

                                     Nationwide Life Insurance Plan                      6.27%
                                     QPVA
                                     c/o IPO CO 67
                                     P.O. Box 182029
                                     Columbus, OH 43218-2029

       Neuberger & Berman            Charles Schwab & Co., Inc.*                        30.30%
       SOCIALLY RESPONSIVE Fund      Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

                                     Neuberger & Berman*                                 6.13%
                                     Attn: Steve Gallaro, Operations Control
                                     11 Broadway, 12th Floor
                                     New York, NY 10004-1303

                                     Lilo J. Leeds                                       5.99%
                                     17 Hilltop Drive
                                     Great Neck, NY 11021-1140

       Neuberger & Berman FOCUS      Charles Schwab & Co., Inc.*                        11.45%
       Fund                          Attn:  Mutual Funds Dept.
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

                                     Town of Cheshire                                   14.73%
                                     Retirement Plan
                                     Attn:  Michael A. Milone, Director of
                                     Finance
                                     Town of Cheshire
                                     84 South Main St.
                                     Cheshire, CT 06410-3108

                                     Neuberger & Berman Trust Co., Trustee               7.26%
                                     Neuberger & Berman Employees Profit
                                     Sharing Plan
                                     UTD 05/20/71
                                     Attn:  Al Boccardo
                                     605 Third Avenue, 36th Floor
                                     New York, NY 10158-0180




                                       - 105 -






                                                                                   Percentage of
                                                                                   Ownership at
                                     Name and Address                            November 30, 1995

       Neuberger & Berman            Neuberger & Berman*                                 6.83%
       INTERNATIONAL Fund            11 Broadway, 12th Floor
                                     New York, NY 10004-1303
                                     Attn: Steve Gallaro, Operations Control


     ___________________________

     * Charles Schwab & Co., Inc. and Neuberger & Berman hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly required by law.


             At December 6, 1995, the trustees and officers of the Trust and the corresponding Managers Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund (except Neuberger & Berman INTERNATIONAL Fund). As of that date, the trustees and officers of the Trust and Global Managers Trust, as a group, owned 1.24% of the outstanding shares of Neuberger & Berman INTERNATIONAL Fund.

                                REGISTRATION STATEMENT

             This SAI  and the  Prospectus do  not contain  all the  information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Wash-ington, D.C.

             Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


                                FINANCIAL STATEMENTS

             The following financial statements and related documents are incorporated herein by reference from the Funds' Annual Reports to shareholders for the fiscal year ended August 31, 1995:

             The audited financial statements of the Funds and Portfolios and notes thereto for the fiscal year ended
             August 31, 1995, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman GENESIS Fund and Portfolio, Neuberger & Berman GUARDIAN Fund and Portfolio, Neuberger & Berman PARTNERS Fund and Portfolio, Neuberger & Berman FOCUS Fund and Portfolio, and Neuberger & Berman INTERNATIONAL Fund; the report of Ernst & Young, independent auditors, with respect to such audited financial statements of Neuberger & Berman INTERNATIONAL Portfolio; and the reports of Coopers & Lybrand L.L.P., independent accountants, with respect to such audited financial statements of Neuberger & Berman MANHATTAN Fund and Portfolio, and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio.

                                                                      Appendix A

                   RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

                      S&P corporate bond ratings:

                      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      CI - The rating CI is reserved for income bonds on which no interest is being paid.

                      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                      Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                      Moody's corporate bond ratings:

                      Aaa - Bonds rated Aaa are judged to be of the best qual-ity. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                      A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                      Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                      Caa - Bonds rated  Caa are of poor standing.   Such issues
     may be in default or there may be present elements of danger with respect to principal or interest.

                      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                      S&P commercial paper ratings:

                      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                      Moody's commercial paper ratings

                      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                      -        Leading  market   positions  in  well-established
                               industries.
                      -        High rates of return on funds employed.
                      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      Appendix B

                                  PERFORMANCE DATA

     NEUBERGER & BERMAN MANAGEMENT INC.
     605 Third Avenue 2nd Floor
     New York, NY  10158-0006
     212-476-8800


     Dear Investor,

     Unsure whether you should invest today?

     Recently, we sent the information you requested about Neuberger&Berman Guardian Fund -- a no-load growth-and-income fund that primarily seeks capital appreciation. If you have recently sent in an Application, we thank you for your business.

     If not, perhaps you're waiting for the perfect time to invest. Unless you're a short-term investor, however, investing at market highs or lows makes little difference with Neuberger&Berman Guardian Fund -- as the graphs below through 12/31 show*:

       If you had invested $5,000 a           Or, if you had invested $5,000 a
       year in the Neuberger&Berman           year in the Neuberger&Berman
       Guardian Fund for the past 15          Guardian Fund for the past 15
       years on the best** possible           years on the worst** possible
       day each year-the day the              day each year-the day the market
       market hit bottom-the                  peaked-this is how the account
       investment value would have            would have grown:
       been:

                   PLEASE DESCRIBE GRAPHICS THAT ARE TO BE INSERTED GRAPHICS CANNOT BE INCLUDED IN EDGAR DOCUMENTS


          Graphic Showing Average         Graphic Showing Average
          Annual Total Return of          Annual Total Return of
                  +15.62%                         +13.25%


     * Performance before the Fund's August 1993 reorganization is for its predecessor. Past performance is no guarantee of future results. What's more, as market conditions change, your investment return and principal value will fluctuate, and your shares when redeemed -- may be worth more or less than your original investment.

     ** 1995's investments will be made at the end of 1995 when the best and worst days can be determined.

     Regular investing cannot assure you of a profit; if you must sell when prices are depressed, you will incur a loss.

     Over the past 1-, 5-, and 10-year periods ending on March 31, 1995, the Fund's average annual total return was +13.54%, +14.78%, and +14.38%, respectively. These results are on a "total return" basis and include reinvestment of dividends and capital gains distributions.

                                                                                          ATTACHMENT A

                                                                                       COST OF LIVING INDEX

                                                                                       PREPARED FOR:  BARBARA
                                                    Sales                      Net Asset         Initial
                      Initial        Offering       Charge       Shares          Value          Net Asset
         Date       Investment        Price        Included     Purchased      per Share          Value
         ----       ----------       --------      --------     ---------      ---------        ---------

        9/27/88     $10,000.00      $119.8000       0.00%        83.472        $119.8000         $10,000

                               Dividends and Capital Gains Reinvested


                              ===== C O S T   O F   S H A R E S =====

                                       Annual       Cumulative        Total         Annual
                      Cumulative       Income         Income       Investment      Cap Gain
           Date       Investment      Dividends      Dividends        Cost         Distrib'n
           ----       ----------      ---------      ---------     ----------      --------

           12/31/88         10,000             0              0         10,000              0
           12/31/89         10,000             0              0         10,000              0
           12/31/90         10,000             0              0         10,000              0
           12/31/91         10,000             0              0         10,000              0
           12/31/92         10,000             0              0         10,000              0
           12/31/93         10,000             0              0         10,000              0
           12/31/94         10,000             0              0         10,000              0
            8/31/95         10,000             0              0         10,000              0
       Totals                                  0                                            0

                                 ========= V A L U E   O F   S H A R E S ========
                                            From                         From
                          From            Cap Gains          Sub-     Dividends      Total      Shares
           Date        Investment        Reinvested         Total     Reinvested     Value       Held
           ----        ----------        ----------         -----     ----------     -----       -----
       12/31/88             10,058            0              10,058            0      10,058          83
       12/31/89             10,526            0              10,526            0      10,526          83
       12/31/90             11,169            0              11,169            0      11,169          83
       12/31/91             11,511            0              11,511            0      11,511          83
       12/31/92             11,845            0              11,845            0      11,845          83
       12/31/93             12,170            0              12,170            0      12,170          83
       12/31/94             12,496            0              12,496            0      12,496          83
        8/31/95             12,730            0              12,730            0      12,730          83

       Totals               12,730                     0     12,730            0      12,730          83






                 Average Annual Total Return for This Illustration:   3.55% (Annual Compounding)

                         Average Annual Total Returns       1-Year      5-Year      10-Year
                              at Net Asset Value            ------      ------      -------
                          for Periods Ending 6/30/95:       2.84%       3.22%        3.53%

     INITIAL INVESTMENT OF $200,000
     _________________________________________________________________

     NEUBERGER & BERMAN FOCUS FUND

     The following table* indicates the results over a 40 year period (in 5-year increments) if an investor had invested $200,000 in Focus Fund's predecessor on October 19, 1955, the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew, on a monthly basis, 10% of the initial investment each year.

                                                           Cumulative
                             Total Value of Remaining        Amounts
       Date                     Shares At Year End          Withdrawn
       -----------------     -----------------------        ---------

       October 19, 1955       made initial $200,000
                                    investment

       December 31, 1955            $  224,392               $  3,333

       1960                            305,458                103,333

       1965                            370,916                203,333

       1970                            342,982                303,333

       1975                            308,390                403,333

       1980                            736,673                503,333

       1985                           901,975                 603,333

       1990                          1,300,055                703,333

       August 31, 1995               2,933,367                796,666



     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.


     NBSSX            07-06 13:54                                                         **HYPO**Copr. 1995 TowersData

                                               NEUBERGER & BERMAN FOCUS

                                     PREPARED FOR:  Focus Fund buying at the HIGHS:

                     Investment or                       Sales          Shares         Net Asset
                       Withdrawal       Offering        Charge       Purchased or        Value           Net Asset
          Date             (-)            Price        Included      Redeemed (-)      per Share           Value
          ----       -------------      ---------      --------      ------------      ---------        ----------
          11/20/80      5,000.00         24.4900         0.00          204.165          24.4900            5,000
           4/27/81      5,000.00         22.0600         0.00          226.655          22.0600            5,000
          12/27/82      5,000.00         16.1500         0.00          309.598          16.1500            5,000
          11/29/83      5,000.00         17.7600         0.00          281.532          17.7600            5,000
            1/6/84      5,000.00         18.2700         0.00          273.673          18.2700            5,000
          12/16/85      5,000.00         19.1000         0.00          261.780          19.1000            5,000
           12/2/86      5,000.00         19.1200         0.00          261.506          19.1200            5,000
           8/25/87      5,000.00         24.5100         0.00          203.998          24.5100            5,000
          10/21/88      5,000.00         17.2200         0.00          290.360          17.2200            5,000
           10/9/89      5,000.00         19.3200         0.00          258.799          19.3200            5,000
           7/16/90      5,000.00         19.6300         0.00          254.712          19.6300            5,000
          12/31/91      5,000.00         19.9700         0.00          250.376          19.9700            5,000
            6/1/92      5,000.00         21.1500         0.00          236.407          21.1500            5,000
          12/29/93      5,000.00         24.9500         0.00          200.401          24.9500            5,000
           1/31/94      5,000.00         23.9300         0.00          208.943          23.9300            5,000

                               Dividends and Capital Gains Reinvested

                             === C O S T    O F   S H A R E S ===
                     Cumulative     Annual       Cumulative      Total       Annual Cap
                        Net         Income         Income      Investment       Gain
          Date       Investment    Dividends     Dividends        Cost      Distribution
          ----       ----------    ---------     ---------      --------    ------------
       12/31/80           5,000             0             0         5,000               0
       12/31/81          10,000           483           483        10,483             909
       12/31/82          15,000           512           994        15,994             261
       12/31/83          20,000           883         1,878        21,878             691
       12/31/84          25,000         1,305         3,182        28,182           1,001

                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                        From          Gains                     Dividends      Total        Shares
          Date       Investment     Reinvested    Sub-Total    Reinvested      Value          Held
          ----       ----------     ----------    ---------    ----------      -----       -------
       12/31/80            4,788             0         4,788            0        4,788         204
       12/31/81            7,596           934         8,530          496        9,026         512
       12/31/82           11,943         1,142        13,085        1,017       14,102         874
       12/31/83           18,303         1,959        20,262        2,013       22,275       1,244






       12/31/84           22,362         2,888        25,250        3,243       28,493       1,651


                                                                                       CONTINUED ON PAGE 2






                                  NEUBERGER & BERMAN FOCUS

                                           HIGHS


                             === C O S T    O F   S H A R E S ===
                     Cumulative     Annual       Cumulative      Total        Annual Cap
                        Net         Income         Income      Investment        Gain
          Date       Investment    Dividends     Dividends        Cost       Distribution
          ----       ----------    ---------     ---------      --------     ------------
       12/31/85          30,000         1,519         4,701        34,701             1,535
       12/31/86          35,000         1,834         6,535        41,535             3,459
       12/31/87          40,000         1,731         8,266        48,266             9,544
       12/31/88          45,000         1,804        10,070        55,070             1,874
       12/31/89          50,000         1,940        12,010        62,010            10,282
       12/31/90          55,000         1,792        13,802        68,802             1,942
       12/31/91          60,000         1,927        15,729        75,729             4,671
       12/31/92          65,000         1,745        17,475        82,475            13,169
       12/31/93          70,000         1,775        19,249        89,249            12,068
       12/31/94          75,000         1,582        95,831        95,831            11,704
        8/31/95          75,000             0        95,831        95,831                 0

       Totals                          20,831                                        73,110


                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                        From          Gains                     Dividends      Total        Shares
          Date       Investment     Reinvested    Sub-Total    Reinvested      Value          Held
          ----       ----------     ----------    ---------    ----------      -----         ------
       12/31/85           29,809         4,848        34,657        5,223       39,880        2,084
       12/31/86           33,595         8,219        41,814        6,918       48,732        2,638
       12/31/87           31,335        14,280        45,615        7,215       52,830        3,411
       12/31/88           39,232        17,547        56,779        9,737       66,516        3,922
       12/31/89           48,690        29,828        78,518       12,802       91,320        4,824
       12/31/90           48,225        28,862        77,087       13,362       90,449        5,302
       12/31/91           61,451        38,648       100,099       17,655      117,754        5,897
       12/31/92           71,241        56,156       127,397       20,920      148,317        6,898
       12/31/93           81,033        72,298       153,331       24,212      177,543        7,699
       12/31/94           80,340        79,362       159,702       24,240      183,942        8,524
        8/31/95           99,178        97,971       197,149       29,924      246,166        8,524

       Totals             99,178        97,971       197,149       29,924      246,166        8,524

            Average Annual Total Return for This Illustration:  13.21% (Annual Compounding)

       Average Annual Total Returns      1-Year      5-Year    10-Year   Inception  Inception Date
          at Net Asset Value             ------      ------    -------   ---------  --------------
       for Periods Ending 6/30/95:        26.38%     15.48%      14.00%     11.79%      10/19/55




     NBSSX            07-06 13:49                                                         **HYPO**      Copr. 1995 TowersData

                                       NEUBERGER & BERMAN FOCUS

                              PREPARED FOR:  Focus Fund buying at the LOWS:

                    Investment or                       Sales          Shares         Net Asset
                      Withdrawal       Offering        Charge       Purchased or        Value           Net Asset
          Date            (-)            Price        Included      Redeemed (-)      per Share           Value
          ----       ------------      ---------      --------      ------------      ---------         ---------
          4/21/80      5,000.00         18.1600         0.00          275.330          18.1600            5,000
          9/25/81      5,000.00         15.9500         0.00          313.480          15.9500            5,000
          8/12/82      5,000.00         14.2000         0.00          352.113          14.2000            5,000
           1/3/83      5,000.00         15.9700         0.00          313.087          15.9700            5,000
          7/24/84      5,000.00         17.0300         0.00          293.600          17.0300            5,000
           1/4/85      5,000.00         16.9800         0.00          294.464          16.9800            5,000
          1/22/86      5,000.00         18.5200         0.00          269.978          18.5200            5,000
         10/19/87      5,000.00         15.4800         0.00          322.997          15.4800            5,000
          1/20/88      5,000.00         15.4700         0.00          323.206          15.4700            5,000
           1/3/89      5,000.00         16.8700         0.00          296.384          16.8700            5,000
         10/11/90      5,000.00         15.9400         0.00          313.676          15.9400            5,000
           1/9/91      5,000.00         16.1700         0.00          309.215          16.1700            5,000
          10/9/92      5,000.00         18.8200         0.00          265.675          18.8200            5,000
          1/20/93      5,000.00         21.5900         0.00          231.598          21.5900            5,000
           4/4/94      5,000.00         21.9400         0.00          227.894          21.9400            5,000

                               Dividends and Capital Gains Reinvested

                             === C O S T    O F   S H A R E S ===
                     Cumulative     Annual       Cumulative      Total       Annual Cap
                        Net         Income         Income      Investment       Gain
          Date       Investment    Dividends     Dividends        Cost      Distribution
          ----       ----------    ---------     ---------     ---------    ------------
       12/31/80           5,000           237           237         5,237             540
       12/31/81          10,000           348           585        10,585             656
       12/31/82          15,000         1,035         1,620        16,620             528
       12/31/83          20,000         1,469         3,088        23,088           1,149
       12/31/84          25,000         1,629         4,718        29,718           1,250


                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                        From          Gains                     Dividends      Total         Shares
          Date       Investment     Reinvested    Sub-Total    Reinvested      Value          Held
          ----        ---------     ----------    ---------    ----------      -----         -------
       12/31/80            6,456           576         7,032          253        7,285           311
       12/31/81           10,380         1,107        11,487          548       12,035           683
       12/31/82           15,177         1,593        16,770        1,640       18,410         1,141






       12/31/83           22,460         2,919        25,379        3,290       28,669         1,601
       12/31/84           26,712         4,061        30,773        4,797       35,570         2,061


                                       CONTINUED ON PAGE 2






     **HYOO**    NBSSX   PAGE 2

                                        NEUBERGER & BERMAN FOCUS

                                                  LOWS

                             === C O S T    O F   S H A R E S ===
                     Cumulative     Annual       Cumulative      Total        Annual Cap
                        Net         Income         Income      Investment        Gain
          Date       Investment    Dividends     Dividends        Cost       Distribution
          ----       ----------    ---------     ---------     ---------     ------------
       12/31/85          30,000         2,167         6,884        36,884            2,190
       12/31/86          35,000         2,525         9,409        44,409            4,763
       12/31/87          40,000         2,025        11,435        51,435           11,003
       12/31/88          45,000         2,366        13,801        58,801            2,488
       12/31/89          50,000         2,514        16,316        66,316           13,455
       12/31/90          55,000         2,144        18,459        73,459            2,319
       12/31/91          60,000         2,506        20,965        80,965            6,074
       12/31/92          65,000         2,100        23,066        88,066           15,806
       12/31/93          70,000         2,190        25,255        95,255           14,889
       12/31/94          75,000         1,945        27,201       102,201           14,396
        8/31/95          75,000             0        27,201       102,201                0

       Totals                          27,201                                       91,504


                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                        From          Gains                     Dividends      Total        Shares
          Date       Investment     Reinvested    Sub-Total    Reinvested      Value         Held
          ----       ----------     ----------    ---------    ----------      -----         -----
       12/31/85           35,257         6,851        42,108        7,642       49,750           2,599
       12/31/86           39,010        11,487        50,497        9,960       60,457           3,273
       12/31/87           37,719        18,153        55,872       10,013       65,885           4,253
       12/31/88           46,780        22,413        69,193       13,373       82,566           4,868
       12/31/89           57,824        38,421        96,245       17,433      113,678           6,005
       12/31/90           57,463        36,989        94,452       17,893      112,345           6,585
       12/31/91           73,440        49,623       123,063       23,564      146,627           7,342
       12/31/92           84,779        70,879       155,658       27,669      183,327           8,527
       12/31/93           96,271        90,911       187,182       31,866      219,048           9,499
       12/31/94           95,011        99,472       194,483       31,766      226,249          10,484
        8/31/95          117,288       122,796       240,084       39,215      302,783          10,484

       Totals            117,288       122,796       240,084       39,215      302,783          10,484


            Average Annual Total Return for This Illustration:  15.01% (Annual Compounding)


       Average Annual Total Returns     1-Year     5-Year    10-Year  Inception   Inception Date
         at Net Asset Value             -----      ------    -------  ---------   --------------
       for Periods Ending 6/30/95:        26.38%     15.48%    14.00%    11.79%       10/19/55








                                       NEUBERGER & BERMAN FOCUS

                                       PREPARED FOR:  BARBARA


                                                    Sales                   Net Asset      Initial
                       Initial      Offering        Charge     Shares         Value       Net Asset
              Date   Investment        Price      Included    Purchased     per Share       Value
              ----   ----------     --------      --------    ---------     ---------     ---------
          10/19/95    $10,000.00     $6.0000         0.00%    1,666.667       $6.0000       $10,000

                           Dividends and Capital Gains Reinvested

                          ===== C O S T   O F   S H A R E S =====
                                      Annual    Cumulative        Total    Annual Cap
                      Cumulative      Income        Income   Investment        Gain
          Date        Investment   Dividends     Dividends         Cost     Distrib'n
          ----        ----------   ---------     ---------     --------     ---------
       8/31/56            10,000           0             0       10,000             0
       8/31/57            10,000         165           165       10,165           393
       8/31/58            10,000         169           334       10,334           516
       8/31/59            10,000         226           560       10,560           327
       8/31/60            10,000         182           741       10,741           994
       8/31/61            10,000         193           935       10,935           896
       8/31/62            10,000         118         1,053       11,053           998
       8/31/63            10,000         235         1,288       11,288           527
       8/31/64            10,000         373         1,661       11,661           828
       8/31/65            10,000         439         2,100       12,100           951
       8/31/66            10,000         499         2,599       12,599         1,304
       8/31/67            10,000         592         3,190       13,190         2,609
       8/31/68            10,000         683         3,873       13,873         3,238
       8/31/69            10,000         930         4,803       14,803         3,464
       8/31/70            10,000       1,358         6,162       16,162         1,567
       8/31/71            10,000       1,520         7,682       17,682           593
       8/31/72            10,000       1,247         8,929       18,929         1,325
       8/31/73            10,000       1,028         9,956       19,956         1,356
       8/31/74            10,000       1,207        11,164       21,164           690
       8/31/75            10,000       1,785        12,949       22,949             0
       8/31/76            10,000       2,145        15,094       25,094             0

       Totals                        151,639                                  387,682


                                PAGE 1 CONTINUED ON PAGE 1A






     PAGE 1A
                                     ==== V A L U E    O F    S H A R E S =====
                                       From Cap                      From
                           From         Gains                      Dividends       Total      Shares
          Date          Investment    Reinvested     Sub-Total    Reinvested       Value       Held
          ----          ----------    ----------     ---------    ----------       -----       ----
           8/31/56          13,082             0        13,082             0      13,082       1,667
           8/31/57          13,343           439        13,782           184      13,966       1,745
           8/31/58          13,022           995        14,017           366      14,383       1,841
           8/31/59          17,576         1,780        19,356           795      20,151       1,911
           8/31/60          18,891         3,108        21,999         1,073      23,072       2,035
           8/31/61          20,491         4,497        24,988         1,407      26,395       2,147
           8/31/82          16,392         4,432        20,824         1,224      22,048       2,242
           8/31/63          19,283         5,929        25,212         1,760      26,972       2,331
           8/31/64          19,692         6,927        26,619         2,190      28,809       2,438
           8/31/65          21,250         8,509        29,759         2,841      32,600       2,557
           8/31/66          21,350         9,776        31,126         2,323      34,449       2,689
           8/31/67          28,650        17,059        45,709         5,353      51,062       2,970
           8/31/68          28,016        19,965        47,981         5,928      53,909       3,207
           8/31/69          23,799        20,063        43,862         5,869      49,731       3,483
           8/31/70          18,833        17,235        36,068         5,822      41,890       3,707
           8/31/71          22,017        20,853        42,870         8,613      51,483       3,897
           8/31/72          21,783        22,065        43,848         9,870      53,718       4,110
           8/31/73          19,151        20,718        39,869         9,677      49,546       4,312
           8/31/74          15,166        16,907        32,073         8,536      40,609       4,463
           8/31/75          20,167        22,480        42,647        13,779      56,426      4,663
           8/31/76          23,783        26,512        50,295        18,869      69,164       4,847

            Totals          48,134       598,363       646,497       259,653     906,150      31,376



                                              CONTINUED ON PAGE 2






     **HYPO**    NBSSX    PAGE 2                           NEUBERGER & BERMAN FOCUS

                         === C O S T    O F    S H A R E S ====

                                  Annual       Cumulative       Total        Annual Cap
                  Cumulative      Income         Income      Investment         Gain
         Date     Investment     Dividends     Dividends        Cost        Distribution
         ----     ----------     ---------     ---------      ---------     ------------
       8/31/77      10,000         2,230        17,323         27,232           1,939
       8/31/78      10,000         2,425        19,748         29,748           2,631
       8/31/79      10,000         3,158        22,906         32,906           3,490
       8/31/80      10,000         3,951        26,857         36,857           4,191
       8/31/81      10,000         5,579        32,436         42,436          12,716
       8/31/82      10,000         8,199        40,635         50,635          15,446
       8/31/83      10,000         8,699        49,334         59,334           4,436
       8/31/84      10,000         9,691        59,025         69,025           7,580
       8/31/85      10,000         9,081        68,106         78,106           6,969
       8/31/86      10,000        10,569        78,675         88,675          10,684
       8/31/87      10,000        11,157        89,832         99,832          21,046
       8/31/88      10,000         8,807        98,639        108,639          48,561
       8/31/89      10,000         8,973       107,612        117,612           9,433
       8/31/90      10,000         8,987       116,599        126,599          48,090
       8/31/91      10,000         7,572       124,172        134,172           8,209
       8/31/92      10,000         8,144       132,316        142,316          19,739
       8/31/93      10,000         6,791       139,107        149,107          51,238
       8/31/94      10,000         6,710       145,817        155,817          45,629
       8/31/95      10,000         5,822       151,639        161,639          43,083

       Totals                    151,639                                      387,682

                  =========================== VALUE OF SHARES=================================
                                From Cap                   From
                     From        Gains                   Dividends
         Date     Investment   Reinvested   Sub-Total   Reinvested   Total Value    Shares Held
         ----     ----------   ----------   ---------   ----------   -----------    -----------
       8/31/77     24,299       29,207      53,506       21,716         75,222         5,159
       8/31/78     26,133       34,517      60,650       26,217         86,867         5,540
       8/31/79     29,884       43,675      73,559       33,784        107,343         5,987
       8/31/80     37,917       61,280      99,197       48,394        147,591         6,488
       8/31/81     35,767       70,225     105,992       51,100        157,092         7,320
       8/31/82     26,550       66,476      93,026       45,548        138,574         8,699
       8/31/83     32,801       88,080     120,881       67,947        188,828         9,595
       8/31/64     31,416       92,348     123,764       75,287        199,051        10,560
       8/31/85     33,167      105,513     138,680       89,933        228,613        11,488
       8/31/86     35,117      124,321     159,438      107,689        267,127        12,678
       8/31/87     40,650      172,364     213,014      139,741        352,755        14,463
       8/31/88     28,766      163,857     192,623      106,906        299,529        17,354
       8/31/89     36,333      219,324     255,657      146,768        402,425        18,460
       8/31/90     30,083      227,279     257,362      130,065        387,427        21,464
       8/31/91     33,416      262,297     295,713      153,540        449,253        22,407
       8/31/92     35,084      297,046     332,130      170,166        502,296        23,862
       8/31/93     39,999      401,852     441,851      202,320        644,171        26,840







                  =========================== VALUE OF SHARES=================================
                                From Cap                   From
                     From        Gains                   Dividends
         Date     Investment   Reinvested   Sub-Total   Reinvested   Total Value    Shares Held
         ----     ----------   ----------   ---------   ----------   -----------    -----------
       8/31/94     40,700      457,204     497,904      212,966        710,870        29,110
       8/31/95     48,134      598,363     646,497      259,653        906,150        31,376

       Totals      48,134      598,363     646,497      259,653        906,150        31,376

       Average Annual Total Return for This Illustration:  11.97% (Annual Compounding)

          Average Annual Total Returns                                                  1-Year
                                                                                            5-
       Year 10-Year
               at Net Asset Value                                                       ------
                                                                                            ---
       ---  -------
          for Periods Ending  6/30/95:                                                  26.38%
            15.48%
                        14.00%

     THE FUND'S RECORD VS. THE COST OF LIVING
     _________________________________________________________________

     NEUBERGER & BERMAN GENESIS FUND


     $10,000 . . . An Investment History

     The accompanying chart shows the growth in value of an investment in Genesis Fund, compared with the rise in the Cost of Living. If you had invested $10,000 in Genesis Fund's predecessor on September 27, 1988, when the Fund was first publicly offered, and had reinvested all your capital gain distributions and income dividends, the value of your investments as of August 31, 1995 would have been $22,680, an increase of 127%. While Cost of Living figures are not strictly comparable with mutual fund performance figures, it is interesting to note that by comparison, over the same 7 years the Cost of Living index rose by 27%. The package of goods and services that cost $10,000 in September 1988 would have cost $12,730 on August 31, 1995*. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. The results shown are a record of past performance. There can be no assurance as to future investment results.d




                               SEE ATTACHED PLOT POINTS

                                     ATTACHMENT A

                                                                                          ATTACHMENT A

                                       NEUBERGER & BERMAN GENESIS FUND

                                          PREPARED FOR:  BARBARA

                                                    Sales                     Net Asset       Initial
                      Initial       Offering       Charge        Shares        Value         Net Asset
          Date       Investment       Price       Included     Purchased      per Share        Value
          ----       ----------     --------      --------     ---------      ---------      ---------
        9/27/88      $10,000.00      $5.0000        0.00%      2,000.000       $5.0000        $10,000

                               Dividends and Capital Gains Reinvested

                              ===== C O S T   O F   S H A R E S =====
                                       Annual       Cumulative        Total         Annual
                        Cumulative     Income         Income       Investment      Cap Gain
           Date         Investment    Dividends      Dividends         Cost        Distrib'n
           ----         ----------    ---------     -----------       -----        ---------
       12/31/88             10,000            20             20      10,020                 0
       12/31/89             10,000            40             60      10,060               240
       12/31/90             10,000            82            142      10,142                 0
       12/31/91             10,000            21            163      10,163               186
       12/31/92             10,000             0            163      10,163                 0
       12/31/93             10,000            21            184      10,184             1,574
       12/31/94             10,000             0            184      10,184               710
        8/31/95             10,000             0            184      10,184                 0

       Totals                                184                                        2,711
                                ========= V A L U E   O F   S H A R E S ========

                                       From                           From
                       From          Cap Gains        Sub-          Dividends        Total         Shares
          Date      Investment      Reinvested        Total        Reinvested        Value          Held
          ----      ----------      ----------        -----        ----------        -----         ------
       12/31/88           10,320             0       10,320                 20      10,340          2,004
       12/31/89           11,820           240       12,060                 63      12,123          2,051
       12/31/90            9,820           200       10,020                134      10,154          2,068
       12/31/91           13,700           465       14,165                208      14,373          2,098
       12/31/92           15,840           537       16,377                241      16,618          2,098
       12/31/93           16,520         2,134       18,654                272      18,926          2,291
       12/31/94           15,600         2,726       18,326                257      18,583          2,382
        8/31/95           19,040         3,327       22,367                313      22,680          2,382

       Totals             19,040         3,327       22,367                313      22,680          2,382

                 Average Annual Total Return for This Illustration:   12.55% (Annual Compounding)






            Average Annual Total Returns             1-Year          5-Year       Since Inception (9/27/88)
                 at Net Asset Value                  ------          ------       -------------------------
            for Periods Ending  6/30/95:             16.39%          11.41%                 11.59%

     INITIAL INVESTMENT OF $200,000
     _________________________________________________________________

     NEUBERGER & BERMAN GUARDIAN FUND

     The following table* indicates the results over a 45 year period (in 5-year increments) if an investor had invested $200,000 in Guardian's predecessor on June 1, 1950, the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew, on a monthly basis, 10% of the initial investment each year.

                                                              Cumulative
                           Total Value of Remaining             Amounts
       Date                Shares At Year End                  Withdrawn
       ---------------     ------------------------           ----------

       June 1, 1950             made initial $200,000
                                investment

       December 31, 1950            $  205,803                 $  11,667

       1955                            278,515                   111,667

       1960                            340,134                   211,667

       1965                            478,271                   311,667

       1970                            506,913                   411,667

       1975                            573,910                   511,667

       1980                          1,297,879                   611,667

       1985                          2,503,141                   711,667

       1990                          3,991,337                   811,667

       August 31, 1995               9,417,905                   905,000



     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.

     NGUAX      07-06-14:00             **HYPO**         Copr. 1995 TowersData

                                       NEUBERGER & BERMAN GUARDIAN FUND

                               PREPARED FOR:  Guardian Fund buying at the HIGHS:

                                                   Sales         Shares        Net Asset
                  Investment or       Offering     Charge     Purchased or       Value         Net Asset
         Date     Withdrawal (-)        Price     Included    Redeemed (-)     per Share         Value
         ----     --------------      --------    --------    ------------     ---------       ---------
       11/20/80         5,000.00       11.4100        0.00         438.212         11.4100         5,000
        4/27/81         5,000.00       11.1300        0.00         449.236         11.1300         5,000
       12/27/82         5,000.00       11.3600        0.00         440.141         11.3600         5,000
       11/29/83         5,000.00       12.9100        0.00         387.297         12.9100         5,000
         1/6/84         5,000.00       13.1400        0.00         380.518         13.1400         5,000
       12/16/85         5,000.00       13.0800        0.00         382.263         13.0800         5,000
        12/2/86         5,000.00       13.5100        0.00         370.096         13.5100         5,000
        8/25/87         5,000.00       17.1500        0.00         291.545         17.1500         5,000
       10/21/88         5,000.00       13.7700        0.00         363.108         13.7700         5,000
        10/9/89         5,000.00       15.3500        0.00         325.733         15.3500         5,000
        7/16/90         5,000.00       13.6200        0.00         367.107         13.6200         5,000
       12/31/91         5,000.00       14.9600        0.00         334.225         14.9600         5,000
         6/1/92         5,000.00       15.7900        0.00         316.656         15.7900         5,000
       12/29/93         5,000.00       19.1200        0.00         261.506         19.1200         5,000
        1/31/94         5,000.00       19.1800        0.00         260.688         19.1800         5,000

                               Dividends and Capital Gains Reinvested

                              ===== C O S T   O F   S H A R E S =====
                        Cumulative      Annual      Cumulative        Total           Annual
                               Net      Income        Income       Investment        Cap Gain
           Date         Investment     Dividends     Dividends        Cost          Distrib'n
           ----        -----------     ---------    -----------    ----------       ---------
       12/31/80              5,000             0              0          5,000              0
       12/31/81             10,000           479            479         10,479            544
       12/31/82             15,000           533          1,012         16,012            278
       12/31/83             20,000           739          1,750         21,750          1,218
       12/31/84             25,000         1,177          2,928         27,928            929

                            ========= V A L U E   O F   S H A R E S ========
                                   From                          From
                    From         Cap Gains           Sub-      Dividends          Total         Shares
         Date    Investment     Reinvested          Total     Reinvested          Value           Held
         ----    ----------     ----------          -----     ----------          -----          -----
       12/31/80       4,886              0          4,886              0          4,886            438
       12/31/81       8,375            552          8,927            466          9,393            995
       12/31/82      14,940            934         15,874          1,133         17,007          1,511
       12/31/83      21,883          2,323         24,206          2,040         26,246          2,057
       12/31/84      26,848          3,264         30,112          3,256         33,368          2,604







                                                                                       CONTINUED ON PAGE 2

     **HYPO**     NGUAX    Page 2

                                       NEUBERGER & BERMAN GUARDIAN FUND

                                                                                          HIGHS

                              ===== C O S T   O F   S H A R E S =====

                      Cumulative       Annual        Cumulative        Total          Annual
                          Net          Income          Income       Investment       Cap Gain
       Date           Investment      Dividends      Dividends         Cost         Distrib'n
       ----           ----------     ----------      ----------     ----------      ---------
       12/31/85         30,000          1,548             4,475         34,475          5,691
       12/31/86         35,000          1,817             6,292         41,292          5,446
       12/31/87         40,000          2,378             8,670         48,670          6,866
       12/31/88         45,000          2,133            10,804         55,804          7,390
       12/31/89         50,000          2,536            13,340         63,340          8,458
       12/31/90         55,000          2,881            16,221         71,221          1,401
       12/31/91         60,000          2,745            18,966         78,966          7,931
       12/31/92         65,000          2,557            21,522         86,522          6,645
       12/31/93         70,000          3,213            24,735         94,735          4,348
       12/31/94         75,000          2,877            27,613        102,613          2,656
        8/31/95         75,000          1,177            28,790        103,790              0

       Totals                          28,790                                          59,801

                               ========= V A L U E   O F   S H A R E S ========

                                         From                       From
                           From       Cap Gains          Sub-     Dividends         Total        Shares
       Date            Investment    Reinvested         Total    Reinvested         Value         Held
       ----            ----------    ----------         -----    ----------         -----         -----
       12/31/85            32,457         9,377        41,834         4,890        46,724         3,567
       12/31/86            36,195        14,352        50,547         6,448        56,995         4,484
       12/31/87            33,727        18,808        52,535         7,493        60,028         5,587
       12/31/88            42,613        28,602        71,215        10,578        81,793         6,723
       12/31/89            50,621        39,559        90,180        13,959       104,139         7,875
       12/31/90            50,665        37,530        88,195        15,603       103,798         8,595
       12/31/91            67,791        54,442       122,233        22,199       144,432         9,650
       12/31/92            81,770        68,023       149,793        27,720       177,513        10,520
       12/31/93            95,003        79,331       174,334        33,829       208,163        11,192
       12/31/94            97,865        80,409       178,274        36,025       214,299        11,755
        8/31/95           119,123        97,876       216,999        45,094       278,865        11,811

       Totals             119,123        97,876       216,999        45,094       278,865        11,811

                        Average Annual Total Return for This Illustration:  14.82% (Annual Compounding)






                                                                                                            Inception
             Average Annual Total Returns            1-Year        5-Year       10-Year      Inception        Date
                  at Net Asset Value                 ------        ------       -------      ---------     -----------
             for Periods Ending  6/30/95:            24.92%        16.17%        14.92%        13.00%        6/1/50


                           NEUBERGER & BERMAN GUARDIAN FUND

                                         LOWS

                      ============= C O S T   O F   S H A R E S ===============
                      Cumulative       Annual       Cumulative        Total         Annual
                          Net          Income         Income       Investment      Cap Gain
           Date       Investment      Dividends       Dividends       Cost         Distrib'n
           ----       ----------      ---------      ---------      ---------      ---------
       12/31/85         30,000          2,251             6,564      36,564          8,276
       12/31/86         35,000          2,556             9,120      44,120          7,662
       12/31/87         40,000          3,079            12,199      52,199          8,915
       12/31/88         45,000          2,845            15,044      60,044          9,584
       12/31/89         50,000          3,358            18,402      68,402         10,966
       12/31/90         55,000          3,695            22,097      77,097          1,815
       12/31/91         60,000          3,695            25,792      85,792         10,676
       12/31/92         65,000          3,269            29,061      94,061          8,575
       12/31/93         70,000          4,184            33,246     103,246          5,595
       12/31/94         75,000          3,674            36,920     111,920          3,404
        8/31/95         75,000          1,509            38,428     113,428              0

        Totals                         38,428                                       80,813


                        ================ V A L U E   O F   S H A R E S ===============
                                          From                        From
                           From         Cap Gains       Sub-       Dividends      Total        Shares
            Date        Investment     Reinvested       Total      Reinvested     Value         Held
            ----        ----------     ----------       -----      ----------     -----        ------
       12/31/85           38,698         14,805          53,503      7,165        60,668        4,631
       12/31/86           42,457         21,757          64,214      9,348        73,562        5,788
       12/31/87           40,330         27,059          67,389     10,548        77,937        7,254
       12/31/88           51,234         40,114          91,348     14,734       106,082        8,719
       12/31/89           61,166         54,584         115,750     19,271       135,021       10,211
       12/31/90           61,537         51,665         113,202     21,257       134,459       11,134
       12/31/91           82,799         74,706         157,505     30,196       187,701       12,541
       12/31/92           98,766         92,797         191,563     37,486       229,049       13,575
       12/31/93          114,365        107,888         222,253     45,586       267,839       14,400
       12/31/94          117,208        109,146         226,354     48,342       274,696       15,068
        8/31/95          142,669        132,855         275,524     60,436       357,459   15,140,153

         Totals          142,669        132,855         275,524     60,436       357,459   15,140,153

                Average Annual Total Return for This Illustration:   17.02% (Annual Compounding)

       Average Annual Total Returns      1-Year        5-Year       10-Year     Inceptio   Inception Date
            at Net Asset Value           ------        ------       -------         n       -------------
        for Periods ending 6/30/95:      24.92%        16.17%        14.92%     --------       6/1/50
                                                                                    -
                                                                                 13.00%







                           NEUBERGER & BERMAN GUARDIAN FUND

                                PREPARED FOR:  BARBARA

                                                    Sales                    Net Asset
                     Initial        Offering       Charge        Shares      Value per      Initial Net
         Date      Investment        Price        Included     Purchased       Share        Asset Value
         ----       ---------       -------       --------     ---------     ---------      -----------

       6/1/50     $10,000.00        $3.3333         0.00%      3,000.000       3.3333         $10,000

                           Dividends and Capital Gains Reinvested

                      ===== C O S T   O F   S H A R E S====
                                 Annual      Cumulative       Total        Annual Cap
                  Cumulative     Income        Income      Investment         Gain
         Date     Investment    Dividends    Dividends        Cost         Distrib'n
         ----     ----------    ---------    ---------      ---------      ---------
       8/31/50        10,000         0             0           10,000               0
       8/31/51        10,000       406           406           10,406               0
       8/31/52        10,000       511           917           10,917             228
       8/31/53        10,000       488        1,404            11,404             330
       8/31/54        10,000       512        1,916            11,916              82
       8/31/55        10,000       506        2,421            12,421             609
       8/31/56        10,000       611        3,033            13,033           1,177
       8/31/57        10,000       729        3,761            13,761             984
       8/31/58        10,000       867        4,629            14,629             378
       8/31/59        10,000       869        5,498            15,498             797
       8/31/60        10,000       842        6,340            16,340           3,194
       8/31/61        10,000     1,013        7,352            17,352             985
       8/31/62        10,000     1,012        8,364            18,364           3,028
       8/31/63        10,000     1,117        9,481            19,481           1,086
       8/31/64        10,000     1,268       10,750            20,750           1,597
       8/31/65        10,000     1,353       12,102            22,102           2,983
       8/31/66        10,000     1,553       13,656            23,656           3,275
       8/31/67        10,000     1,649       15,305            25,305           2,046
       8/31/68        10,000     1,724       17,029            27,029           5,829
       8/31/69         2,081     2,081       19,110            29,110           6,776
       8/31/70        10,000     2,566       21,675            31,675           3,678
       8/31/71        10,000     3,298       24,974            34,974             866
       8/31/72        10,000     3,258       28,232            38,232           5,285
       8/31/73        10,000     3,355       31,587            41,587           5,256
       8/31/74        10,000     3,872       35,458            45,458           2,555
       8/31/75        10,000     5,577       41,036            51,036             495
       8/31/76        10,000     6,125       47,161            57,161             895
       8/31/77        10,000     6,287       53,448            63,448           9,159
       8/31/78        10,000     6,693       60,141            70,141           7,349
       8/31/79        10,000     7,695       67,837            77,837          11,115
       8/31/80        10,000     9,009       76,845            86,845          19,773






                                 Annual      Cumulative       Total        Annual Cap
                  Cumulative     Income        Income      Investment         Gain
         Date     Investment    Dividends    Dividends        Cost         Distrib'n
         ----     ----------    ---------    ---------      ---------      ---------

                          ===== C O S T   O F   S H A R E S =====
                                          (cont'd)

       8/31/81        10,000    11,305       88,150            98,150          41,343
       8/31/82        10,000    17,522      105,672           115,672          17,945
       8/31/83        10,000    18,076      123,748           133,748           9,177
       8/31/84        10,000    20,004      143,752           153,752          28,486
       8/31/85        10,000    19,528      163,280           173,280          14,879
       8/31/86        10,000    27,134      190,415           200,415          91,182
       8/31/87        10,000    27,958      218,372           228,372          77,910
       8/31/88        10,000    26,953      245,325           255,325          84,700
       8/31/89        10,000    26,927      272,252           282,252          85,664
       8/31/90        10,000    30,193      302,445           312,445          93,568
       8/31/91        10,000    31,735      334,180           344,180          14,818
       8/31/92        10,000    24,360      358,540           368,540          83,873
       8/31/93        10,000    25,329      383,869           393,869          65,697
       8/31/94        10,000    31,774      415,644           425,644          41,951
       8/31/95        10,000    24,413      443,057           453,057          25,039

       Totals                  443,057                                        878,045

                                 ====== V A L U E  O F  S H A R E S =========
                               From Cap                     From
                    From         Gains                    Dividends       Total       Shares
        Date     Investment   Reinvested    Sub-Total    Reinvested       Value        Held
        ----     ----------   ----------    ---------    ----------       -----       ------
       8/31/50      10,070            0        10,070            0         10,070      3,000
       8/31/51      11,960            0        11,960          436         12,396      3,109
       8/31/52      12,279          242        12,521          978         13,499      3,298
       8/31/53      11,451          549        12,000        1,384         13,384      3,507
       8/31/54      13,450          740        14,190        2,182         16,372      3,652
       8/31/55      17,130        1,719        18,849        3,341         22,190      3,886
       8/31/56      17,380        3,019        20,399        4,024         24,423      4,216
       8/31/57      16,321        3,830        20,151        4,499         24,650      4,531
       8/31/58      16,960        4,427        21,387        5,636         27,023      4,780
       8/31/59      21,271        6,483        27,754        8,004         35,758      5,043
       8/31/60      20,160        9,559        29,719        8,470         38,189      5,683
       8/31/61      23,360       12,273        35,633       10,902         46,535      5,976
       8/31/62      19,769       13,016        32,785       10,163         42,948      6,517
       8/31/63      23,170       16,559        39,729       13,134         52,863      6,845
       8/31/64      24,960       19,612        44,572       15,480         60,052      7,218
       8/31/65      25,860       23,410        49,270       17,411         66,681      7,736
       8/31/66      23,259       23,993        47,252       17,072         64,324      8,296
       8/31/67      29,449       32,922        62,371       23,464         85,835      8,744
       8/31/68      28,760       38,443        67,203       24,725         91,928      9,589
       8/31/69      25,960       40,738        66,698       24,245         90,943     10,510
       8/31/70      21,620       37,139        58,759       22,637         81,396     11,295






                               From Cap                     From
                    From         Gains                    Dividends       Total       Shares
        Date     Investment   Reinvested    Sub-Total    Reinvested       Value        Held
        ----     ----------   ----------    ---------    ----------       -----       ------
                             ====== V A L U E   OF   S H A R E S =====
                                              (cont'd)

       8/31/71      26,400       46,409        72,809       31,308        104,117     11,831
       8/31/72      26,850       53,451        80,301       35,383        115,684     12,926
       8/31/73      22,880       50,080        72,960       33,326        106,286     13,936
       8/31/74      17,809       41,114        58,923       29,267         88,190     14,855
       8/31/75      22,720       53,090        75,810       43,788        119,598     15,792
       8/31/76      28,039       66,646        94,685       60,968        155,653     16,653
       8/31/77      27,440       74,636       102,076       65,961        168,037     18,371
       8/31/78      30,260       90,846       121,106       80,290        201,396     19,967
       8/31/79      32,420      111,545       143,965       95,231        239,196     22,134
       8/31/80      34,020      140,270       174,290      109,849        284,139     25,056
       8/31/81      30,590      163,434       194,024      109,262        303,286     29,744
       8/31/82      28,740      172,049       200,789      120,862        321,651     33,575
       8/31/83      39,530      247,290       286,820      186,311        473,131     35,907
       8/31/84      38,121      267,921       306,042      200,381        506,423     39,855
       8/31/85      43,361      321,568       364,929      248,995        613,924     42,476
       8/31/86      45,770      452,145       497,915      294,520        792,435     51,940
       8/31/87      50,320      596,295       646,615      357,179      1,003,794     59,845
       8/31/88      38,510      554,755       593,265      303,185        896,450     69,835
       8/31/89      45,669      763,808       809,477      390,875      1,200,352     78,850
       8/31/90      35,710      681,608       717,318      333,089      1,050,407     88,245
       8/31/91      44,700      871,486       916,186      454,426      1,370,612     91,987
       8/31/92      47,199    1,008,397     1,055,596      505,323      1,560,919     99,211
       8/31/93      55,710    1,262,510     1,318,220      624,108      1,942,328    104,595
       8/31/94      58,560    1,371,124     1,429,684      689,724      2,119,408    108,576
       8/31/95      70,830    1,690,843     1,761,673      867,658      2,629,331    111,365

       Totals       70,830    1,690,843     1,761,673      867,658      2,629,331    111,365

         Average Annual Total Return for This Illustration:    13.01% (Annual Compounding)

                     Average Annual Total Returns             1-Year        5-Year    10-Year
                          at Net Asset Value                   -----         -----    -------
                      for Periods Ending 6/30/95:             24.92%        16.17%     14.92%

                           NEUBERGER & BERMAN GUARDIAN FUND

                       ===================== C O S T   O F   S H A R E S ===================

                                       Annual       Cumulative        Total         Annual
                      Cumulative       Income         Income       Investment      Cap Gain
           Date       Investment      Dividends       Dividends       Cost         Distrib'n
       8/31/71          10,000             3,298         24,974         34,974            866
       8/31/72          10,000             3,258         28,232         38,232          5,285
       8/31/73          10,000             3,355         31,587         41,587          5,256
       8/31/74          10,000             3,872         35,458         45,458          2,555
       8/31/75          10,000             5,577         41,036         51,036            495
       8/31/76          10,000             6,125         47,161         57,161            895
       8/31/77          10,000             6,287         53,448         63,448          9,159
       8/31/78          10,000             6,693         60,141         70,141          7,349
       8/31/79          10,000             7,695         67,837         77,837         11,115
       8/31/80          10,000             9,009         76,845         86,845         19,773
       8/31/81          10,000            11,305         88,150         98,150         41,343
       8/31/82          10,000            17,522        105,672        115,672         17,945
       8/31/83          10,000            18,076        123,748        133,748          9,177
       8/31/84          10,000            20,004        143,752        153,752         28,486
       8/31/85          10,000            19,528        163,280        173,280         14,879
       8/31/86          10,000            27,134        190,415        200,415         91,182
       8/31/87          10,000            27,958        218,372        228,372         77,910
       8/31/88          10,000            26,953        245,325        255,325         84,700
       8/31/89          10,000            26,927        272,252        282,252         85,664
       8/31/90          10,000            30,193        302,445        312,445         93,568
       8/31/91          10,000            31,735        334,180        344,180         14,818
       8/31/92          10,000            24,360        358,540        368,540         83,873
       8/31/93          10,000            25,329        383,869        393,869         65,697
       8/31/94          10,000            31,774        415,644        425,644         41,951
       8/31/95          10,000            24,413        443,057        453,057         25,039

       Totals                            443,057                                      878,045


                          ======================= V A L U E   O F   S H A R E S ========================

                                        From                          From
                         From         Cap Gains        Sub-         Dividends        Total         Shares
           Date       Investment     Reinvested        Total       Reinvested        Value          Held
       8/31/71              26,400        46,409         72,809         31,308        104,117         11,831
       8/31/72              26,850        53,451         80,301         35,383        115,684         12,926
       8/31/73              22,880        50,080         72,960         33,326        106,286         13,936
       8/31/74              17,809        41,114         58,923         29,267         88,190         14,855
       8/31/75              22,720        53,090         75,810         43,788        119,598         15,792
       8/31/76              28,039        66,646         94,685         60,968        155,653         16,653
       8/31/77              27,440        74,636        102,076         65,961        168,037         18,371
       8/31/78              30,260        90,846        121,106         80,290        201,396         19,967
       8/31/79              32,420       111,545        143,965         95,231        239,196         22,134
       8/31/80              34,020       140,270        174,290        109,849        284,139         25,056
       8/31/81              30,590       163,434        194,024        109,262        303,286         29,744
       8/31/82              28,740       172,049        200,789        120,862        321,651         33,575
       8/31/83              39,530       247,290        286,820        186,311        473,131         35,907
       8/31/84              38,121       267,921        306,042        200,381        506,423         39,855
       8/31/85              43,361       321,568        364,929        248,995        613,924         42,476
       8/31/86              45,770       452,145        497,915        294,520        792,435         51,940
       8/31/87              50,320       596,295        646,615        357,179      1,003,794         59,845
       8/31/88              38,510       554,755        593,265        303,185        896,450         69,835
       8/31/89              45,669       763,808        809,477        390,875      1,200,352         78,850
       8/31/90              35,710       681,608        717,318        333,089      1,050,407         88,245
       8/31/91              44,700       871,486        916,186        454,426      1,370,612         91,987
       8/31/92              47,199     1,008,397      1,055,596        505,323      1,560,919         99,211
       8/31/93              55,710     1,262,510      1,318,220        624,108      1,942,328        104,595
       8/31/94              58,560     1,371,124      1,429,684        689,724      2,119,408        108,576
       8/31/95              70,830     1,690,843      1,761,673        867,658      2,629,331        111,365

       Totals               70,830     1,690,843      1,761,673        867,658      2,629,331        111,365

                 Average Annual Total Return for This Illustration:    13.01% (Annual Compounding)

                            Average Annual Total Returns                1-Year         5-Year        10-Year
                                 at Net Asset Value
                             for Period Ending 6/30/95:                 24.92%         16.17%         14.92%


     INITIAL INVESTMENT OF $100,000
     _________________________________________________________________

     NEUBERGER & BERMAN MANHATTAN FUND

     The following table* indicates the results over a 16 1/2 year period if an investor had invested $100,000 in Manhattan's predecessor on March 1, 1979, and had implemented a systematic withdrawal plan under which he or she withdrew, on a monthly basis, 8% of the initial investment each year.

                              Total Value of          Cumulative
                           Remaining Shares At          Amounts
       Date                      Year End              Withdrawn
       -------------        ------------------        ----------

       March 1, 1979           made initial
                           $100,000 investment

       December 31, 1979         $127,622               $  6,667

       1980                       164,831                 14,667

       1981                       145,245                 22,667

       1982                       177,074                 30,667

       1983                       216,209                 38,667

       1984                       222,819                 46,667

       1985                       296,292                 54,667

       1986                       338,049                 62,667

       1987                       331,383                 70,667

       1988                       383,670                 78,667

       1989                       486,685                 86,667

       1990                       439,583                 94,667

       1991                       566,522                102,667

       1992                       657,943                110,667

       1993                       715,308                118,667

       1994                       681,664                126,667

       August 31, 1995            898,426                132,000

     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.


     NMANX            07-06  13:56          **HYPO**                  Copr. 1995
     TowersData

                          NEUBERGER & BERMAN MANHATTAN FUND

                 PREPARED FOR:  Manhattan Fund buying at the HIGHS:

                   Investment or                   Sales        Shares       Net Asset
                    Withdrawal      Offering      Charge     Purchased or      Value       Net Asset
            Date        (-)           Price      Included    Redeemed (-)    per Share       Value
            ----   ------------     --------     --------    ------------    ---------     ---------
        11/20/80     5,000.00        4.7000        0.00         1,063.830      4.7000        5,000
         4/27/81     5,000.00        4.5700        0.00         1,094.092      4.5700        5,000
        12/27/82     5,000.00        5.1600        0.00           968.992      5.1600        5,000
        11/29/83     5,000.00        6.2900        0.00           794.913      6.2900        5,000
          1/6/84     5,000.00        6.4900        0.00           770.416      6.4900        5,000
        12/16/85     5,000.00        8.9700        0.00           557.414      8.9700        5,000
         12/2/86     5,000.00       10.0800        0.00           496.032     10.0800        5,000
         8/25/87     5,000.00       12.3500        0.00           404.858     12.3500        5,000
        10/21/88     5,000.00        9.4200        0.00           530.786      9.4200        5,000
         10/9/89     5,000.00       12.2500        0.00           408.163     12.2500        5,000
         7/16/90     5,000.00       10.9900        0.00           454.959     10.9900        5,000
        12/31/91     5,000.00       11.6500        0.00           429.185     11.6500        5,000
          6/1/92     5,000.00       11.4600        0.00           436.300     11.4600        5,000
        12/29/93     5,000.00       13.1700        0.00           379.651     13.1700        5,000
         1/31/94     5,000.00       11.3600        0.00           440.141     11.3600        5,000

                               Dividends and Capital Gains Reinvested

                             === C O S T    O F   S H A R E S ===
                     Cumulative      Annual      Cumulative      Total       Annual Cap
                         Net         Income        Income      Investment       Gain
       Date          Investment     Dividends    Dividends        Cost      Distribution
       ----          ----------     ---------    ---------      ---------   ------------
       12/31/80           5,000             0             0         5,000         0
       12/31/81          10,000           216           216        10,216         0
       12/31/82          15,000           287           503        15,503         0
       12/31/83          20,000           553         1,056        21,056         0
       12/31/84          25,000           886         1,943        26,943         0

                               Dividends and Capital Gains Reinvested

                              ==== V A L U E     O F     S H A R E S ====
                                      From Cap                 From
                          From         Gains         Sub-    Dividends        Total     Shares
       Date           Investment    Reinvested      Total   Reinvested        Value      Held
       ----           ----------    ----------    -------   ----------        -----     ------






       12/31/80            4,840        0           4,840            0        4,840      1,064
       12/31/81            8,912        0           8,912          210        9,122      2,209
       12/31/82           16,073        0          16,073          657       16,730      3,255
       12/31/83           24,786        0          24,786        1,470       26,256      4,154
       12/31/84           30,781        0          30,781        2,545       33,326      5,080

                                       CONTINUED ON PAGE 2






     **HYPO**  NMANX   PAGE 2

                         NEUBERGER & BERMAN MANHATTAN FUND

                                       HIGHS

                        === C O S T    O F   S H A R E S ===
                  Cumulative    Annual     Cumulativ      Total      Annual Cap
                     Net        Income    e Income     Investment      Gain
         Date     Investment   Dividends   Dividends       Cost     Distribution
         ----     ----------   ---------   ---------    ---------   ------------
       12/31/85       30,000         559       2,502       32,502               0
       12/31/86       35,000         457       2,959       37,959           7,701
       12/31/87       40,000       1,953       4,912       44,912           7,243
       12/31/88       45,000       1,468       6,379       51,379             367
       12/31/89       50,000       1,761       8,140       58,140          10,273
       12/31/90       55,000       1,823       9,963       64,963           1,709
       12/31/91       60,000       1,295      11,258       71,258           4,709
       12/31/92       65,000         658      11,916       76,916          22,096
       12/31/93       70,000         309      12,224       82,224          31,786
       12/31/94       75,000         188      12,412       87,412          13,131
        8/31/95       75,000           0      12,412       87,412               0

         Totals                   12,412                                   99,016


                            ==== V A L U E     O F     S H A R E S ====
                                  From Cap                    From
                     From          Gains                    Dividends        Total          Shares
         Date     Investment    Reinvested     Sub-Total   Reinvested        Value           Held
         ----     ----------    ----------     ---------   ----------        -----          ------
       12/31/85       46,512             0        46,512        4,120       50,632           5,715
       12/31/86       51,424         7,846        59,270        4,643       63,913           7,141
       12/31/87       48,036        13,648        61,684        5,811       67,495           8,642
       12/31/88       60,399        16,165        76,564        8,194       84,758           9,376
       12/31/89       74,015        28,941       102,956       11,224      114,180          10,937
       12/31/90       70,088        27,462        97,550       11,811      109,361          11,772
       12/31/91       92,893        39,147       132,040       16,106      148,146          12,716
       12/31/92      100,836        62,386       163,222       17,233      180,455          15,050
       12/31/93       97,653        89,593       187,246       16,277      203,523          18,319
       12/31/94       92,297        93,773       186,070       14,839      200,909          20,091
        8/31/95      112,418       114,216       226,634       18,073      266,606          20,091

         Totals      112,418       114,216       226,634       18,073      266,606          20,091

             Average Annual Total Return for This Illustration:  14.05% (Annual Compounding)


       Average Annual Total Returns    1-Year   5-Year   10-Year   Inception  Inception Date
          at Net Asset Value           -----    ------   -------   ---------  --------------
       for Periods Ending 6/30/95:      28.39%   12.56%    13.92%    17.28%      3/1/79








     NMANX            07-06 13:58      **HYPO**Copr. 1995 TowersData

                          NEUBERGER & BERMAN MANHATTAN FUND

                   PREPARED FOR:  Guardian Fund buying at the LOWS:

                  Investment or                   Sales       Shares          Net Asset
                   Withdrawal      Offering      Charge     Purchased or        Value       Net Asset
           Date        (-)           Price      Included    Redeemed (-)      per Share       Value
           ----    -----------     --------     --------    ------------      ---------     ---------
        4/21/80     5,000.00        3.0700        0.00         1,628.664         3.0700       5,000
        9/25/81     5,000.00        3.6900        0.00         1,355.014         3.6900       5,000
        8/12/82     5,000.00        3.5700        0.00         1,400.560         3.5700       5,000
         1/3/83     5,000.00        5.0700        0.00           986.193         5.0700       5,000
        7/24/84     5,000.00        5.5600        0.00           899.281         5.5600       5,000
         1/4/85     5,000.00        6.4300        0.00           777.605         6.4300       5,000
        1/22/86     5,000.00        8.7100        0.00           574.053         8.7100       5,000
       10/19/87     5,000.00        8.3000        0.00           602.410         8.3000       5,000
        1/20/88     5,000.00        7.6800        0.00           651.042         7.6800       5,000
         1/3/89     5,000.00        8.9700        0.00           557.414         8.9700       5,000
       10/11/90     5,000.00        8.5600        0.00           584.112         8.5600       5,000
         1/9/91     5,000.00        8.7700        0.00           570.125         8.7700       5,000
        10/9/92     5,000.00        11.7100       0.00           426.985        11.7100       5,000
        1/20/93     5,000.00        12.1300       0.00           412.201        12.1300       5,000
         4/4/94     5,000.00        10.5700       0.00           473.037        10.5700       5,000

                             Dividends and Capital Gains Reinvested

                             === C O S T    O F   S H A R E S ===
                     Cumulative       Annual     Cumulative      Total        Annual Cap
                        Net           Income       Income      Investment        Gain
          Date       Investment     Dividends     Dividends       Cost       Distribution
          ----       ----------     ---------    ----------    --------      ------------
       12/31/80           5,000           147           147         5,147          0
       12/31/81          10,000           167           314        10,314          0
       12/31/82          15,000           398           712        15,712          0
       12/31/83          20,000           945         1,657        21,657          0
       12/31/84          25,000         1,033         2,689        27,689          0

                               ==== V A L U E     O F     S H A R E S ====
                                    From Cap                     From
                        From         Gains                     Dividends        Total       Shares
          Date       Investment    Reinvested     Sub-Total   Reinvested        Value         Held
          ----       ---------     ----------     ---------   ----------        -----       ------
       12/31/80           7,410        0              7,410          188        7,598        1,670
       12/31/81          12,323        0             12,323          333       12,656        3,064
       12/31/82          22,535        0             22,535          964       23,499        4,572
       12/31/83          33,941        0             33,941        2,316       36,257        5,737






       12/31/84          41,129        0             41,129        3,590       44,719        6,817


                                                                                       CONTINUED ON PAGE 2






     **HYPO**       NMANX      PAGE 2

                               NEUBERGER & BERMAN MANHATTAN FUND

                                             LOWS

                             === C O S T    O F   S H A R E S ===
                     Cumulative     Annual       Cumulative      Total          Annual Cap
                        Net         Income         Income      Investment          Gain
          Date       Investment    Dividends     Dividends        Cost         Distribution
          -----      ----------    ---------     ---------     ---------       ------------
       12/31/85          30,000           835         3,525        33,525                 0
       12/31/86          35,000           663         4,188        39,188            10,696
       12/31/87          40,000         2,630         6,818        46,818             9,765
       12/31/88          45,000         1,970         8,788        53,788               492
       12/31/89          50,000         2,366        11,153        61,153            13,799
       12/31/90          55,000         2,444        13,597        68,597             2,291
       12/31/91          60,000         1,799        15,396        75,396             6,542
       12/31/92          65,000           875        16,271        81,271            29,395
       12/31/93          70,000           409        16,680        86,680            42,094
       12/31/94          75,000           247        16,927        91,927            17,313
        8/31/95          75,000             0        16,927        91,927                 0

       Totals                          16,927                                       132,388


                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                        From          Gains                     Dividends      Total           Shares
          Date       Investment     Reinvested    Sub-Total    Reinvested      Value            Held
          -----      ----------     ----------    ---------    ----------      -----           ------
       12/31/85           62,439             0        62,439        5,870       68,309          7,710
       12/31/86           68,212        10,910        79,122        6,627       85,749          9,581
       12/31/87           64,228        18,692        82,920        8,153       91,073         11,661
       12/31/88           80,229        22,128       102,357       11,407      113,764         12,584
       12/31/89           98,472        39,354       137,826       15,540      153,366         14,690
       12/31/90           93,052        37,310       130,362       16,272      146,634         15,784
       12/31/91          123,333        53,330       176,663       22,204      198,867         17,070
       12/31/92          132,052        84,281       216,333       23,727      240,060         20,022
       12/31/93          126,939       120,189       247,128       22,395      269,523         24,260
       12/31/94          118,987       125,494       244,481       20,404      264,885         26,489
        8/31/95          144,926       152,852       297,778       24,853      351,503         26,489

       Totals            144,926       152,852       297,778       24,853      351,503         26,489


              Average Annual Total Return for This Illustration:  16.58% (Annual Compounding)

       Average Annual Total Returns    1-Year     5-Year    10-Year   Inception   Inception Date
          at Net Asset Value           ------     ------    -------   ---------   --------------
       for Periods Ending 6/30/95:      28.39%     12.56%     13.92%     17.28%       3/1/79









     NMANX 09-18  10:05            **HYPO**             Copr. 1995 TowersData

                          NEUBERGER & BERMAN MANHATTAN FUND

                                PREPARED FOR:  BARBARA

                                               Sales                   Net Asset      Initial
                    Initial     Offering      Charge        Shares       Value       Net Asset
       Date       Investment      Price      Included     Purchased    per Share       Value
       ----       ----------    --------     --------     ---------    ---------     ---------
        3/1/79    $10,000.00     $2.5600       0.00%      3,906.250     $2.5600       $10,000

                                Dividends and Capital Gains Reinvested


                                       ====== C O S T   OF   S H A R E S =====
                                                                         Total       Annual Cap
                     Cumulative    Annual Income      Cumulative       Investment       Gain
          Date       Investment      Dividends     Income Dividends       Cost        Distrib'n
          ----       ----------     -----------    ----------------    ---------     ----------
       8/31/79           10,000             0                  0          10,000              0
       8/31/80           10,000           553                553          10,553              0
       8/31/81           10,000           407                960          10,960              0
       8/31/82           10,000           542              1,501          11,501              0
       8/31/83           10,000           733              2,234          12,234              0
       8/31/84           10,000           801              3,035          13,035              0
       8/31/85           10,000           505              3,540          13,540              0
       8/31/86           10,000           373              3,913          13,913          2,749
       8/31/87           10,000           485              4,398          14,398          4,022
       8/31/88           10,000           937              5,335          15,335          4,464
       8/31/89           10,000           989              6,324          16,324            247
       8/31/90           10,000         1,137              7,461          17,461          6,632
       8/31/91           10,000         1,130              8,590          18,590          1,059
       8/31/92           10,000           803              9,393          19,393          2,919
       8/31/93           10,000           381              9,774          19,774         12,795
       8/31/94           10,000           174              9,948          19,948         17,952
       8/31/95           10,000           103             10,051          20,051          7,242

       Totals                          10,051                                            60,082



                                ========== V A L U E  OF  S H A R E S ========
                                From Cap                    From
                    From         Gains                    Dividends      Total         Shares
        Date     Investment    Reinvested   Sub-Total    Reinvested      Value          Held
        ----     ----------    ----------   ---------    ----------      -----         -----
       8/31/79       12,383           0        12,383            0        12,383       3,906
       8/31/80       15,469           0        15,469          649        16,118       4,070
       8/31/81       15,586           0        15,586        1,037        16,623       4,166
       8/31/82       16,015           0        16,015        1,661        17,676       4,311
       8/31/83       23,633           0        23,633        3,290        26,923       4,450
       8/31/84       25,039           0        25,039        4,385        29,424       4,590
       8/31/85       30,430           0        30,430        5,872        36,302       4,660
       8/31/86       38,632       3,199        41,831        7,889        49,720       5,027
       8/31/87       47,343       9,210        56,553       10,245        66,798       5,511
       8/31/88       33,867      11,378        45,245        8,334        53,579       6,180
       8/31/89       47,187      16,184        63,371       12,933        76,304       6,317
       8/31/90       36,954      18,683        55,637       11,158        66,795       7,061
       8/31/91       45,117      24,128        69,245       15,028        84,273       7,296
       8/31/92       45,273      27,115        72,388       15,879        88,267       7,616
       8/31/93       50,547      44,082        94,629       18,139       112,768       8,715
       8/31/94       44,062      56,654       100,716       15,989       116,705      10,346
       8/31/95       51,836      76,259       128,095       18,947       147,042      11,081

       Totals        51,836      76,259       128,095       18,947       147,042      11,081

          Average Annual Total Return for This Illustration:  17.69% (Annual Compounding)


              Average Annual Total Returns      1-Year     5-Year     10-Year
                  at Net Asset Value            ------      ------    -------
              for Periods Ending  6/30/95:      28.39%     12.56%     13.92%

     INITIAL INVESTMENT OF $100,000
     _________________________________________________________________

     NEUBERGER & BERMAN PARTNERS FUND

     The following table* indicates the results over a 18 3/4 year period if an investor had invested $100,000 in Partners' predecessor on January 1, 1977, and had implemented a systematic withdrawal plan under which he or she withdrew, on a monthly basis, 8% of the initial investment each year.
                                                                   Cumulative
                                  Total Value of Remaining           Amounts
       Date                          Shares At Year End             Withdrawn
       ----                       ------------------------          ---------

       January 1, 1977             made initial $100,000
                                         investment

       December 31, 1977                 $   98,629                  $  8,000

       1978                                106,264                     16,000

       1979                                142,364                     24,000

       1980                                181,095                     32,000

       1981                                184,166                     40,000

       1982                                223,667                     48,000

       1983                                258,110                     56,000

       1984                                270,228                     64,000

       1985                                342,094                     72,000

       1986                                393,054                     80,000

       1987                                402,702                     88,000

       1988                                456,595                     96,000

       1989                                552,043                    104,000

       1990                                515,865                    112,000

       1991                                622,640                    120,000

       1992                                722,907                    128,000

       1993                                833,281                    136,000

       1994                                809,607                    144,000

       August 31, 1995                   1,030,908                    149,333


     *        Shows   reinvestment   of   all   dividends   and   capital   gain
              distributions.  Results  represent past  performance.   Investment
              returns and principal fluctuate.

     <CAPTION
     NPRTX    07-06 14:08                            **HYPO**                     Copr. 1995 TowersData

                                       NEUBERGER & BERMAN PARTNERS FUND

                               PREPARED FOR:  Partners Fund buying at the HIGHS:

                   Investment or                    Sales         Shares        Net Asset
                    Withdrawal       Offering       Charge     Purchased or       Value         Net Asset
         Date            (-)          Price        Included    Redeemed (-)     per Share         Value
         ----      ------------      -------       --------    ------------     ---------       ---------
        11/20/80     5,000.00        16.4100         0.00         304.692        16.4100          5,000
         4/27/81     5,000.00        17.1100         0.00         292.227        17.1100          5,000
        12/27/82     5,000.00        14.9900         0.00         333.556        14.9900          5,000
        11/29/83     5,000.00        14.9200         0.00         335.121        14.9200          5,000
          1/6/84     5,000.00        15.1300         0.00         330.469        15.1300          5,000
        12/16/85     5,000.00        17.2700         0.00         289.519        17.2700          5,000
         12/2/86     5,000.00        18.1400         0.00         275.634        18.1400          5,000
         8/25/87     5,000.00        20.1800         0.00         247.770        20.1800          5,000
        10/21/88     5,000.00        17.2500         0.00         289.855        17.2500          5,000
         10/9/89     5,000.00        20.0200         0.00         249.750        20.0200          5,000
         7/16/90     5,000.00        18.6300         0.00         268.384        18.6300          5,000
        12/31/91     5,000.00        18.4400         0.00         271.150        18.4400          5,000
          6/1/92     5,000.00        19.4600         0.00         256.937        19.4600          5,000
        12/29/93     5,000.00        22.7300         0.00         219.974        22.7300          5,000
         1/31/94     5,000.00        21.2000         0.00         235.849        21.2000          5,000

                               Dividends and Capital Gains Reinvested

                             === C O S T    O F   S H A R E S ===
                     Cumulative       Annual     Cumulative       Total       Annual Cap
                         Net          Income       Income      Investment        Gain
              Date   Investment     Dividends    Dividends         Cost      Distribution
              ----   ----------     ---------    ---------      --------     ------------
          12/31/80        5,000             0             0         5,000               0
          12/31/81       10,000           567           567        10,567           1,970
          12/31/82       15,000           887         1,454        16,454               0
          12/31/83       20,000         1,013         2,468        22,468           2,365
          12/31/84       25,000         1,522         3,990        28,990             571


                                ==== V A L U E     O F     S H A R E S ====
                                      From Cap                    From
                         From          Gains                    Dividends        Total    Shares
              Date    Investment    Reinvested     Sub Total   Reinvested        Value     Held
              ----    ----------    ----------     ---------   ----------        -----    ------
          12/31/80         4,927             0         4,927            0        4,927        305
          12/31/81         7,659         2,015         9,674          580       10,254        799
          12/31/82        13,836         2,336        16,172        1,767       17,939      1,206
          12/31/83        18,679         4,819        23,498        2,826       26,324      1,783






          12/31/84        23,702         5,480        29,182        4,528       33,710      2,270


                                                CONTINUED ON PAGE 2






     ** HYPO **     NPRTX  PAGE 2

                                                       NEUBERGER & BERMAN PARTNERS FUND

                                                                    HIGHS

                             === C O S T    O F   S H A R E S ===
                     Cumulative       Annual     Cumulative       Total        Annual Cap
                         Net          Income       Income     Investment          Gain
              Date   Investment     Dividends     Dividends        Cost      Distribution
              ----   ----------    ----------    ----------     ---------    ------------
          12/31/85       30,000         1,476         5,465        35,465           2,883
          12/31/86       35,000         1,251         6,716        41,716           6,395
          12/31/87       40,000         2,695         9,411        49,411          10,416
          12/31/88       45,000         3,093        12,504        57,504               0
          12/31/89       50,000         4,036        16,539        66,539           8,997
          12/31/90       55,000         4,723        21,263        76,263           2,129
          12/31/91       60,000         2,323        23,586        83,586           5,260
          12/31/92       65,000         1,453        25,039        90,039          13,691
          12/31/93       70,000           950        25,989        95,989          19,003
          12/31/94       75,000         1,083        27,072       102,072          15,746
           8/31/95       75,000             0        27,072       102,072               0

       Totals                          27,072                                      89,424


                                  ==== V A L U E     O F     S H A R E S ====
                                       From Cap                     From
                          From          Gains                     Dividends        Total       Shares
           Date        Investment     Reinvested    Sub-Total    Reinvested        Value        Held
           ----        ----------     ----------    ---------    ----------        -----        ----
            12/31/85        32,356         9,541        41,897        6,875       48,772         2,842
            12/31/86        37,540        16,207        53,747        8,240       61,987         3,569
            12/31/87        36,279        22,824        59,103        9,513       68,616         4,556
            12/31/88        45,125        25,340        70,465       13,710       84,175         5,034
            12/31/89        53,252        36,219        89,471       18,761      108,232         5,993
            12/31/90        51,535        34,319        85,854       21,449      107,303         6,698
            12/31/91        64,322        44,919       109,241       27,058      136,299         7,391
            12/31/92        73,740        61,655       135,395       30,346      165,741         8,418
            12/31/93        81,759        83,570       165,329       32,729      198,058         9,605
            12/31/94        77,800        90,804       168,604       30,479      199,083        10,750
             8/31/95        93,051       108,602       201,653       36,452      254,981        10,750

              Totals        93,051       108,602       201,653       36,452      254,981        10,750

               Average Annual Total Return for This Illustration:  13.74% (Annual Compounding)

                                                                                     Inception
       Average Annual Total Returns      1-Year      5-Year    10-Year    Inception    Date
          at Net Asset Value             ------      ------    -------    ---------  --------
       for Periods Ending 6/30/95:        23.95%     13.21%     13.61%     17.45%      1/20/75







     NPRTX   07-06  14:06                         **HYPO**                        Copr. 1995 TowersData


                                       NEUBERGER & BERMAN PARTNERS FUND

                               PREPARED FOR:  Partners Fund buying at the LOWS:

                                                      Sales          Shares         Net Asset
                  Investment or      Offering        Charge       Purchased or        Value           Net Asset
         Date     Withdrawal (-)       Price        Included      Redeemed (-)      per Share           Value
         ----     --------------     --------       --------      ------------      ---------         ---------
        4/21/80      5,000.00         14.9900         0.00          333.556          14.9900            5,000
        9/25/81      5,000.00         11.8400         0.00          422.297          11.8400            5,000
        8/12/82      5,000.00         11.9400         0.00          418.760          11.9400            5,000
         1/3/83      5,000.00         14.7200         0.00          339.674          14.7200            5,000
        7/24/84      5,000.00         13.8600         0.00          360.750          13.8600            5,000
         1/4/85      5,000.00         14.6300         0.00          341.763          14.6300            5,000
        1/22/86      5,000.00         16.8800         0.00          296.209          16.8800            5,000
       10/19/87      5,000.00         15.3400         0.00          325.945          15.3400            5,000
        1/20/88      5,000.00         15.0400         0.00          332.447          15.0400            5,000
         1/3/89      5,000.00         16.6600         0.00          300.120          16.6600            5,000
       10/11/90      5,000.00         14.9400         0.00          334.672          14.9400            5,000
         1/9/91      5,000.00         15.4500         0.00          323.625          15.4500            5,000
        10/9/92      5,000.00         19.1000         0.00          261.780          19.1000            5,000
        1/20/93      5,000.00         19.9700         0.00          250.376          19.9700            5,000
         4/4/94      5,000.00         19.3600         0.00          258.264          19.3600            5,000


                               Dividends and Capital Gains Reinvested

                            === C O S T    O F   S H A R E S ===
                     Cumulative    Annual      Cumulative       Total       Annual Cap
                        Net        Income        Income      Investment       Gain
       Date          Investment   Dividends    Dividends        Cost      Distribution
       ----          ----------   ---------    ---------      ---------   ------------
       12/31/80           5,000         230           230         5,230          1,004
       12/31/81          10,000         399           630        10,630          1,388
       12/31/82          15,000       1,094         1,723        16,723              0
       12/31/83          20,000       1,541         3,264        23,264          3,596
       12/31/84          25,000       1,845         5,110        30,110            692

                                ==== V A L U E     O F     S H A R E S ====
                                      From Cap                    From
                         From          Gains                    Dividends        Total      Shares
       Date           Investment    Reinvested     Sub-Total   Reinvested        Value       Held
       ----           ----------    ----------     ---------   ----------        -----     -------
       12/31/80            5,394         1,143         6,537          262        6,799         420
       12/31/81            9,697         2,327        12,024          617       12,641         985
       12/31/82           17,466         2,697        20,163        2,064       22,227       1,495






       12/31/83           22,352         6,478        28,830        3,678       32,508       2,202
       12/31/84           27,845         7,284        35,129        5,744       40,873       2,752

                                                CONTINUED ON PAGE 2






     **HYPO**      NPRTX     PAGE 2
                                       NEUBERGER & BERMAN PARTNERS FUND

                                                LOWS


                            === C O S T    O F   S H A R E S ===
                                   Annual      Cumulative        Total      Annual Cap
                     Cumulative    Income        Income      Investment       Gain
       Date          Investment   Dividends    Dividends         Cost     Distribution
       ----          ----------   ---------    ---------     ----------   ------------
       12/31/85          30,000       2,011         7,121        37,121          3,930
       12/31/86          35,000       1,661         8,782        43,782          8,495
       12/31/87          40,000       3,310        12,092        52,092         12,783
       12/31/88          45,000       3,901        15,992        60,992              0
       12/31/89          50,000       5,059        21,051        71,051         11,231
       12/31/90          55,000       5,649        26,700        81,700          2,504
       12/31/91          60,000       2,963        29,663        89,663          6,709
       12/31/92          65,000       1,775        31,438        96,438         16,723
       12/31/93          70,000       1,159        32,597       102,597         23,171
       12/31/94          75,000       1,317        33,913       108,913         19,153
       8/31/95           75,000           0        33,913       108,913              0

       Totals                        33,913                                    111,377

                                ==== V A L U E     O F     S H A R E S ====
                                     From Cap                     From
                         From         Gains                     Dividends        Total         Shares
          Date        Investment    Reinvested     Sub-Total   Reinvested        Value          Held
          ----        ----------    ----------     ---------   ----------        -----          -----
          12/31/85        38,041        12,790        50,831        8,876       59,707          3,479
          12/31/86        43,651        21,647         6,298       10,686       75,984          4,374
          12/31/87        42,755        29,536        72,291       12,175       84,466          5,609
          12/31/88        53,026        32,791        85,817       17,491      103,308          6,179
          12/31/89        62,696        46,460       109,156       23,843      132,999          7,364
          12/31/90        60,976        43,788       104,764       26,897      131,661          8,219
          12/31/91        76,153        57,311       133,464       33,983      167,447          9,081
          12/31/92        86,470        77,919       164,389       38,061      202,450         10,282
          12/31/93        95,718       104,770       200,488       41,017      241,505         11,712
          12/31/94        90,752       113,253       204,005       38,157      242,162         13,076
           8/31/95       108,541       135,450       243,991       45,636      370,155         13,076

            Totals       108,541       135,450       243,991       45,636      370,155         13,076

              Average Annual Total Return for This Illustration:  15.41% (Annual Compounding)

       Average Annual Total Returns     1-Year     5-Year   10-Year  Inception    Inception Date
          at Net Asset Value            ------     ------   -------  ---------    --------------
       for Periods Ending 6/30/95:       23.95%     13.21%    13.61%    17.45%      1/20/75


     NPRTX  09-18  10:05               **HYPO**         Copr. 1995 TowersData

                                       NEUBERGER & BERMAN PARTNERS FUND

                                             PREPARED FOR:  BARBARA

                                                     Sales                      Net Asset     Initial Net
                      Initial        Offering        Charge          Shares      Value           Asset
            Date    Investment        Price        Included        Purchased   per Share         Value
            ----    ----------      ---------    -----------       ---------   ---------        -------
         1/20/75    $10,000.00        $6.5300        0.00%         1,531.394       $6.5300        $10,000

                                       Dividends and Capital Gains Reinvested

                                     === C O S T    O F   S H A R E S ===
                     Cumulative     Annual Income   Cumulative Income   Total Investment    Annual Cap Gain
       Date          Investment       Dividends         Dividends             Cost           Distribution
       ----          ----------       ---------         ---------           ---------        ------------
       8/31/75            10,000              551                 551              10,551                 0
       8/31/76            10,000              467               1,018              11,018                 0
       8/31/77            10,000              383               1,401              11,401                 0
       8/31/78            10,000              511               1,912              11,912                 0
       8/31/79            10,000              804               2,716              12,716                 0
       8/31/80            10,000            1,249               3,965              13,965             5,446
       8/31/81            10,000            2,167               6,131              16,131             7,527
       8/31/82            10,000            3,390               9,521              19,521                 0
       8/31/83            10,000            2,802              12,323              22,323             6,537
       8/31/84            10,000            2,883              15,206              25,206             1,081
       8/31/85            10,000            2,795              18,001              28,001             5,461
       8/31/86            10,000            2,127              20,128              30,128            10,879
       8/31/87            10,000            2,409              22,537              32,537            12,101
       8/31/88            10,000            3,739              26,276              36,276             4,006
       8/31/89            10,000            4,786              31,063              41,063             4,206
       8/31/90            10,000            3,090              34,152              44,152             7,945
       8/31/91            10,000            6,011              40,163              50,163             2,709
       8/31/92            10,000            2,956              43,120              53,120             6,694
       8/31/93            10,000            1,722              44,841              54,841            16,219
       8/31/94            10,000            1,097              45,938              55,938            21,939
       8/31/95            10,000            1,220              47,158              57,158            17,743

       Totals                              47,158                                                   130,493


                                                             CONTINUED ON PAGE 2






     Page 2


                                 ==== V A L U E     O F     S H A R E S ====
                                     From Cap                      From
                        From          Gains                     Dividends
       Date          Investment     Reinvested    Sub Total     Reinvested    Total Value   Shares Held
       ----          ----------     ----------    ---------     ----------    -----------   -----------
       8/31/75            11,011             0        11,011            562        11,573         1,610
       8/31/76            13,017             0        13,017          1,122        14,139         1,663
       8/31/77            14,272             0        14,272          1,611        15,883         1,704
       8/31/78            18,039             0        18,039          2,553        20,592         1,748
       8/31/79            21,807             0        21,807          3,959        25,766         1,809
       8/31/80            22,221         5,565        27,786          5,310        33,096         2,281
       8/31/81            18,714        12,022        30,736          6,583        37,319         3,054
       8/31/82            19,295        12,396        31,691         10,333        42,024         3,335
       8/31/83            21,623        20,503        42,126         14,413        56,539         4,004
       8/31/84            21,853        21,871        43,724         17,634        61,358         4,300
       8/31/85            23,630        29,113        52,743         21,864        74,607         4,835
       8/31/86            27,320        45,104        72,424         27,517        99,941         5,602
       8/31/87            30,638        62,659        93,027         33,079       126,106         6,359
       8/31/88            24,809        55,507        80,316         30,914       111,230         6,866
       8/31/89            30,490        72,629       103,119         43,355       146,474         7,357
       8/31/90            26,233        70,024        96,257         40,232       136,489         7,968
       8/31/91            28,943        80,548       109,491         51,605       161,096         8,524
       8/31/92            29,540        89,421       118,961         55,825       174,786         9,061
       8/31/93            34,396       122,616       157,012         66,962       223,974         9,972
       8/31/94            32,649       139,076       171,725         64,698       236,423        11,089
       8/31/95            36,325       177,456       213,781         73,543       287,324        12,113

       Totals             36,325       177,456       213,781         73,543       287,324        12,113


                 Average Annual Total Return for This Illustration:  17.69% (Annual Compounding)


               Average Annual Total Returns        1-Year        5-Year       10-Year
                  at Net Asset Value               ------        ------       -------
               for Period Ending 6/30/95:          23.95%       13.21%        13.61%



                                                                      Appendix C

                                THE ART OF INVESTMENT:
                          A CONVERSATION WITH ROY NEUBERGER

     The Art of Investing:
     A Conversation with Roy Neuberger

                                                "I  firmly believe  that
                                                if  you want  to  manage
                                                your   own  money,   you
                                                must  be  a  student  of
                                                the market.  If you  are
                                                unwilling  or unable  to
                                                do  that,  find  someone
                                                else   to   manage  your
                                                money for you."


                                                NEUBERGER & BERMAN

             [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

     [PICTURE OF ROY NEUBERGER]



                               During  my more  than sixty-five
                      years  of buying  and selling securities,
                      I've been asked many  questions about  my
                      approach  to  investing.   On  the  pages
                      that  follow   are   a  variety   of   my
                      thoughts,     ideas     and    investment
                      principles  which  have  served  me  well
                      over  the  years.    If  you  gain useful
                      knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                                                      \s\   Roy
     R. Neuberger



                                      YOU'VE BEEN ABLE TO CONDENSE SOME OF THE
                                      CHARACTERISTICS OF SUCCESSFUL INVESTING INTO
                                      FIVE "RULES."  WHAT ARE THEY?

                                      Rule #1: Be flexible.  My philosophy has
                                      necessarily changed from time to time because
                                      of events and because of mistakes.  My views
                                      change as economic, political, and
                                      technological changes occur both on and
                                      sometimes off our planet.  It is imperative
                                      that you be willing to change your thoughts to
                                      meet new conditions.


                                      Rule #2: Take your temperament into account.
                                      Recognize whether you are by nature very speculative or just the opposite - fearful, timid of taking risks. But in any event --

       Diversify your investments,    Rule #3: Be broad-gauged. Diversify your
       make sure that some of your    investments, make sure that some of your
       principal is kept safe, and    principal is kept safe, and try to increase
       try to increase your income    your income as well as your capital.
       as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]






                                      Rule #4: Always remember there are many ways to
                                      skin a cat! Ben Graham and David Dodd did it by
                                      understanding basic values.  Warren Buffet
                                      invested his portfolio in a handful of long-
                                      term holdings, while staying involved with the
                                      companies' managements.  Peter Lynch chose to
                                      understand, first-hand, the products of many
                                      hundreds of the companies he invested in.
                                      George Soros showed his genius as a hedge fund
                                      investor who could decipher world currency
                                      trends.  Each has been successful in his own
                                      way. But to be successful, remember to



                                        - 2 -








                                      Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                              A. Dig for yourself.
                                              B. Be from Missouri.
                                              C. If it sounds too good to be true,
                                              it probably is.


                                      IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                      GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW THE
                                      MARKET BEHAVES?

                                      Every decade that I've been involved with Wall
                                      Street has a nuance of its own, an economic and
                                      social climate that influences investors.  But
                                      generally, bull markets tend to be longer than
                                      bear markets, and stock prices tend to go up
                                      more slowly and erratically than they go down.
                                      Bear markets tend to be shorter and of greater
                                      intensity.  The market rarely rises or declines
                                      concurrently with business cycles longer than
                                      six months.

                                      AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                      DEFINE VALUE INVESTING?

                                      Value investing means finding the best values -
                                      - either absolute or relative.  Absolute means
                                      a stock has a low market price relative to its
                                      own fundamentals.  Relative value means the
                                      price is attractive relative to the market as a
                                      whole.

                                      COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                      A classic example is a company that has a low
                                      price to earnings ratio, a low price to book
                                      ratio, free cash flow, a strong balance sheet,
                                      undervalued corporate assets, unrecognized
                                      earnings turnaround and is selling at a
                                      discount to private market value.

                                      These characteristics usually lead to companies
                                      that are under-researched and have a high
                                      degree of inside ownership and entrepreneurial
                                      management.



                                        - 3 -






                                      One of my colleagues at Neuberger & Berman says
                                      he finds his value stocks either "under a
                                      cloud" or "under a rock."  "Under a cloud"
                                      stocks are those Wall Street in general doesn't
                                      like, because an entire industry is out of
                                      favor and even the good stocks are being
                                      dropped.  "Under a rock" stocks are those Wall
                                      Street is ignoring, so you have to uncover them
                                      on your own.

                                      ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE
                                      STOCKS?


                                      I'm more interested in longer-term trends in
                                      earnings than short-term trends.  Earnings
                                      gains should be the product of long-term
                                      strategies, superior management, taking
                                      advantage of business opportunities and so on.
                                      If these factors are in their proper place,
                                      short-term earnings should not be of major
                                      concern.  Dividends are an important extra
                                      because, if they're stable, they help support
                                      the price of the stock.

                                      WHAT ABOUT SELLING STOCKS?

                                      Most individual investors should invest for the
                                      long term but not mindlessly.  A sell
                                      discipline, often neglected by investors, is
                                      vitally important.

       "One should fall in love       One should fall in love with ideas, with
       with ideas, with people or     people, or with idealism.  But in my book, the
       with idealism.  But in my      last thing to fall in love with is a particular
       book, the last thing to        security. It is after all just a sheet of paper
       fall in love with is a         indicating a part ownership in a corporation
       particular security."          and its use is purely mercenary.  If you must
                                      love a security, stay in love with it until it
                                      gets overvalued; then let somebody else fall in
                                      love.



                                                [PICTURE OF ROY NEUBERGER]








                                        - 4 -






                                      ANY OTHER ADVICE FOR INVESTORS?

                                      I firmly believe that if you want to manage
                                      your own money, you must be a student of the
                                      market.  If you're unwilling or unable to do
                                      that, find someone else to manage your money
                                      for you.  Two options are a well-managed no-
                                      load mutual fund or, if you have enough assets
                                      for separate account management, a money
                                      manager you trust with a good record.


                                      HOW WOULD YOU DESCRIBE YOUR PERSONAL INVESTING
                                      STYLE?

                                      Every stock I buy is bought to be sold.  The
                                      market is a daily event, and I continually
                                      review my holdings looking for selling
                                      opportunities.  I take a profit occasionally on
                                      something that has gone up in price over what
                                      was expected and simultaneously take losses
                                      whenever misjudgment seems evident. This
                                      creates a reservoir of buying power that can be
                                      used to make fresh judgments on what are the
                                      best values in the market at that time. My
                                      active investing style has worked well for me
                                      over the years, but for most investors I
                                      recommend a longer-term approach.

                                      I tend not to worry very must about the day to
                                      day swings of the market, which are very hard
                                      to comprehend.  Instead, I try to be rather
                                      clever in diagnosing values and trying to win
                                      70 to 80 percent of the time.

                                      YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                      EXPERIENCE WITH THE "GREAT CRASH"?
















                                        - 5 -






                                      The only money I managed in the Panic of 1929
                                      was my own.  My portfolio was down about 12
                                      percent, and I had an uneasy feeling about the
                                      market and conditions in general.  Those were
                                      the days of 10 percent margin.  I studied the
                                      lists carefully for a stock that was overvalued
                                      in my opinion and which I could sell short as a
                                      hedge. I came across RCA at about $100 per
                                      share.  It had recently split 5 for 1 and
                                      appeared overvalued.  There were no dividends,
                                      little income, a low net worth and a weak
                                      financial position.  I sold RCA short in the
                                      amount equal to the dollar value of my long
                                      portfolio.  It proved to be a timely and
                                      profitable move.

                                      HOW DID THE CRASH OF 1929 AFFECT YOUR INVESTING
                                      STYLE?


                                      I am prematurely bearish when the market goes
                                      up for a long time and everybody is happy
                                      because they are richer.  I am very bullish
                                      when the market has gone down perceptibly and I
                                      feel it has discounted any troubles we are
                                      going to have.

                                      HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO
                                      MARKET BEHAVIOR?

                                      There are many factors in addition to economic
                                      statistics or security analysis in a buy or
                                      sell decision.  I believe psychology plays an
                                      important role in the Market.  Some people
                                      follow the crowd in hopes they'll be swept
                                      along in the right direction, but if the crowd
                                      is late in acting, this can be a bad move.

                                      I like to be contrary.  When things look bad, I
                                      become optimistic. When everything looks rosy,
                                      and the crowd is optimistic, I like to be a
                                      seller.  Sometimes I'm too early, but I
                                      generally profit.

                                      AS A RENOWNED ART COLLECTOR, DO YOU FIND
                                      SIMILARITIES BETWEEN SELECTING STOCKS AND
                                      SELECTING WORKS OF ART?






                                        - 6 -






                                      Both are an art, although picking stocks is a
                                      minor art compared with painting, sculpture or
       "When things look bad, I       literature.  I started buying art in the 30s,
       become optimistic.  When       and in the 40s it was a daily, almost hourly
       everything looks rosy, and     occurrence.  My inclination to buy the works of
       the crowd is optimistic, I     living artists comes from Van Gogh, who sold
       like to be a seller."          only one painting during his lifetime.  He died
                                      in poverty, only then to become a legend and
                                      have his work sold for millions of dollars.




                                                [PICTURE OF ROY NEUBERGER]


                                      There are more variables to consider now in
                                      both buying art and picking stocks.  In the
                                      modern stock markets, the heavy use of futures
                                      and options has changed the nature of the
                                      investment world.  In past times, the stock
                                      market was much less complicated, as was the
                                      art world.

                                      Artists rose and fell on their own merits
                                      without a lot of publicity and attention.  As
                                      more and more dealers are involved with
                                      artists, the price of their work becomes
                                      inflated.  So I almost always buy works of
                                      unknown, relatively undiscovered artists,
                                      which, I suppose is similar to value investing.

                                      But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.
















                                        - 7 -






                                      WHAT DO YOU CONSIDER THE BUSINESS MILESTONES IN
                                      YOUR LIFE?

                                      Being a founder of Neuberger & Berman and
                                      creating one of the first no-load mutual funds.
                                      I started on Wall Street in 1929, and during
                                      the depression I managed my own money and that
                                      of my clientele.  We all prospered, but I
                                      wanted to have my own firm.  In 1939 I became a
                                      founder of Neuberger & Berman, and for about 10
                                      years we managed money for individuals with
                                      substantial financial assets.  But I also
                                      wanted to offer the smaller investor the
                                      benefits of professional money management, so
                                      in 1950 I created the Guardian Mutual Fund (now
                                      known as the Neuberger & Berman Guardian Fund).
                                      The Fund was kind of an innovation in its time
                                      because it didn't charge a sales commission.  I
                                      thought the public was being overcharged for
                                      mutual funds, so I wanted to create a fund that
                                      would be offered directly to the public without
                                      a sales charge.  Now of course the "no-load"
                                      fund business is a huge industry.  I managed
                                      the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                      YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                      THE OFFICE EVERY DAY TO MANAGE YOUR
                                      INVESTMENTS.  WHY?

                                      I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.

                                      WHAT CLOSING WORDS OF ADVICE DO YOU HAVE ABOUT
                                      INVESTING?

                                      Realize that there are opportunities at all
                                      times for the adventuresome investor.  And stay
                                      in good physical condition.  It's a strange
                                      thing.  You do not dissipate your energies by
                                      using them.  Exercise your body and your brain
                                      every day, and you'll do better in investments
                                      and in life.






                                        - 8 -






                                      ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                      Roy Neuberger is a founder of the investment
                                      management firm Neuberger & Berman, and a
                                      renowned value investor.  He is also a
                                      recognized collector of contemporary American
                                      art, much of which he has given away to museums
                                      and colleges across the country.

                                              During the 1920s, Roy studied art in
                                      Paris.  When he realized he didn't possess the
                                      talent to become an artist, he decided to
                                      collect art, and to support this passion, Roy
                                      turned to investing -- a pursuit for which his
                                      talents have proven more than adequate.


                                      A TALENT FOR INVESTING

                                              Roy began his investment career by
                                      joining a brokerage firm in 1929, seven months
                                      before the "Great Crash."  Just weeks before
                                      "Black Monday," he shorted the stock of RCA,
                                      thinking it was overvalued.  He profited from
                                      the falling market and gained a reputation for
                                      market prescience and stock selection that has
                                      lasted his entire career.

                                      NEUBERGER & BERMAN'S FOUNDING

                                              Roy's investing acumen attracted many
                                      people who wished to have him manage their
                                      money.  In 1939, at the age of 36, after
                                      purchasing a seat on the New York Stock
                                      Exchange, Roy founded Neuberger & Berman to
                                      provide money management services to people who
                                      lacked the time, interest or expertise to
                                      manage their own assets.















                                        - 9 -






                                      NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                      GROWTH

                                              Neuberger & Berman has grown through
                                      the years and now manages approximately $30
                                      billion of equity and fixed income assets, both
                                      domestic and international, for individuals,
                                      institutions, and its family of no-load mutual
                                      funds.  Today, as when the firm was founded,
                                      Neuberger & Berman follows a value approach to
                                      investing, designed to enable clients to
                                      advance in good markets and minimize losses
                                      when conditions are less favorable.















                                              For more complete information about
                                              the Neuberger & Berman Guardian Fund,
                                              including fees and expenses, call
                                              Neuberger & Berman Management at 800-
                                              877-9700 for a free prospectus.
                                              Please read it carefully, before you
                                              invest or send money.


















                                        - 10 -
























                                                       Neuberger & Berman Management
                                                       Inc.[SERVICE MARK]

                                                               605 Third Avenue, 2nd
                                                               Floor
                                                               New York, NY  10158-
                                                               0006
                                                               Shareholder Services
                                                               (800) 877-9700

                                                               [COPYRIGHT
                                                               SYMBOL]1995 Neuberger
                                                               & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS



                           NEUBERGER & BERMAN EQUITY FUNDS
                    POST-EFFECTIVE AMENDMENT NO. 74 ON FORM N-1A

                                       PART C

                                  OTHER INFORMATION

     Item 24.         Financial Statements and Exhibits.

     (a)      Financial Statements:

              The audited financial statements contained in the Annual Reports to Shareholders of the Registrant for the fiscal year ended August 31, 1995, for Neuberger & Berman Equity Funds (with respect to Neuberger & Berman Focus Fund, Neuberger & Berman Genesis Fund, Neuberger & Berman Guardian Fund, Neuberger & Berman International Fund, Neuberger & Berman Manhattan Fund, Neuberger & Berman Partners Fund, and Neuberger & Berman Socially Responsive Fund), Equity Managers Trust (with respect to Neuberger & Berman Focus Portfolio, Neuberger & Berman Genesis Portfolio, Neuberger & Berman Guardian Portfolio, Neuberger & Berman Manhattan Portfolio, Neuberger & Berman Partners Portfolio, and Neuberger & Berman Socially Responsive Portfolio) and Global Managers Trust (with respect to Neuberger & Berman International Portfolio) and the reports of the independent auditors/accountants are incorporated into the Statement of Additional Information by reference.

              Included in Part A of this Post-Effective Amendment:

                      FINANCIAL  HIGHLIGHTS  for   Neuberger  &
                      Berman  Focus  Fund,  Neuberger &  Berman
                      Genesis   Fund,   Neuberger    &   Berman
                      Guardian   Fund,   Neuberger   &   Berman
                      International  Fund, Neuberger  &  Berman
                      Manhattan   Fund,  Neuberger   &   Berman
                      Partners  Fund,  and  Neuberger &  Berman
                      Socially   Responsive   Fund,   for   the
                      periods indicated therein.

     (b)      Exhibits:

                      Exhibit
                      Number              Description


                      (1)      (a)     Certificate  of  Trust.   Incorporated by
                                       Reference  to   Post-Effective  Amendment
                                       No.  70   to  Registrant's   Registration
                                       Statement,  File  Nos.  2-11357 and  811-
                                       582, Edgar  Accession No.  0000898432-95-
                                       000314.

                               (b) Trust Instrument of Neuberger & Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement,
                                       File  Nos.  2-11357  and  811-582,  Edgar
                                       Accession No. 0000898432-95-000314.

                               (c) Schedule A - Current Series of Neuberger & Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582, Edgar Accession No. 0000898432-95-
                                       000314.

                      (2) By-laws of Neuberger & Berman Equity Funds. Incorporated by Reference to
                                       Post-Effective   Amendment  No.   70   to
                                       Registrant's   Registration    Statement,
                                       File  Nos.  2-11357  and  811-582,  Edgar
                                       Accession No. 0000898432-95-000314.

                      (3)              Voting Trust Agreement.  None.

                      (4)              Specimen        Share        Certificate.
                                       Incorporated   by  Reference   to   Post-
                                       Effective    Amendment    No.    66    to
                                       Registrant's   Registration    Statement,
                                       File Nos. 2-11357 and 811-582.

                      (5)      (a)     (i)      Management   Agreement   Between
                                                Equity   Managers    Trust   and
                                                Neuberger  &  Berman  Management
                                                Incorporated.   Incorporated  by
                                                Reference    to   Post-Effective
                                                Amendment No. 70 to Registrant's
                                                Registration   Statement,   File
                                                Nos. 2-11357  and 811-582, Edgar
                                                Accession   No.   0000898432-95-
                                                000314.

                                       (ii)     Schedule A  - Series  of  Equity
                                                Managers Trust Currently Subject
                                                to  the   Management  Agreement.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment No.  70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar  Accession   No.
                                                0000898432-95-000314.

                                       (iii)    Schedule   B   -   Schedule   of
                                                Compensation      Under      the
                                                Management            Agreement.
                                                Incorporated  by  Reference   to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                               (b)     (i)      Sub-Advisory  Agreement  Between
                                                Neuberger  &  Berman  Management
                                                Incorporated  and  Neuberger   &
                                                Berman,  L.P.  with  Respect  to
                                                Equity      Managers      Trust.
                                                Incorporated  by  Reference   to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                                       (ii)     Schedule A  - Series  of  Equity
                                                Managers Trust Currently Subject
                                                to the  Sub-Advisory  Agreement.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                               (c)     (i)      Management   Agreement   Between
                                                Global   Managers   Trust    and
                                                Neuberger  &  Berman  Management
                                                Incorporated.  Filed herewith.

                                       (ii)     Schedule A  - Series  of  Global
                                                Managers Trust Currently Subject
                                                to  the  Management   Agreement.
                                                Filed herewith.

                                       (iii)    Schedule   B   -   Schedule   of
                                                Compensation      Under      the
                                                Management  Agreement.     Filed
                                                herewith.

                               (d)     (i)      Sub-Advisory  Agreement  Between
                                                Neuberger  &  Berman  Management
                                                Incorporated  and   Neuberger  &
                                                Berman,  L.P.  with  Respect  to

                                                Global  Managers  Trust.   Filed
                                                herewith.

                                       (ii)     Schedule A  - Series  of  Global
                                                Managers Trust Currently Subject
                                                to  the  Sub-Advisory Agreement.
                                                Filed herewith.

                      (6)      (a)     Distribution Agreement  Between Neuberger
                                       &  Berman  Equity Funds  and  Neuberger &
                                       Berman      Management      Incorporated.
                                       Incorporated   by  Reference   to   Post-
                                       Effective    Amendment    No.    70    to
                                       Registrant's   Registration    Statement,
                                       File  Nos.  2-11357  and  811-582,  Edgar
                                       Accession No. 0000898432-95-000314.

                               (b) Schedule A - Series of Neuberger & Berman Equity Funds Currently Subject to
                                       the        Distribution        Agreement.
                                       Incorporated   by  Reference   to   Post-
                                       Effective    Amendment    No.    70    to
                                       Registrant's   Registration    Statement,
                                       File  Nos.  2-11357  and  811-582,  Edgar
                                       Accession No. 0000898432-95-000314.

                      (7)              Bonus,  Profit Sharing  or Pension Plans.
                                       None.

                      (8)      (a)     Custodian  Contract Between  Neuberger  &
                                       Berman  Equity  Funds  and  State  Street
                                       Bank and Trust Company.  Filed herewith.

                               (b) Schedule A - Approved Foreign Banking Institutions and Securities Depositories Under the Custodian Contract. To be Filed by Amendment.

                               (c) Schedule B - Approved Foreign Banking Institutions and Securities Depositories under the Custodian Contract with Respect to Neuberger & Berman International Fund. To be Filed by Amendment.

                      (9)      (a)     (i)      Transfer     Agency    Agreement
                                                Between   Neuberger   &   Berman
                                                Equity  Funds  and State  Street
                                                Bank    and    Trust    Company.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration

                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                                       (ii)     Agreement  Between  Neuberger  &
                                                Berman  Equity  Funds and  State
                                                Street  Bank  and Trust  Company
                                                Adding   Neuberger    &   Berman
                                                International    Fund    as    a
                                                Portfolio   Governed   by    the
                                                Transfer    Agency    Agreement.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment No.  70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar  Accession   No.
                                                0000898432-95-000314.

                                       (iii)    First  Amendment   to   Transfer
                                                Agency  and   Service  Agreement
                                                Between   Neuberger   &   Berman
                                                Equity  Funds  and State  Street
                                                Bank    and    Trust    Company.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment No.  70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar  Accession   No.
                                                0000898432-95-000314.

                               (b)     (i)      Administration Agreement Between
                                                Neuberger &  Berman Equity Funds
                                                and    Neuberger     &    Berman
                                                Management         Incorporated.
                                                Incorporated  by   Reference  to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                                       (ii)     Schedule A - Series of Neuberger
                                                & Berman  Equity Funds Currently
                                                Subject  to  the  Administration
                                                Agreement.      Incorporated  by
                                                Reference    to   Post-Effective
                                                Amendment No. 71 to Registrant's
                                                Registration   Statement,   File
                                                Nos. 2-11357  and 811-582, Edgar
                                                Accession   No.   0000898432-95-
                                                000347.

                                       (iii)    Schedule   B   -   Schedule   of
                                                Compensation      Under      the
                                                Administration        Agreement.
                                                Incorporated  by  Reference   to
                                                Post-Effective Amendment  No. 70
                                                to   Registrant's   Registration
                                                Statement, File Nos. 2-11357 and
                                                811-582,  Edgar   Accession  No.
                                                0000898432-95-000314.

                      (10) Opinion and Consent of Kirkpatrick & Lockhart LLP on Securities Matters. Incorporated by Reference to Registrant's Rule 24f-2 Notice for the Fiscal Year Ended August 31, 1995, File Nos. 2-11357 and 811-582, Edgar
                                       Accession No. 0000898432-95-000341.

                      (11)     (a)     Consent    of   Ernst    &   Young   LLP,
                                       Independent Auditors.  Filed herewith.

                               (b) Consent of Ernst & Young, Independent Auditors. Filed herewith.

                               (c)     Consent  of  Coopers  &  Lybrand  L.L.P.,
                                       Independent    Accountants.         Filed
                                       herewith.

                      (12)             Financial    Statements   Omitted    from
                                       Prospectus.  None.

                      (13)             Letter of Investment Intent.  None.

                      (14)             Prototype Retirement Plan.  None.

                      (15)             Plan Pursuant to Rule 12b-1.  None.

                      (16) Schedule of Computation of Performance Quotations. Incorporated by Reference to Post-Effective Amendments Nos. 61 and 67 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582.

                      (17)             Financial   Data    Schedule.       Filed
                                       herewith.

                      (18)             Plan Pursuant to Rule 18f-3.  None.

     Item 25.         Persons  Controlled  By  or  Under   Common  Control  with
                      Registrant.

                      No person is controlled by or under common control with the Registrant. (Registrant is organized in a master/feeder fund structure, and technically may be considered to control the master funds in which it invests, Equity Managers Trust and Global Managers Trust.)

     Item 26.         Number of Holders of Securities.

                      The following information is given as of November 30, 1995.

                                                         Number of
                 Title of Class                          Record Holders
                 --------------                          --------------

                 Shares of beneficial
                 interest, $0.001 par value, of:
                 Neuberger & Berman Focus Fund                   34,448
                 Neuberger & Berman Genesis Fund                  6,934
                 Neuberger & Berman Guardian Fund               119,881
                 Neuberger & Berman International Fund            2,073
                 Neuberger & Berman Manhattan Fund               45,668
                 Neuberger & Berman Partners Fund                54,083
                 Neuberger & Berman Socially                        683
                   Responsive Fund


     Item 27.         Indemnification.

                      A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

              Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

              Section 9 of the Management Agreements between Neuberger & Berman Management Incorporated ("N&B Management") and Equity Managers Trust and Global Managers Trust (Equity Managers Trust and Global Managers Trust are collectively referred to as the "Managers Trusts") provide that neither N&B Management nor any director, officer or employee of N&B Management performing services for the series of the Managers Trusts at the direction or request of N&B Management in connection with N&B Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed (i) to protect N&B Management against any liability to the Managers Trusts or any series thereof or their interest holders to which N&B Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of N&B Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of N&B Management who is or was a trustee or officer of the Managers Trusts against any liability to the Managers Trusts or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Managers Trusts.

              Section 1 of the Sub-Advisory Agreements between N&B Management and Neuberger & Berman, L.P. ("Neuberger & Berman") with respect to the Managers Trusts provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger & Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Managers Trusts or their interest holders in connection with the matters to which the Agreements relate.

              Section 12 of the Administration Agreement between the Registrant and N&B Management provides that N&B Management will not be liable to the Registrant for any action taken or omitted to be taken by N&B Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence  or misconduct  on the part  of N&B  Management, or  its employees, agents or contractors. Section 13 of the Administration Agreement provides that the Registrant shall indemnify N&B Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by N&B Management that result from: (i) any claim, action, suit or proceeding in connection with N&B Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by N&B Management in the performance of its obligations under the Agreement; or (iii) any action of N&B Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that N&B Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of N&B Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 14 of the Administration Agreement provides that N&B Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from:
     (i) N&B Management's failure  to comply with the terms of the Agreement; or
     (ii) N&B Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of N&B Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than N&B Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of N&B Management, any affiliated person of N&B Management, or any affiliated person of an affiliated person of N&B Management.

              Section 11 of the Distribution Agreement between the Registrant and N&B Management provides that N&B Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


     Item 28.         Business   and  Other  Connections  of  Adviser  and  Sub-
     Adviser.

              There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of N&B Management and each partner of Neuberger & Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


       NAME                             BUSINESS AND OTHER CONNECTIONS
       -----                            ------------------------------

       Claudia A. Brandon               Secretary, Neuberger & Berman Advisers
       Vice President,                  Management Trust (Delaware business trust);
       N&B Management                   Secretary, Advisers Managers Trust; Secretary,
                                        Neuberger & Berman Advisers Management Trust
                                        (Massachusetts business trust) (1); Secretary,
                                        Neuberger & Berman Income Funds; Secretary,
                                        Neuberger & Berman Income Trust; Secretary,
                                        Neuberger & Berman Equity Funds; Secretary,
                                        Neuberger & Berman Equity Trust; Secretary,
                                        Income Managers Trust; Secretary, Equity
                                        Managers Trust; Secretary, Global Managers
                                        Trust; Secretary, Neuberger & Berman Equity
                                        Assets.















                                        - 21 -






       NAME                             BUSINESS AND OTHER CONNECTIONS
       -----                            ------------------------------

       Stacy Cooper-Shugrue             Assistant Secretary, Neuberger & Berman Advisers
       Assistant Vice President,        Management Trust (Delaware business trust);
       N&B Management                   Assistant Secretary, Advisers Managers Trust;
                                        Assistant Secretary, Neuberger & Berman Advisers
                                        Management Trust (Massachusetts business trust)
                                        (1); Assistant Secretary, Neuberger & Berman
                                        Income Funds; Assistant Secretary, Neuberger &
                                        Berman Income Trust; Assistant Secretary,
                                        Neuberger & Berman Equity Funds; Assistant
                                        Secretary, Neuberger & Berman Equity Trust;
                                        Assistant Secretary, Income Managers Trust;
                                        Assistant Secretary, Equity Managers Trust;
                                        Assistant Secretary, Global Managers Trust;
                                        Assistant Secretary, Neuberger & Berman Equity
                                        Assets.

       Robert Cresci                    Assistant Portfolio Manager, BNP-N&B Global
       Assistant Vice President,        Asset Management L.P. (joint venture of
       N&B Management                   Neuberger & Berman and Banque Nationale de
                                        Paris) (2); Assistant Portfolio Manager,
                                        Vontobel (Swiss bank) (3).

       Stanley Egener                   Chairman of the Board and Trustee, Neuberger &
       President and Director,          Berman Advisers Management Trust (Delaware
       N&B Management; General          business trust); Chairman of the Board and
       Partner, Neuberger & Berman      Trustee, Advisers Managers Trust; Chairman of
                                        the Board and Trustee, Neuberger & Berman
                                        Advisers Management Trust (Massachusetts
                                        business trust) (1); Chairman of the Board and
                                        Trustee, Neuberger & Berman Income Funds;
                                        Chairman of the Board and Trustee, Neuberger &
                                        Berman Income Trust; Chairman of the Board and
                                        Trustee, Neuberger & Berman Equity Funds;
                                        Chairman of the Board and Trustee, Neuberger &
                                        Berman Equity Trust; Chairman of the Board and
                                        Trustee, Income Managers Trust; Chairman of the
                                        Board and Trustee, Equity Managers Trust;
                                        Chairman of the Board and Trustee, Global
                                        Managers Trust; Chairman of the Board and
                                        Trustee, Neuberger & Berman Equity Assets.

       Robert I. Gendelman              Senior Portfolio Manager, Harpel Advisors (4).
       Assistant Vice President,
       N&B Management






                                        - 22 -






       NAME                             BUSINESS AND OTHER CONNECTIONS
       -----                            ------------------------------

       Theodore P. Giuliano             Executive Vice President and Trustee,
       Vice President, N&B Management   Neuberger & Berman Income Funds (6); Executive
       (5); General Partner,            Vice President and Trustee, Neuberger & Berman
       Neuberger & Berman               Income Trust (6); Executive Vice President and
                                        Trustee, Income Managers Trust (6).

       Theresa A. Havell                President and Trustee, Neuberger & Berman Income
       Vice President and Director,     Funds; President and Trustee, Neuberger & Berman
       N&B Management; General          Income Trust; President and Trustee, Income
       Partner, Neuberger & Berman      Managers Trust

       C. Carl Randolph                 Assistant Secretary, Neuberger & Berman Advisers
       General Partner, Neuberger &     Management Trust (Delaware business trust);
       Berman                           Assistant Secretary, Advisers Managers Trust;
                                        Assistant Secretary, Neuberger & Berman Advisers
                                        Management Trust (Massachusetts business trust)
                                        (1); Assistant Secretary, Neuberger & Berman
                                        Income Funds; Assistant Secretary, Neuberger &
                                        Berman Income Trust; Assistant Secretary,
                                        Neuberger & Berman Equity Funds; Assistant
                                        Secretary, Neuberger & Berman Equity Trust;
                                        Assistant Secretary, Income Managers Trust;
                                        Assistant Secretary, Equity Managers Trust;
                                        Assistant Secretary, Global Managers Trust;
                                        Assistant Secretary, Neuberger & Berman Equity
                                        Assets.

       Felix Rovelli                    Senior Vice President-Senior Equity Portfolio
       Vice President, N&B Management   Manager, BNP-N&B Global Asset Management L.P.
                                        (joint venture of Neuberger & Berman and Banque
                                        Nationale de Paris) (2); Portfolio Manager,
                                        Vontobel (Swiss bank) (7).

       Richard Russell                  Treasurer, Neuberger & Berman Advisers
       Vice President, N&B Management   Management Trust (Delaware business trust);
                                        Treasurer, Advisers Managers Trust; Treasurer,
                                        Neuberger & Berman Advisers Management Trust
                                        (Massachusetts business trust) (1); Treasurer,
                                        Neuberger & Berman Income Funds; Treasurer,
                                        Neuberger & Berman Income Trust; Treasurer,
                                        Neuberger & Berman Equity Funds; Treasurer,
                                        Neuberger & Berman Equity Trust; Treasurer,
                                        Income Managers Trust; Treasurer, Equity
                                        Managers Trust; Treasurer, Global Managers
                                        Trust; Treasurer, Neuberger & Berman Equity
                                        Assets.




                                        - 23 -






       NAME                             BUSINESS AND OTHER CONNECTIONS
       -----                            ------------------------------

       Daniel J. Sullivan               Vice President, Neuberger & Berman Advisers
       Senior Vice President,           Management Trust (Delaware business trust); Vice
       N&B Management                   President, Advisers Managers Trust; Vice
                                        President, Neuberger & Berman Advisers
                                        Management Trust (Massachusetts business trust)
                                        (1); Vice President, Neuberger & Berman Income
                                        Funds; Vice President, Neuberger & Berman Income
                                        Trust; Vice President, Neuberger & Berman Equity
                                        Funds; Vice President, Neuberger & Berman Equity
                                        Trust; Vice President, Income Managers Trust;
                                        Vice President, Equity Managers Trust; Vice
                                        President, Global Managers Trust; Vice
                                        President, Neuberger & Berman Equity Assets.

       Susan Switzer                    Portfolio Manager, Mitchell Hutchins Asset
       Assistant Vice President,        Management Inc., 1285 Avenue of the Americas,
       N&B Management                   New York, New York 10019 (8).

       Michael J. Weiner                Vice President, Neuberger & Berman Advisers
       Senior Vice President and        Management Trust (Delaware business trust); Vice
       Treasurer, N&B Management        President, Advisers Managers Trust; Vice
                                        President, Neuberger & Berman Advisers
                                        Management Trust (Massachusetts business trust)
                                        (1); Vice President, Neuberger & Berman Income
                                        Funds; Vice President, Neuberger & Berman Income
                                        Trust; Vice President, Neuberger & Berman Equity
                                        Funds; Vice President, Neuberger & Berman Equity
                                        Trust; Vice President, Income Managers Trust;
                                        Vice President, Equity Managers Trust; Vice
                                        President, Global Managers Trust; Vice
                                        President, Neuberger & Berman Equity Assets.

       Lawrence Zicklin                 President and Trustee, Neuberger & Berman
       Director, N&B Management;        Advisers Management Trust (Delaware business
       General Partner, Neuberger &     trust); President and Trustee, Advisers Managers
       Berman                           Trust; President and Trustee, Neuberger & Berman
                                        Advisers Management Trust (Massachusetts
                                        business trust) (1); President and Trustee,
                                        Neuberger & Berman Equity Funds; President and
                                        Trustee, Neuberger & Berman Equity Trust;
                                        President and Trustee, Equity Managers Trust;
                                        President, Global Managers Trust; President and
                                        Trustee, Neuberger & Berman Equity Assets

                      The principal address of N&B Management, Neuberger & Berman, BNP-N&B Global Asset Management L.P. and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158. Other addresses to be provided by amendment.
     ________________________

     (1)      Until April 30, 1995.
     (2)      Until October 31, 1995.
     (3)      Until May 1994.
     (4)      Until 1993.
     (5)      Until November 4, 1994.
     (6)      Until June 22, 1994.
     (7)      Until April 1994.
     (8)      Until 1994.


     Item 29.         Principal Underwriters.

                      (a) N&B Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

                      Neuberger & Berman Advisers Management Trust
                      Neuberger & Berman Equity Assets
                      Neuberger & Berman Equity Trust
                      Neuberger & Berman Income Funds
                      Neuberger & Berman Income Trust

                      N&B Management is also the investment manager to the master funds in which the above-named investment companies invest.

                      (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.


                                  POSITIONS AND OFFICES            POSITIONS AND OFFICES WITH
       NAME                       WITH UNDERWRITER                 REGISTRANT
       ----                       ---------------------            ----------------------

       Claudia A. Brandon         Vice President                   Secretary

       Patrick T. Byrne           Assistant Vice President         None

       Richard A. Cantor          Chairman of the Board and        None
                                  Director
       Robert Conti               Assistant Vice President         None


                                        - 25 -







                                  POSITIONS AND OFFICES            POSITIONS AND OFFICES WITH
       NAME                       WITH UNDERWRITER                 REGISTRANT
       ----                       ---------------------            ----------------------

       Stacy Cooper-Shugrue       Assistant Vice President         Assistant Secretary
       Robert Cresci              Assistant Vice President         None

       William Cunningham         Vice President                   None

       Barbara DiGiorgio          Assistant Vice President         None
       Roberta D'Orio             Assistant Vice President         None

       Stanley Egener             President and Director           Chairman of the Board of Trustees
                                                                   (Chief Executive Officer)
       Robert I. Gendelman        Assistant Vice President         None

       Mark R. Goldstein          Vice President                   None

       Farha-Joyce Haboucha       Vice President                   None
       Theresa A. Havell          Vice President and Director      None

       Leslie Holliday-Soto       Assistant Vice President         None
       Michael M. Kassen          Vice President                   None

       Irwin Lainoff              Director                         None

       Michael Lamberti           Vice President                   None
       Josephine Mahaney          Vice President                   None

       Carmen G. Martinez         Assistant Vice President         None
       Lawrence Marx III          Vice President                   None

       Ellen Metzger              Vice President and Secretary     None

       Paul Metzger               Assistant Vice President         None
       Janet W. Prindle           Vice President                   None

       Felix Rovelli              Vice President                   None
       Richard Russell            Vice President                   Treasurer (Principal Accounting
                                                                   Officer)

       Marvin C. Schwartz         Director                         None

       Kent C. Simons             Vice President                   None
       Frederick B. Soule         Vice President                   None

       Daniel J. Sullivan         Senior Vice President            Vice President
       Susan Switzer              Assistant Vice President         None

       Andrea Trachtenberg        Vice President of Marketing      None


                                        - 26 -







                                  POSITIONS AND OFFICES            POSITIONS AND OFFICES WITH
       NAME                       WITH UNDERWRITER                 REGISTRANT
       ----                       ---------------------            ----------------------

       Judith M. Vale             Vice President                   None
       Clara Del Villar           Vice President                   None

       Susan Walsh                Assistant Vice President         None

       Michael J. Weiner          Senior Vice President and        Vice President
                                  Treasurer                        (Principal Financial Officer)
       Celeste Wischerth          Assistant Vice President         None

       Thomas Wolfe               Vice President                   None
       Lawrence Zicklin           Director                         Trustee and President


                      (c)      No  commissions   or  other   compensation   were
     received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

     Item 30.         Location of Accounts and Records.

                      All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

                      All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to Equity Managers Trust are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for Equity Managers Trust's Trust Instrument and By-laws, minutes of meetings of Equity
     Managers Trust's Trustees and shareholders and Equity Managers Trust's policies and contracts, which are maintained at the offices of the Equity Managers Trust, 605 Third Avenue, New York, New York 10158.

                      All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to Global Managers Trust are maintained at the offices of State Street Cayman Trust Company, Ltd.,
     Elizabethan Square, P.O. Box 1984, George Town, Grand Cayman, Cayman Islands, BWI.

     Item 31.         Management Services

                      Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.


     Item 32.         Undertakings

                      Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders of Neuberger & Berman Focus, Neuberger & Berman Genesis, Neuberger & Berman Guardian, Neuberger & Berman Manhattan, Neuberger & Berman Partners, and Neuberger & Berman Socially Responsive Funds and/or a copy of Registrant's latest annual report to shareholders of Neuberger & Berman International Fund, upon request and without charge.

                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NEUBERGER & BERMAN EQUITY FUNDS certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 74 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 15th day of December, 1995

                                       NEUBERGER & BERMAN EQUITY FUNDS

                                            /s/ Lawrence Zicklin
                                         By:______________________
                                            Lawrence Zicklin
                                            President

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 74 has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                                  TITLE                             DATE

       /s/ Faith Colish
       ___________________*                       Trustee                           December 15, 1995
       Faith Colish

       /s/ Donald M. Cox
       ___________________*                       Trustee                           December 15, 1995
       Donald M. Cox


       /s/ Stanley Egener                         Chairman of the                   December 15, 1995
       ___________________                         Board and Trustee
       Stanley Egener                              (Chief Executive
                                                   Officer)

       /s/ Howard A. Mileaf
       ___________________*                       Trustee                           December 15, 1995
       Howard A. Mileaf

       /s/ Edward I. O'Brien
       ___________________*                       Trustee                           December 15, 1995
       Edward I. O'Brien

       /s/ John T. Patterson, Jr.
       ___________________*                       Trustee                           December 15, 1995
       John T. Patterson, Jr.






       SIGNATURE                                  TITLE                             DATE

       /s/ John P. Rosenthal
       ___________________*                       Trustee                           December 15, 1995
       John P. Rosenthal

       /s/ Cornelius T. Ryan
       ___________________*                       Trustee                           December 15, 1995
       Cornelius T. Ryan

       /s/ Gustave H. Shubert
       ___________________*                       Trustee                           December 15, 1995
       Gustave H. Shubert

       /s/ Alan R. Gruber
       ___________________*                       Trustee                           December 15, 1995
       Alan R. Gruber

       /s/ Lawrence Zicklin
       ___________________                        President and                     December 15, 1995
       Lawrence Zicklin                            Trustee

       /s/ Michael J. Weiner
       ___________________                        Vice President                    December 15, 1995
       Michael J. Weiner                           (Principal
                                                   Financial
                                                   Officer)

       /s/ Richard Russell
       ___________________                        Treasurer                         December 15, 1995
       Richard Russell                             (Principal
                                                   Accounting
                                                   Officer)




     * Signatures affixed by Arthur C. Delibert pursuant to a power of attorney dated October 20, 1993, and filed herewith.

                                  POWER OF ATTORNEY



              NEUBERGER & BERMAN EQUITY FUNDS, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Lawrence Zicklin, Michael J. Weiner, Richard M. Phillips, Alan R. Dynner, Dana L. Platt and Arthur C. Delibert (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, any registration statements on Form N-14, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

              IN WITNESS WHEREOF, NEUBERGER & BERMAN EQUITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals this 20th day of October, 1993.

                                       NEUBERGER & BERMAN EQUITY FUNDS

                                       /s/ Lawrence Zicklin
                                  By:  _________________________________
                                       Lawrence Zicklin, President

     [SEAL]

     ATTEST:

     /s/ Claudia A. Brandon
     ______________________________
     Claudia A. Brandon,
     Secretary

                            SIGNATURE                                                TITLE

       /s/ Stanley Egener
       ______________________________                         Chairman of the Board, Chief Executive Officer, and
       Stanley Egener                                         Trustee

       /s/ Lawrence Zicklin
       ______________________________                         President and Trustee
       Lawrence Zicklin

       /s/ Michael J. Weiner
       ______________________________                         Vice President and Principal Financial Officer
       Michael J. Weiner

       /s/ Richard Russell
       ______________________________                         Treasurer and Principal Accounting Officer
       Richard Russell


       ______________________________                         Trustee(CROSSED OUT) (Retired April 28, 1995)
       Saul G. Cohen(CROSSED OUT)

       /s/ Faith Colish
       ______________________________                         Trustee
       Faith Colish

       /s/ Donald M. Cox
       ______________________________                         Trustee
       Donald M. Cox

       /s/ Alan R. Gruber
       ______________________________                         Trustee
       Alan R. Gruber

       /s/ Howard A. Mileaf
       ______________________________                         Trustee
       Howard A. Mileaf

       /s/ Edward I. O'Brien
       ______________________________                         Trustee
       Edward I. O'Brien


       ______________________________                         Trustee(CROSSED OUT)
       Steven L. Osterweis(CROSSED OUT)                       (Retired April 28, 1995)





                                        - 4 -






                            SIGNATURE                                                TITLE

       /s/ John T. Patterson, Jr.
       ______________________________                         Trustee
       John T. Patterson, Jr.

       /s/ John P. Rosenthal
       ______________________________                         Trustee
       John P. Rosenthal

       /s/ Cornelius T. Ryan
       ______________________________                         Trustee
       Cornelius T. Ryan

       /s/ Gustave H. Shubert
       ______________________________                         Trustee
       Gustave H. Shubert


       ______________________________                         Trustee(CROSSED OUT)
       Albert M. Stone(CROSSED OUT)                           (Retired April 28, 1995)


                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, EQUITY MANAGERS TRUST certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 74 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 15th day of December, 1995

                                EQUITY MANAGERS TRUST

                                            /s/ Lawrence Zicklin
                                         By:______________________
                                            Lawrence Zicklin
                                            President


              Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 74 has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                                  TITLE                             DATE

       /s/ Faith Colish
       ___________________                        Trustee                           December 15, 1995
       Faith Colish

       /s/ Donald M. Cox
       ___________________                        Trustee                           December 15, 1995
       Donald M. Cox


       /s/ Stanley Egener                         Chairman of the                   December 15, 1995
       ___________________                         Board and Trustee
       Stanley Egener                              (Chief Executive
                                                   Officer)

       /s/ Howard A. Mileaf
       ___________________                        Trustee                           December 15, 1995
       Howard A. Mileaf

       /s/ Edward I. O'Brien
       _____________________                      Trustee                           December 15, 1995
       Edward I. O'Brien




                                        - 6 -






       SIGNATURE                                  TITLE                             DATE

       /s/ John T. Patterson, Jr.
       _____________________                      Trustee                           December 15, 1995
       John T. Patterson, Jr.

       /s/ John P. Rosenthal
       _____________________                      Trustee                           December 15, 1995
       John P. Rosenthal

       /s/ Cornelius T. Ryan
       _____________________                      Trustee                           December 15, 1995
       Cornelius T. Ryan

       /s/ Gustave H. Shubert
       ______________________                     Trustee                           December 15, 1995
       Gustave H. Shubert

       /s/ Alan R. Gruber
       ___________________                        Trustee                           December 15, 1995
       Alan R. Gruber

       /s/ Lawrence Zicklin
       ____________________                       President and                     December 15, 1995
       Lawrence Zicklin                            Trustee

       /s/ Michael J. Weiner
       _____________________                      Vice President                    December 15, 1995
       Michael J. Weiner                           (Principal
                                                   Financial
                                                   Officer)

       /s/ Richard Russell
       ___________________                        Treasurer                         December 15, 1995
       Richard Russell                             (Principal
                                                   Accounting
                                                   Officer)



                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GLOBAL MANAGERS TRUST certifies that it meets all of the requirements for effectiveness of Post-Effective Amendment No. 74 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, at Paradise Island, the Bahamas, on the 17th day of November, 1995

                               GLOBAL MANAGERS TRUST

                                   /s/ Stanley Egener
                               By:______________________
                                  Stanley Egener, Chairman of the Board
                                       (Chief Executive Officer)

              Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 74 has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                                  TITLE                             DATE

       /s/ Stanley Egener                         Chairman of the                   November 17, 1995
       ___________________                         Board and Trustee
       Stanley Egener                              (Chief Executive
                                                   Officer)

       /s/ Howard A. Mileaf
       ___________________                        Trustee                           November 17, 1995
       Howard A. Mileaf

       /s/ John T. Patterson, Jr.                 Trustee                           November 17, 1995
       __________________________
       John T. Patterson, Jr.

       /s/ John P. Rosenthal                      Trustee                           November 17, 1995
       _____________________
       John P. Rosenthal

       /s/ Michael J. Weiner                      Vice President                    November 17, 1995
       _____________________                       (Principal
       Michael J. Weiner                           Financial
                                                   Officer)





                                        - 8 -






       SIGNATURE                                  TITLE                             DATE

       /s/ Richard Russell                        Treasurer                         November 17, 1995
       ___________________*                        (Principal
       Richard Russell                             Accounting
                                                   Officer)



     *        Signature affixed  at Paradise  Island, the Bahamas, by  Arthur C.
              Delibert, pursuant to a power of attorney signed at Paget, Bermuda, on May 5, 1995, and filed herewith.

                                  POWER OF ATTORNEY


              GLOBAL MANAGERS TRUST, a New York trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Stanley Egener, Michael J. Weiner, Alan R. Dynner, Richard M. Phillips, Arthur C. Delibert, Susan M. Casey, Beth A. Stekler, Jacqueline Henning and Lenore Joan McCabe (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, any registration statement of any feeder fund investing in the Trust, and any registration statements on Form N-14, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

              IN WITNESS WHEREOF, GLOBAL MANAGERS TRUST has caused this power of attorney to be executed in its name by its Chairman, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at Paget, Bermuda, this 5th day of May, 1995.

                                       GLOBAL MANAGERS TRUST

                                            /s/ Stanley Egener
                                       By:  _________________________________
                                            Stanley Egener, Chairman of the
                                                Board

     [SEAL]

     ATTEST:

     /s/ Claudia A. Brandon
     ______________________________
     Claudia A. Brandon,
     Secretary

                         [Signatures Continued on Next Page]



     SIGNATURE                                  TITLE



     /s/ Stanley Egener
     ___________________                        Chairman of the Board
     Stanley Egener                               and Trustee (Chief
                                                  Executive Officer)

     /s/ Howard A. Mileaf
     ___________________                        Trustee
     Howard A. Mileaf


     /s/ John T. Patterson, Jr.
     ___________________                        Trustee
     John T. Patterson, Jr.


     /s/ John P. Rosenthal
     ___________________                        Trustee
     John P. Rosenthal


     ___________________                        Vice President
     Michael J. Weiner


     /s/ Richard Russell
     ___________________                        Treasurer
     Richard Russell


     /s/ Claudia A. Brandon
     ___________________                        Secretary
     Claudia A. Brandon






                                                       NEUBERGER & BERMAN EQUITY FUNDS
                                                 POST-EFFECTIVE AMENDMENT NO. 74 ON FORM N-1A

                                                              INDEX TO EXHIBITS


                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------


       (1)       (a)     Certificate of Trust.  Incorporated by                      N.A.
                         Reference to Post-Effective Amendment No. 70 to
                         Registrant's Registration Statement, File Nos.
                         2-11357 and 811-582, Edgar Accession No.
                         0000898432-95-000314.

                 (b)     Trust Instrument of Neuberger & Berman Equity               N.A.
                         Funds.  Incorporated by Reference to Post-
                         Effective Amendment No. 70 to Registrant's
                         Registration Statement, File Nos. 2-11357 and
                         811-582, Edgar Accession No. 0000898432-95-
                         000314.

                 (c)     Schedule A - Current Series of Neuberger &                  N.A.
                         Berman Equity Funds.  Incorporated by Reference
                         to Post-Effective Amendment No. 70 to
                         Registrant's Registration Statement, File Nos.
                         2-11357 and 811-582, Edgar Accession No.
                         0000898432-95-000314.

       (2)       By-laws of Neuberger & Berman Equity Funds.                         N.A.
                 Incorporated by Reference to Post-Effective Amendment
                 No. 70 to Registrant's Registration Statement, File
                 Nos. 2-11357 and 811-582, Edgar Accession No.
                 0000898432-95-000314.

       (3)       Voting Trust Agreement.  None.                                      N.A.

       (4)       Specimen Share Certificate.  Incorporated by Reference              N.A.
                 to Post-Effective Amendment No. 66 to Registrant's
                 Registration Statement, File Nos. 2-11357 and 811-582.








                                        - 12 -






                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------

       (5)       (a)     (i)      Management Agreement Between Equity                N.A.
                                  Managers Trust and Neuberger & Berman
                                  Management Incorporated.  Incorporated
                                  by Reference to Post-Effective
                                  Amendment No. 70 to Registrant's
                                  Registration Statement, File Nos. 2-
                                  11357 and 811-582, Edgar Accession No.
                                  0000898432-95-000314.

                         (ii)     Schedule A - Series of Equity Managers             N.A.
                                  Trust Currently Subject to the
                                  Management Agreement.  Incorporated by
                                  Reference to Post-Effective Amendment
                                  No. 70 to Registrant's Registration
                                  Statement, File Nos. 2-11357 and 811-
                                  582, Edgar Accession No. 0000898432-
                                  95-000314.

                         (iii)    Schedule B - Schedule of Compensation              N.A.
                                  Under the Management Agreement.
                                  Incorporated by Reference to Post-
                                  Effective Amendment No. 70 to
                                  Registrant's Registration Statement,
                                  File Nos. 2-11357 and 811-582, Edgar
                                  Accession No. 0000898432-95-000314.

                 (b)     (i)      Sub-Advisory Agreement Between                     N.A.
                                  Neuberger & Berman Management
                                  Incorporated and Neuberger & Berman,
                                  L.P. with Respect to Equity Managers
                                  Trust.  Incorporated by Reference to
                                  Post-Effective Amendment No. 70 to
                                  Registrant's Registration Statement,
                                  File Nos. 2-11357 and 811-582, Edgar
                                  Accession No. 0000898432-95-000314.

                         (ii)     Schedule A - Series of Equity Managers             N.A.
                                  Trust Currently Subject to the Sub-
                                  Advisory Agreement.  Incorporated by
                                  Reference to Post-Effective Amendment
                                  No. 70 to Registrant's Registration
                                  Statement, File Nos. 2-11357 and 811-
                                  582, Edgar Accession No. 0000898432-
                                  95-000314.






                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------

                 (c)     (i)      Management Agreement Between Global                ____
                                  Managers Trust and Neuberger & Berman
                                  Management Incorporated.  Filed
                                  herewith.

                         (ii)     Schedule A - Series of Global Managers             ____
                                  Trust Currently Subject to the
                                  Management Agreement.  Filed herewith.

                         (iii)    Schedule B - Schedule of Compensation              ____
                                  Under the Management Agreement.  Filed
                                  herewith.

                 (d)     (i)      Sub-Advisory Agreement Between                     ____
                                  Neuberger & Berman Management
                                  Incorporated and Neuberger & Berman,
                                  L.P. with respect to Global Managers
                                  Trust.  Filed herewith.

                         (ii)     Schedule A - Series of Global Managers             ____
                                  Trust Currently Subject to Sub-
                                  Advisory Agreement.  Filed herewith.

       (6)       (a)     Distribution Agreement Between Neuberger &                  N.A.
                         Berman Equity Funds and Neuberger & Berman
                         Management Incorporated.  Incorporated by
                         Reference to Post-Effective Amendment No. 70 to
                         Registrant's Registration Statement, File Nos.
                         2-11357 and 811-582, Edgar Accession No.
                         0000898432-95-000314.

                 (b)     Schedule A - Series of Neuberger & Berman                   N.A.
                         Equity Funds Currently Subject to the
                         Distribution Agreement.  Incorporated by
                         Reference to Post-Effective Amendment No. 70 to
                         Registrant's Registration Statement, File Nos.
                         2-11357 and 811-582, Edgar Accession No.
                         0000898432-95-000314.

       (7)       Bonus, Profit Sharing or Pension Plans.  None.                      N.A.








                                        - 14 -






                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------

       (8)       (a)     Custodian Contract Between Neuberger & Berman               _____
                         Equity Funds and State Street Bank and Trust
                         Company.  Filed herewith.

                 (b)     Schedule A - Approved Foreign Banking                       N.A.
                         Institutions and Securities Depositories Under
                         the Custodian Contract.  To be Filed by
                         Amendment.

                 (c)     Schedule B - Approved Foreign Banking                       N.A.
                         Institutions and Securities Depositories under
                         the Custodian Contract with Respect to
                         Neuberger & Berman International Fund.  To be
                         Filed by Amendment.

       (9)       (a)     (i)      Transfer Agency Agreement Between                   N.A.
                                  Neuberger & Berman Equity Funds and
                                  State Street Bank and Trust Company.
                                  Incorporated by Reference to Post-
                                  Effective Amendment No. 70 to
                                  Registrant's Registration Statement,
                                  File Nos. 2-11357 and 811-582, Edgar
                                  Accession No. 0000898432-95-000314.

                         (ii)     Agreement Between Neuberger & Berman                N.A.
                                  Equity Funds and State Street Bank and
                                  Trust Company Adding Neuberger &
                                  Berman International Fund as a
                                  Portfolio Governed by the Transfer
                                  Agency Agreement.  Incorporated by
                                  Reference to Post-Effective Amendment
                                  No. 70 to Registrant's Registration
                                  Statement, File Nos. 2-11357 and 811-
                                  582, Edgar Accession No. 0000898432-
                                  95-000314.

                         (iii)    First Amendment to Transfer Agency and             N.A.
                                  Service Agreement Between Neuberger &
                                  Berman Equity Funds and State Street
                                  Bank and Trust Company.  Incorporated
                                  by Reference to Post-Effective
                                  Amendment No. 70 to Registrant's
                                  Registration Statement, File Nos. 2-
                                  11357 and 811-582, Edgar Accession No.
                                  0000898432-95-000314.






                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------

                 (b)     (i)      Administration Agreement Between                   N.A.
                                  Neuberger & Berman Equity Funds and
                                  Neuberger & Berman Management
                                  Incorporated.  Incorporated by
                                  Reference to Post-Effective Amendment
                                  No. 70 to Registrant's Registration
                                  Statement, File Nos. 2-11357 and 811-
                                  582, Edgar Accession No. 0000898432-
                                  95-000314.

                         (ii)     Schedule A - Series of Neuberger &                 N.A.
                                  Berman Equity Funds Currently Subject
                                  to the Administration Agreement.
                                  Incorporated by Reference to Post-
                                  Effective Amendment No. 71 to
                                  Registrant's Statement File Nos. 2-
                                  11357 and 911-582, Edgar Accession No.
                                  0000898432-95-000347.

                         (iii)    Schedule B - Schedule of Compensation              N.A.
                                  Under the Administration Agreement.
                                  Incorporated by Reference to Post-
                                  Effective Amendment No. 70 to
                                  Registrant's Registration Statement,
                                  File Nos. 2-11357 and 811-582, Edgar
                                  Accession No. 0000898432-95-000314.

       (10)      (a)     Opinion and Consent of Kirkpatrick & Lockhart               N.A.
                         LLP on Securities Matters.  Incorporated by
                         Reference to Registrant's Rule 24f-2 Notice for
                         the Fiscal Year Ended August 31, 1995, File
                         Nos. 2-11357 and 911-582, Edgar Accession No.
                         00000898432-95-000341.

       (11)      (a)     Consent of Ernst & Young LLP, Independent                   ____
                         Auditors.  Filed herewith.

                 (b)     Consent of Ernst & Young, Independent Auditors.             ____
                         Filed herewith.

                 (c)     Consent of Coopers & Lybrand L.L.P.,                        ____
                         Independent Accountants.  Filed herewith.


       (12)      Financial Statements Omitted from Prospectus.  None.                N.A.



                                        - 16 -






                                                                                 Sequentially
       Exhibit                                                                     Numbered
       Number                          Description                                   Page
       -------                         ------------                               -----------

       (13)      Letter of Investment Intent.  None.                                 N.A.

       (14)      Prototype Retirement Plan.  None.                                   N.A.

       (15)      Plan Pursuant to Rule 12b-1.  None.                                 N.A.

       (16)      Schedule of Computation of Performance Quotations.                  N.A.
                 Incorporated by Reference to Post-Effective Amendment
                 Nos. 61 and 67 to Registrant's Registration Statement,
                 File Nos. 2-11357 and 811-582.

       (17)      Financial Data Schedule.  Filed herewith.                           ____

       (18)      Plan Pursuant to Rule 18f-3.  None.                                 N.A.
